ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2015

Our Vision: We Power Life

Our Mission: We exist to operate a world-class energy business that creates sustainable value for our four stakeholders – owners, customers, employees and the communities in which we operate.

For our owners, we create value by aspiring to provide top-quartile returns through the relentless pursuit of opportunities to optimize our business.
For our customers, we create value by delivering top-quartile customer satisfaction through anticipating customer needs and exceeding their expectations while keeping rates reasonable.

For our employees, we create value by achieving top-quartile organizational health, providing a safe, rewarding, engaging, diverse and inclusive work environment, fair compensation and benefits, and opportunities to advance their careers.

For our communities, we create value through economic development, philanthropy, volunteerism and advocacy, and by operating our business safely and in a socially and environmentally responsible way.

Entergy Corporation (NYSE: ETR) is an integrated energy company engaged primarily in electric power production and retail
distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating
capacity, including nearly 10,000 megawatts of nuclear power.
Entergy delivers electricity to 2.8 million utility customers in Arkansas,
Louisiana, Mississippi and Texas. Entergy has annual revenues of approximately $11.5 billion and more than 13,000 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2015 Statistical Report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	UTILITY SECURITIES DETAIL	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Louisiana, LLC	Page 32
		Entergy Mississippi, Inc.	Page 33
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy New Orleans, Inc.	Page 33
Selected Financial and Operating Data	Page 5	Entergy Texas, Inc.	Page 34
Selected Financial Data	Page 5	System Energy Resources, Inc.	Page 34
Utility Electric Operating Data	Page 5	UTILITY STATISTICAL INFORMATION	Page 35
Entergy Wholesale Commodities Operating Data	Page 5	Utility Total Capability	Page 35
Employees	Page 5	Utility Selected Operating Data	Page 35
Owned and Leased Capability	Page 5	Utility Consolidating Information	Page 36
Consolidated Quarterly Financial Metrics	Page 6	Entergy Arkansas, Inc.	Pages 37 – 38
Consolidated Annual Financial Metrics	Page 6	Entergy Louisiana, LLC	Pages 39 – 40
Financial Results	Page 7	Entergy Mississippi, Inc.	Pages 41 – 42
Consolidated Quarterly Results	Page 7	Entergy New Orleans, Inc.	Pages 43 – 44
Consolidated Quarterly Special Items	Pages 8 – 9	System Energy Resources, Inc.	Page 44
Consolidated Annual Results	Page 10	Entergy Texas, Inc.	Pages 45 – 46
Consolidated Annual Special Items	Pages 11 – 12	Utility Nuclear Plant Statistics	Page 47
Consolidated Statements of Income	Page 13	UTILITY REGULATORY INFORMATION	Page 48
Consolidating Income Statement	Page 14	Regulatory Commissions	Page 48
Consolidated Balance Sheets	Pages 15 – 16	Commission/Council Members	Page 48
Consolidating Balance Sheet	Pages 17 – 18	Utility Electric and Gas Fuel Recovery Mechanisms	Page 49
Consolidated Statements of Cash Flow	Pages 19 – 20
Cash Flow Information by Business	Page 20	ENTERGY WHOLESALE COMMODITIES
Consolidated Statements of Changes in Equity	Page 21	EWC Quarterly Financial Metrics	Page 50
Consolidated Statements of Comprehensive	Page 22	EWC Annual Financial Metrics	Page 50
Income		EWC Quarterly Operational Metrics	Page 50
Consolidated Capital Expenditures	Page 23	EWC Annual Operational Metrics	Page 50
Entergy Corporation Securities Detail	Page 23	EWC Total Capacity	Page 50
Entergy Corporation Long-Term Debt	Page 23	EWC Nuclear Plant Statistics	Page 51
Securities Ratings (Outlook)	Page 23	EWC Non-Nuclear Wholesale Assets	Page 51
Preferred Member Interests	Page 23	Plant Statistics
		EWC Non-Nuclear Wholesale Assets	Page 51
UTILITY		Plant Emissions
Utility Quarterly Financial Metrics	Page 24	EWC Nuclear Securities Detail	Page 52
Utility Annual Financial Metrics	Page 24	EWC Non-Nuclear Wholesale Assets	Page 52
Utility Securities Ratings (Outlook)	Page 24	Securities Detail
Utility Historical Capital Expenditures	Page 24
DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Financial Results	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 53
Utility Consolidating Income Statement	Page 25
Utility Consolidating Balance Sheet	Pages 26 – 27	REG G RECONCILIATIONS
Utility Selected Annual Financial Metrics	Pages 28 – 30	Financial Measures	Pages 54 – 70

		INVESTOR INFORMATION	Page 71

ABOUT THIS PUBLICATION	• uncertainty regarding the establishment of interim or permanent sites for
This publication is unaudited and should be used in conjunction with Entergy’s	spent nuclear fuel and nuclear waste storage and disposal and the level of
2015 Annual Report to Shareholders and Form 10-K filed with the Securities	spent fuel and nuclear waste, disposal fees charged by the U.S.
and Exchange Commission. It has been prepared for information purposes and	government or other providers related to such sites
is not intended for use in connection with any sale or purchase of, or any offer	• variations in weather and the occurrence of hurricanes and other storms
to buy, any securities of Entergy Corporation or its subsidiaries.	and disasters, including uncertainties associated with efforts to remediate the effects of hurricanes, ice storms, or other weather events and the recovery
FORWARD-LOOKING INFORMATION	of costs associated with restoration, including accessing funded storm reserves,
In this report and from time to time, Entergy Corporation makes statements concerning	federal and local cost recovery mechanisms, securitization, and insurance
its expectations, beliefs, plans, objectives, goals, strategies, and future	• effects of climate change
events or performance. Such statements are “forward-looking statements”	• changes in the quality and availability of water supplies and the related
within the meaning of the Private Securities Litigation Reform Act of 1995.	regulation of water use and diversion
Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,”	• Entergy’s ability to manage its capital projects and operation
“expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,”	and maintenance costs
and other similar words or expressions are intended to identify forward-looking	• Entergy’s ability to purchase and sell assets at attractive prices
statements but are not the only means to identify these statements. Although Entergy	and on other attractive terms
believes that these forward-looking statements and the underlying assumptions are	• the economic climate, and particularly economic conditions in Entergy’s
reasonable, it cannot provide assurance that they will prove correct. Any	Utility service area and the Northeast United States and events and
forward-looking statement is based on information current as of the date of this	circumstances that could influence economic conditions in those areas,
report and speaks only as of the date on which such statement is made.	including power prices and the risk that anticipated load growth
Except to the extent required by the federal securities laws, Entergy undertakes	may not materialize
no obligation to publicly update or revise any forward-looking statements,	• the effects of Entergy’s strategies to reduce tax payments
whether as a result of new information, future events, or otherwise.	• changes in the financial markets, particularly those affecting
Forward-looking statements involve a number of risks and uncertainties.	the availability of capital and Entergy’s ability to refinance existing debt, execute
There are factors that could cause actual results to differ materially from those	share repurchase programs, and fund investments and acquisitions
expressed or implied in the forward-looking statements, including those	• actions of rating agencies, including changes in the ratings of
factors discussed or incorporated by reference in (a) Item 1A. Risk Factors	debt and preferred stock, changes in general corporate ratings,
in the 2015 Form 10-K, (b) Management’s Financial Discussion and Analysis	and changes in the rating agencies’ ratings criteria
in the 2015 Form 10-K, and (c) the following factors (in addition to others	• changes in inflation and interest rates
described elsewhere in this report and in subsequent securities filings):	• the effect of litigation and government investigations or proceedings
• resolution of pending and future rate cases and negotiations,	• changes in technology, including with respect to new, developing, or
including various performance-based rate discussions,	alternative sources of generation
Entergy’s utility supply plan, and recovery of fuel and purchased power costs	• the effects of threatened or actual terrorism, cyber attacks or data
• the termination of Entergy Arkansas’s participation in the System Agreement,	security breaches, including increased security costs, accidents and war or a
which occurred in December 2013, the termination of Entergy Mississippi's	catastrophic event such as a nuclear accident or a natural gas pipeline
participation in the System Agreement which occurred in November 2015, and the	explosion
termination of Entergy Texas's, Entergy Gulf States Louisiana's, and Entergy Louisiana's	• Entergy’s ability to attract and retain talented management and directors
participation in the System Agreement which will occur on August 31, 2016, and	• changes in accounting standards and corporate governance
result in the termination of the System Agreement in its entirety pursuant to	• declines in the market prices of marketable securities and resulting funding
a settlement agreement approved by FERC in December 2015	requirements and the effects on benefit costs for Entergy’s defined benefit
• regulatory and operating challenges and uncertainties and economic risks	pension and other postretirement benefit plans
associated with the Utility operating companies’ move to MISO, which occurred	• future wage and employee benefit costs, including changes
in December 2013, including the effect of current or projected MISO market rules and	in discount rates and returns on benefit plan assets
market and system conditions in the MISO markets, the allocation of MISO system	• changes in decommissioning trust fund values or earnings or in the
transmission upgrade costs, and the effect of planning decisions that MISO makes	timing of, requirement for, or cost to decommission nuclear plant sites
with respect to future transmission investments by the Utility operating companies	• the implementation of the planned shutdown of Pilgrim and FitzPatrick and the
• changes in utility regulation, including the beginning or end of retail and wholesale	related decommissioning of those plants and Vermont Yankee
competition, the ability to recover net utility assets and other potential stranded	• the effectiveness of Entergy’s risk management policies and
costs, and the application of more stringent transmission reliability requirements	procedures and the ability and willingness of its counterparties
or market power criteria by the FERC	to satisfy their financial and performance commitments
• changes in the regulation or regulatory oversight of Entergy’s nuclear generating	• factors that could lead to impairment of long-lived assets
facilities and nuclear materials and fuel, including with respect to the planned, potential	• the ability to successfully complete merger, acquisition, or
or actual shutdown of nuclear generating facilities owned or operated by	divestiture plans, regulatory or other limitations imposed as a
Entergy Wholesale Commodities and the effects of new or existing safety or	result of merger, acquisition, or divestiture, and the success of
environmental concerns regarding nuclear power plants and nuclear fuel	the business following a merger, acquisition, or divestiture
• resolution of pending or future applications, and related regulatory proceedings
and litigation, for license renewals or modifications or other authorizations required	REGULATION G COMPLIANCE
of nuclear generating facilities and the effect of public and political opposition on	Financial performance measures shown in this report include those

these applications, regulatory proceedings and litigation	calculated and presented in accordance with generally accepted
• the performance of and deliverability of power from Entergy’s generation	accounting principles (GAAP), as well as those that are considered
resources, including the capacity factors at its nuclear generating facilities	non-GAAP measures. This report includes non-GAAP measures
• Entergy’s ability to develop and execute on a point of view regarding future	of operational earnings; operational earnings per share;
prices of electricity, natural gas, and other energy-related commodities	operational adjusted EBITDA; operational return
• prices for power generated by Entergy’s merchant generating	on average invested capital; operational return on average common or
facilities and the ability to hedge, meet credit support requirements for hedges,	members’ equity; operational price to earnings ratio;
sell power forward or otherwise reduce the market price risk associated	operational non-fuel operation and maintenance expense;
with those facilities, including the Entergy Wholesale Commodities nuclear plants	operational common dividend payout ratio; gross liquidity; net debt to
• the prices and availability of fuel and power Entergy must purchase	net capital ratio; debt to capital ratio, excluding securitization debt;
for its Utility customers, and Entergy’s ability to meet credit support	net debt to net capital ratio, excluding securitization debt;
requirements for fuel and power supply contracts	parent debt to total debt ratio, excluding securitization debt;
• volatility and changes in markets for electricity, natural gas,	debt to operational adjusted EBITDA, excluding securitization debt;
uranium, emissions allowances, and other energy-related commodities,	operational FFO to debt ratio, excluding securitization debt;
and the effect of those changes on Entergy and its customers	adjusted average total revenue per MWh; adjusted average total revenue per
• changes in law resulting from federal or state energy legislation or	per MWH, excluding VY; and operational non-fuel O&M per MWh
legislation subjecting energy derivatives used in hedging and risk	when describing Entergy’s results of operations and financial
management transactions to governmental regulation	performance. We have prepared reconciliations of these measures to the
• changes in environmental, tax, and other laws and regulations, including requirements	most directly comparable GAAP measures. Reconciliations can be found
for reduced emissions of sulfur dioxide, nitrogen oxide, greenhouse gases, mercury,	on pages 7, 10, and 54 – 70.
thermal energy and other regulated air and water emissions, and changes in costs of compliance with environmental and other laws and regulations

ENTERGY AT A GLANCE

BUSINESS SEGMENT AND LEGAL ENTITY STRUCTURE OVERVIEW

Entergy Corporation
Entergy Arkansas, Inc.
EGS Holdings, LLC
Entergy Gulf States Louisiana, LLC
Entergy Louisiana Holdings, Inc.
EL Investment Company, LLC
Entergy Utility Holding Co, LLC [b]
Entergy Louisiana, LLC
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.
Entergy Texas, Inc.
System Energy Resources, Inc.
Entergy Services, Inc.
Entergy Operations, Inc.
Entergy Nuclear Holding
Palisades
Indian Point 2
Vermont Yankee[a]
75%[c]
Entergy Nuclear Holding #1
FitzPatrick
Indian Point 3
Pilgrim
Entergy Power Marketing Holding II, Inc.
Entergy Nuclear Power Marketing
Entergy Nuclear Holding Company #2
Entergy Nuclear Operations, Inc.

Above diagram represents business segment structure and does not necessarily represent complete legal entity organization structure.
Only Entergy Wholesale Commodities plants with greater than 500 MWs of owned capacity are shown.
(a) Vermont Yankee plant ceased power production on 12/29/14
(b) Entergy Corp. owns 5%, Entergy Gulf States Louisiana, LLC owns 31.5%, and EL Investment Co., LLC owns 42.5%
Unaffiliated third parties own 21%
(c) Remaining 25% is owned by another Entergy affiliate

CORPORATE PROFILE	BUSINESS SEGMENTS
Entergy Corporation is a Fortune 500 integrated energy company	Entergy’s five year results in this report are presented in
engaged primarily in electric power production and retail	three business segments:
distribution operations.
• Approximately 30,000 MW electric generating capacity	• Utility
• Nearly 10,000 MW nuclear power	• Entergy Wholesale Commodities
• 2.8 million utility customers	• Parent and Other
• Approximately $11.5 billion annual revenues
• More than 13,000 employees	In fourth quarter 2012, Entergy included subsidiaries
• 83 electric generating units operated	previously included and reported in the
Parent & Other segment in the Entergy Wholesale
Commodities segment to improve the alignment of certain
intercompany items. The prior period financial information
in this report has been restated to reflect this change.

On October 1, 2015, the businesses formerly conducted by Entergy Louisiana and Entergy Gulf States Louisiana were combined into a single public utility. With the completion of the business combination, Entergy Louisiana holds substantially all of the assets, and has assumed the liabilities, of Entergy Louisiana and Entergy Gulf States Louisiana. The combination was accounted for as a transaction between entities under common control. The effect of the business combination has been retrospectively applied to Entergy Louisiana's data presented in this report.

ENTERGY CORPORATION AND SUBSIDIARIES
BUSINESS SEGMENTS (CONTINUED)

UTILITY	ENTERGY WHOLESALE COMMODITIES
Entergy’s utility companies generate, transmit, distribute, and sell	Entergy’s Wholesale Commodities business owns, operates and decommissions
electric power, and operate a small natural gas distribution business.	nuclear plants in the northern United States. This business is focused on
• Five electric utilities with 2.8 million customers	selling power produced by its operating plants to wholesale customers.
• Four states – Arkansas, Louisiana, Mississippi, Texas	Entergy’s Wholesale Commodities business also owns interests in non-nuclear
• 22,000 MW generating capacity	power plants that sell the electric power produced by those plants to
• Two gas utilities with 199,000 customers	wholesale customers. This business also provides services to other nuclear power plant owners.
ENTERGY ARKANSAS, INC. (EAI)	• 4,406 MW nuclear-owned generating capacity in five units in northern U.S.
Entergy Arkansas generates, transmits, distributes, and sells electric	• Pilgrim Nuclear Power Station in Plymouth, Massachusetts
power to 705,000 retail customers in portions of Arkansas.	• James A. FitzPatrick in Oswego, New York
• Indian Point Units 2 and 3 in Buchanan, New York
ENTERGY LOUISIANA, LLC (ELL)	• Palisades Nuclear Energy Plant in Covert, Michigan
Entergy Louisiana generates, transmits, distributes, and sells electric	• 474 net MW non-nuclear generating capacity
power to 1,064,000 retail customers in portions of Louisiana. Entergy	• 800 MW under management services contract
Louisiana also provides natural gas service to 94,000 customers in	• Cooper Nuclear Station located near Brownville, Nebraska
the Baton Rouge, Louisiana area.	• Contracts (ongoing and completed) with other nuclear facility owners to provide decommissioning and license renewal services
ENTERGY MISSISSIPPI, INC. (EMI)
Entergy Mississippi generates, transmits, distributes, and sells electric	On Dec. 29, 2014, Entergy Wholesale Commodities’ Vermont Yankee
power to 445,000 retail customers in portions of Mississippi.	nuclear plant ceased power production and entered its decommissioning phase.
ENTERGY NEW ORLEANS, INC. (ENOI)
Entergy New Orleans generates, transmits, distributes, and sells	In 2015, Entergy determined that shutdown of FitzPatrick is planned
electric power to 197,000 retail customers in the city of New Orleans,	for 1/27/17, and Pilgrim shutdown is planned for 5/31/19.
Louisiana. Entergy New Orleans also provides natural gas utility service to 105,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (ETI)
Entergy Texas generates, transmits, distributes, and sells electric power to 434,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells energy and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
(In millions, except percentages, per share amounts, and ratios)	2015	2014	2013	2012	2011
GAAP MEASURES
Operating Revenues	$11,513	$12,495	$11,391	$10,302	$11,229
As-Reported Net Income	($177)	$941	$712	$847	$1,346
As-Reported Earnings Per Share	($0.99)	$5.22	$3.99	$4.76	$7.55
Shares of Common Stock Outstanding
End of Year	178.4	179.2	178.4	177.8	176.4
Weighted Average – Diluted	179.2	180.3	178.6	177.7	178.4
Return on Average Invested Capital – As-Reported	1.0%	5.6%	4.7%	5.5%	8.0%
Return on Average Common Equity – As-Reported	(1.8)%	9.6%	7.6%	9.3%	15.4%
Net Cash Flow Provided by Operating Activities	$3,291	$3,889	$3,189	$2,940	$3,129
Year-End Closing Market Price Per Share of Common Stock	$68.36	$87.48	$63.27	$63.75	$73.05
Book Value Per Share at End of Year	$51.89	$55.83	$54.00	$51.72	$50.81
Market Value of Equity at End of Year	$12,195	$15,680	$11,286	$11,335	$12,883
Price to Earnings Ratio – As-Reported	(69.37)	16.77	15.87	13.39	9.68
Common Dividend Paid Per Share	$3.34	$3.32	$3.32	$3.32	$3.32
Common Dividend Payout Ratio – As-Reported	(339)%	64%	83%	70%	44%
NON-GAAP MEASURES
Operational Earnings	$1,076	$1,050	$957	$1,109	$1,359
Operational Earnings Per Share	$6.00	$5.83	$5.36	$6.23	$7.62
Special Items Per Share	($6.99)	($0.61)	($1.37)	($1.47)	($0.07)
Return on Average Invested Capital – Operational	6.3%	6.1%	5.8%	6.6%	8%
Return on Average Common Equity – Operational	11.2%	10.7%	10.2%	12.2%	15.6%
Price to Earnings Ratio – Operational	11.38	15.02	11.80	10.23	9.59
Common Dividend Payout Ratio – Operational	56%	57%	62%	53%	44%
Certain prior year data has been reclassified to conform with current year presentation.
UTILITY ELECTRIC OPERATING DATA
	2015	2014	2013	2012	2011
Retail Kilowatt-Hour Sales (millions)	112,312	110,910	107,781	107,004	108,688
Peak Demand (megawatts)	21,730	20,472	21,581	21,866	22,387
Retail Customers – Year End (thousands)	2,845	2,818	2,800	2,778	2,757

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2015	2014	2013	2012	2011
Operating Revenues (millions)(a)	$2,062	$2,719	$2,313	$2,326	$2,414
Billed Electric Energy Sales (gigawatt hours)	39,745	44,424	45,127	46,178	43,497
(a) Includes revenue associated with below-market PPA for Palisades of $15,199,380 for 2015, $16,496,061 for 2014, $17,654,839 for 2013, $16,724,963 for 2012, and $42,996,197 for 2011.

EMPLOYEES
	2015	2014	2013	2012	2011
Total Employees – Year End	13,579	13,393	13,808	14,625	14,682

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2015

	Entergy	Entergy	Entergy	Entergy	Entergy	System	Entergy Wholesale
	Arkansas	Louisiana	Mississippi	New Orleans	Texas	Energy	Commodities(c)(d)	Total
Gas/Oil	1,646	6,770	3,116	781	2,272	—	213	14,798
Coal	1,197	360	420	—	266	—	181	2,424
Total Fossil	2,843	7,130	3,536	781	2,538	—	394	17,222
Nuclear	1,809	2,128	—	—	—	1,261	4,406	9,604
Other(b)	74	—	—	—	—	—	80	154
Total	4,726	9,258	3,536	781	2,538	1,261	4,880	26,980
 (a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Other includes Hydro (EAI) and Wind (EWC).
(c) Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(d) Reflects nameplate rating of generating unit and excludes capacity under contract.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2015					2014					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	298	149	(723)	100	(177)	401	189	230	120	941	(118.8)
As-Reported Non-Fuel O&M ($ millions)	835	895	921	955	3,606	795	882	914	988	3,578	0.8
Return on Average Invested Capital –
As-Reported (%)(a)	5.1	5.0	1.1	1.0	1.0	5.7	5.8	5.8	5.6	5.6	(82.1)
Return on Average Common Equity –
As-Reported (%)(a)	8.3	7.9	(1.6)	(1.8)	(1.8)	9.9	10.1	9.9	9.6	9.6	(118.8)
Revolver Capacity ($ millions)	3,779	4,158	3,869	3,582	3,582	4,077	4,003	3,975	3,592	3,592	(0.3)
Total Debt ($ millions)	14,044	13,858	14,144	13,850	13,850	13,860	13,692	13,673	13,917	13,917	(0.5)
Debt to Capital Ratio (%)	57.4	57.0	60.2	59.1	59.1	57.5	56.9	56.7	57.4	57.4	3.0

NON-GAAP MEASURES
Operational Earnings ($ millions)	303	150	341	283	1,076	410	200	304	135	1,050	2.5
Operational Non-Fuel O&M ($ millions)	842	897	923	961	3,623	807	898	925	1,009	3,637	(0.4)
Return on Average Invested Capital –
Operational (%)(a)	5.6	5.4	5.6	6.3	6.3	6.8	6.8	6.3	6.1	6.1	3.3
Return on Average Common Equity –
Operational (%)(a)	9.4	8.8	9.6	11.2	11.2	12.5	12.6	11.2	10.7	10.7	4.7
Total Gross Liquidity ($ millions)	4,960	5,068	4,910	4,933	4,933	4,985	4,653	5,044	5,014	5,014	(1.6)
Debt to Capital Ratio, Excluding Securitization Debt (%)	56.0	55.6	58.7	57.7	57.7	55.9	55.4	55.2	56.0	56.0	3.0
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	53.7	53.9	56.7	55.0	55.0	54.1	54.1	53.0	53.2	53.2	3.4
Parent Debt to Total Debt Ratio, Excluding Securitization Debt (%)	20.9	20.3	20.9	21.9	21.9	20.6	20.2	19.6	20.4	20.4	7.4
Debt to Operational EBITDA, Excluding Securitization Debt	3.9	3.9	3.9	4.1	4.1	3.7	3.5	3.6	3.7	3.7	10.8
Operational FFO to Debt Ratio, Excluding Securitization Debt (%)	28.2	28.4	25.4	25.7	25.7	26.9	28.9	29.4	27.8	27.8	(7.6)
(a) Rolling twelve months. Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED ANNUAL FINANCIAL METRICS

			2015		2014		2013		2012		2011
GAAP MEASURES
As-Reported Net Income ($ millions)			(177)		941		712		847		1,346
As-Reported Non-Fuel O&M ($ millions)			3,606		3,578		3,589		3,291		3,123
Return on Average Invested Capital – As-Reported (%)			1.0		5.6		4.7		5.5		8.0
Return on Average Common Equity – As-Reported (%)			(1.8)		9.6		7.6		9.3		15.4
Revolver Capacity ($ millions)			3,582		3,592		3,977		3,462		2,001
Total Debt ($ millions)			13,850		13,917		13,562		13,358		12,283
Debt to Capital Ratio (%)			59.1		57.4		57.7		58.5		57.1
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share			77		81		86		90		94
Leases – Entergy’s Share			359		422		456		505		508
Power Purchase Agreements Accounted for as Leases (a)			195		224		253		282		307
Total			631		727		795		877		909

NON-GAAP MEASURES

Operational Earnings ($ millions)	1,076	1,050	957	1,109	1,359
Operational Non-Fuel O&M ($ millions)	3,623	3,637	3,690	3,330	3,136
Return on Average Invested Capital – Operational (%)	6.3	6.1	5.8	6.6	8.0
Return on Average Common Equity – Operational (%)	11.2	10.7	10.2	12.2	15.6
Total Gross Liquidity ($ millions)	4,933	5,014	4,716	3,995	2,695
Debt to Capital Ratio, Excluding Securitization Debt (%)	57.7	56.0	56.1	56.6	54.8
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	55.0	53.2	54.6	55.6	53.2
Parent Debt to Total Debt, Excluding Securitization Debt (%)	21.9	20.4	21.9	23.7	25.8
Debt to Operational EBITDA, Excluding Securitization Debt	4.1	3.7	4.0	4.1	3.3
Operational FFO to Debt Ratio, Excluding Securitization Debt (%)	25.7	27.8	27.0	24.0	22.6
Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.
(a) For further detail, see Note 10 on page 164 of the 2015 SEC Form 10-K.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2015					2014					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
AS-REPORTED
Utility	1.24	1.11	2.01	1.75	6.12	1.12	1.15	1.72	0.60	4.60	1.52
Entergy Wholesale Commodities	0.68	(0.02)	(5.76)	(0.86)	(5.96)	1.35	0.14	(0.18)	0.31	1.62	(7.58)
Parent & Other	(0.27)	(0.26)	(0.29)	(0.33)	(1.15)	(0.23)	(0.24)	(0.27)	(0.25)	(1.00)	(0.15)
CONSOLIDATED AS-REPORTED EARNINGS	1.65	0.83	(4.04)	0.56	(0.99)	2.24	1.05	1.27	0.66	5.22	(6.21)
LESS SPECIAL ITEMS
Utility	—	—	—	—	—	(0.01)	(0.02)	—	(0.01)	(0.04)	0.04
Entergy Wholesale Commodities	(0.03)	—	(5.94)	(1.02)	(6.99)	(0.04)	(0.04)	(0.41)	(0.08)	(0.57)	(6.42)
Parent & Other	—	—	—	—	—	—	—	—	—	—	—
TOTAL SPECIAL ITEMS	(0.03)	—	(5.94)	(1.02)	(6.99)	(0.05)	(0.06)	(0.41)	(0.09)	(0.61)	(6.38)
OPERATIONAL
Utility	1.24	1.11	2.01	1.75	6.12	1.13	1.17	1.72	0.61	4.64	1.48
Entergy Wholesale Commodities	0.71	(0.02)	(0.29)	0.16	1.03	1.39	0.18	0.23	0.39	2.19	(1.16)
Parent & Other	(0.27)	(0.26)	0.18	(0.33)	(1.15)	(0.23)	(0.24)	(0.27)	(0.25)	(1.00)	(0.15)
CONSOLIDATED OPERATIONAL EARNINGS	1.68	0.83	1.90	1.58	6.00	2.29	1.11	1.68	0.75	5.83	0.17

Weather Impact	0.08	(0.02)	0.16	(0.03)	0.19	0.18	(0.05)	(0.11)	0.05	0.07	0.12

SHARES OF COMMON STOCK
OUTSTANDING (in millions)
End of Period	179.5	179.5	178.4	178.4	178.4	179.1	179.6	179.6	179.2	179.2	(0.8)
Weighted Average - Diluted	180.5	180	180.5	179.1	179.2	179.1	180.0	180.5	181.6	180.3	(1.1)
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2015					2014					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
HCM implementation expenses	—	—	—			(0.01)	(0.02)	—	(0.01)	(0.04)	0.04
Total	—	—	—	—	—	(0.01)	(0.02)	—	(0.01)	(0.04)	0.04
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Decisions to close VY, FitzPatrick, and Pilgrim	(0.03)	—	(5.94)	(0.02)	(5.99)	(0.03)	(0.04)	(0.41)	(0.08)	(0.56)	(5.43)
Palisades asset impairment and related write-offs	—	—	—	(1.43)	(1.43)	—	—	—	—	—	(1.43)
Top Deer investment impairment	—	—	—	(0.13)	(0.13)	—	—	—	—	—	(0.13)
Gain on the sale of RISEC	—	—	—	0.56	0.56	—	—	—	—	—	0.56
HCM implementation expenses	—	—	—	—	—	(0.01)	—	—	—	(0.01)	0.01
Total	(0.03)	—	(5.94)	(1.02)	(6.99)	(0.04)	(0.04)	(0.41)	(0.08)	(0.57)	(6.42)
TOTAL SPECIAL ITEMS	(0.03)	—	(5.94)	(1.02)	(6.99)	(0.05)	(0.06)	(0.41)	(0.09)	(0.61)	(6.38)

	2015					2014					YTD
($ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
HCM implementation expenses	—	—	—	—	—	(2.3)	(3.5)	(0.3)	(1.5)	(7.6)	7.6
Total	—	—	—	—	—	(2.3)	(3.5)	(0.3)	(1.5)	(7.6)	7.6
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Decisions to close VY, FitzPatrick, and Pilgrim	(4.6)	(1.1)	(1,063.7)	(3.3)	(1,072.7)	(5.9)	(6.9)	(73.7)	(13.2)	(99.7)	(973.0)
Palisades asset impairment and related write-offs	—	—	—	(255.9)	(255.9)	—	—	—	—	—	(255.9)
Top Deer investment impairment	—	—	—	(23.9)	(23.9)	—	—	—	—	—	(23.9)
Gain on the sale of RISEC	—	—	—	100.1	100.1	—	—	—	—	—	100.1
HCM implementation expenses	—	—	—	—	—	(0.7)	(0.6)	(0.3)	(0.5)	(2.1)	2.1
Total	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(6.6)	(7.5)	(74.0)	(13.7)	(101.8)	(1,150.6)
TOTAL SPECIAL ITEMS	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(8.9)	(11.0)	(74.3)	(15.2)	(109.4)	(1,143.0)
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2015					2014
(Pre-tax except for Income taxes, $ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY SPECIAL ITEMS
Other operation and maintenance	—	—	—	—	—	(3.9)	(5.6)	(0.7)	(2.4)	(12.6)	12.6
Taxes other than income taxes	—	—	—	—	—	(0.2)	(0.3)	—	(0.1)	(0.6)	0.6
Income taxes	—	—	—	—	—	1.8	2.4	0.4	1.0	5.6	(5.6)
Total	—	—	—	—	—	(2.3)	(3.5)	(0.3)	(1.5)	(7.6)	7.6
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Other operation and maintenance	(7.5)	(1.6)	(1.7)	(6.2)	(17.0)	(7.8)	(9.6)	(10.2)	(19.1)	(46.8)	29.8
Asset write-offs, impairments, and related charges	—	—	(1,642.2)	(394.0)	(2,036.2)	(2.3)	(1.7)	(103.0)	(0.6)	(107.5)	(1,928.7)
Taxes other than income taxes	0.3	—	(0.1)	(0.5)	(0.3)	(0.6)	(0.8)	(0.8)	(1.4)	(3.6)	3.3
Gain on sale of asset	—	—	—	154.0	154.0	—	—	—	—	—	154.0
Miscellaneous net (other income)	—	—	—	(36.8)	(36.8)	—	—	—	—	—	(36.8)
Income taxes	2.5	0.6	580.3	100.4	683.8	4.1	4.6	39.9	7.4	56.1	627.7
Total	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(6.6)	(7.5)	(74.0)	(13.7)	(101.8)	(1,150.6)
TOTAL SPECIAL ITEMS	(4.6)	(1.1)	(1,063.7)	(183.0)	(1,252.4)	(8.9)	(11.0)	(74.3)	(15.2)	(109.4)	(1,143.0)
*Operating revenue less fuel, fuel related expenses, purchased power and other regulatory charges (credits) – net.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2015	2014	2013	2012	2011
AS-REPORTED
Utility	6.12	4.60	4.64	5.30	6.20
Entergy Wholesale Commodities	(5.96)	1.62	0.24	0.23	2.74
Parent & Other	(1.15)	(1.00)	(0.89)	(0.77)	(1.39)
CONSOLIDATED AS-REPORTED EARNINGS	(0.99)	5.22	3.99	4.76	7.55
LESS SPECIAL ITEMS
Utility	—	(0.04)	(0.16)	(0.21)	—
Entergy Wholesale Commodities	(6.99)	(0.57)	(1.23)	(1.26)	—
Parent & Other	—	—	0.02	—	(0.07)
TOTAL SPECIAL ITEMS	(6.99)	(0.61)	(1.37)	(1.47)	(0.07)
OPERATIONAL
Utility	6.12	4.64	4.80	5.51	6.20
Entergy Wholesale Commodities	1.03	2.19	1.47	1.49	2.74
Parent & Other	(1.15)	(1.00)	(0.91)	(0.77)	(1.32)
CONSOLIDATED OPERATIONAL EARNINGS	6.00	5.83	5.36	6.23	7.62
Weather Impact	0.19	0.07	—	(0.09)	0.52

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

($/share)	2015	2014	2013	2012	2011
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	(0.05)	(0.21)	—
HCM implementation expenses	—	(0.04)	(0.11)	—	—
Total	—	(0.04)	(0.16)	(0.21)	—
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Decisions to close VY, FitzPatrick, and Pilgrim	(5.99)	(0.56)	(1.15)	(1.26)	—
Palisades asset impairment and related write-offs	(1.43)	—	—	—	—
Top Deer investment impairment	(0.13)	—	—	—	—
Gain on the sale of RISEC	0.56	—	—	—	—
HCM implementation expenses	—	(0.01)	(0.08)	—	—
Total	(6.99)	(0.57)	(1.23)	(1.26)	—
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	0.03	—	(0.07)
HCM implementation expenses	—	—	(0.01)	—	—
Total	—	—	0.02	—	(0.07)
TOTAL SPECIAL ITEMS	(6.99)	(0.61)	(1.37)	(1.47)	(0.07)

($ millions)	2015	2014	2013	2012	2011
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	(8.7)	(37.1)	—
HCM implementation expenses	—	(7.6)	(20.3)	—	—
Total	—	(7.6)	(29.0)	(37.1)	—
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Decisions to close VY, FitzPatrick, and Pilgrim	(1,072.7)	(99.7)	(204.8)	(223.5)	—
Palisades asset impairment and related write-offs	(255.9)	—		—	—
Top Deer investment impairment	(23.9)	—	—	—	—
Gain on the sale of RISEC	100.1	—	—	—	—
HCM implementation expenses	—	(2.1)	(15.0)	—	—
Total	(1,252.4)	(101.8)	(219.8)	(223.5)	—
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	5.5	(1.0)	(13.0)
HCM implementation expenses	—	—	(1.9)	—	—
Total	—	—	3.6	(1.0)	(13.0)
TOTAL SPECIAL ITEMS	(1,252.4)	(109.4)	(245.2)	(261.6)	(13.0)

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for Income taxes, $ millions)	2015	2014	2013	2012	2011
UTILITY SPECIAL ITEMS
Net revenue*	—	—	5.7	—	—
Non-fuel O&M	—	(12.6)	(64.0)	(38.2)	—
Asset write-offs, impairments, and related charges	—	—	(9.4)	—	—
Taxes other than income taxes	—	(0.6)	(1.0)	—	—
Income taxes - other	—	5.6	39.7	1.0	—
Total	—	(7.6)	(29.0)	(37.1)	—
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Non-fuel O&M	(17.0)	(46.8)	(37.1)	—	—
Asset write-offs, impairments, and related charges	(2,036.2)	(107.5)	(329.3)	(355.5)	—
Taxes other than income taxes	(0.3)	(3.6)	(1.1)		—
Gain on sale of asset	154.0	—	—	—	—
Miscellaneous net (other income)	(36.8)	—	—	—	—
Income taxes - other	683.8	56.1	147.7	132.1	—
Total	(1,252.4)	(101.8)	(219.8)	(223.5)	—
PARENT & OTHER SPECIAL ITEMS
Non-fuel O&M	—	—	(0.3)	(1.0)	(13.0)
Asset write-offs, impairments, and related charges	—	—	(2.8)	—	—
Income taxes - other	—	—	6.7	—	—
Total	—	—	3.6	(1.0)	(13.0)
TOTAL SPECIAL ITEMS	(1,252.4)	(109.4)	(245.2)	(261.6)	(13.0)
*Operating revenue less fuel, fuel related expenses, purchased power and other regulatory charges (credits) – net.
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

In thousands, except share data, for the years ended December 31,	2015	2014	2013	2012	2011
OPERATING REVENUES:
Electric	$9,308,678	$9,591,902	$8,942,360	$7,870,649	$8,673,517
Natural gas	142,746	181,794	154,353	130,836	165,819
Competitive businesses	2,061,827	2,721,225	2,294,234	2,300,594	2,389,737
Total	11,513,251	12,494,921	11,390,947	10,302,079	11,229,073
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,452,171	2,632,558	2,445,818	2,036,835	2,492,714
Purchased power	1,390,805	1,915,414	1,554,332	1,255,800	1,564,967
Nuclear refueling outage expenses	251,316	267,679	256,801	245,600	255,618
Other operation and maintenance	3,354,981	3,310,536	3,331,934	3,045,392	2,867,758
Asset write-offs, impairments, and related charges	2,104,906	179,752	341,537	355,524	—
Decommissioning	280,272	272,621	242,104	184,760	190,595
Taxes other than income taxes	619,422	604,606	600,350	557,298	536,026
Depreciation and amortization	1,337,276	1,318,638	1,261,044	1,144,585	1,102,202
Other regulatory charges (credits) – net	175,304	(13,772)	45,597	175,104	205,959
Total	11,966,453	10,488,032	10,079,517	9,000,898	9,215,839
Gain on sale of asset / business	154,037	—	43,569	—	—
OPERATING INCOME (LOSS)	(299,165)	2,006,889	1,354,999	1,301,181	2,013,234
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	51,908	64,802	66,053	92,759	84,305
Interest and investment income	187,062	147,686	199,300	127,776	128,994
Miscellaneous – net	(95,997)	(42,016)	(59,762)	(53,214)	(59,271)
Total	142,973	170,472	205,591	167,321	154,028
INTEREST EXPENSE:
Interest expense	670,096	661,083	629,537	606,596	551,521
Allowance for borrowed funds used during construction	(26,627)	(33,576)	(25,500)	(37,312)	(37,894)
Total	643,469	627,507	604,037	569,284	513,627
INCOME (LOSS) BEFORE INCOME TAXES	(799,661)	1,549,854	956,553	899,218	1,653,635
Income taxes	(642,927)	589,597	225,981	30,855	286,263
CONSOLIDATED NET INCOME (LOSS)	(156,734)	960,257	730,572	868,363	1,367,372
Preferred dividend requirements of subsidiaries	19,828	19,536	18,670	21,690	20,933
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$(176,562)	$940,721	$711,902	$846,673	$1,346,439
Basic earnings (loss) per average common share	$ (0.99)	$5.24	$3.99	$4.77	$7.59
Diluted earnings (loss) per average common share	$ (0.99)	$5.22	$3.99	$4.76	$7.55
Average number of common shares outstanding:
Basic average number of common shares outstanding	179,176,356	179,506,151	178,211,192	177,324,813	177,430,208
Diluted average number of common shares outstanding	179,176,356	180,296,885	178,570,400	177,737,565	178,370,695
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2015 CONSOLIDATING INCOME STATEMENT (unaudited)

		ENTERGY
		WHOLESALE	PARENT &
In thousands, except share data, for the year ended December 31, 2015.	UTILITY	COMMODITIES	OTHER	CONSOLIDATED
OPERATING REVENUES:
Electric	$9,308,740	$—	$(62)	$9,308,678
Natural gas	142,746	—	—	142,746
Competitive businesses	—	2,061,827	—	2,061,827
Total	9,451,486	2,061,827	(62)	11,513,251
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,137,122	315,111	(62)	2,452,171
Purchased power	1,310,175	80,564	66	1,390,805
Nuclear refueling outage expenses	117,545	133,771	—	251,316
Other operation and maintenance	2,443,075	899,373	12,533	3,354,981
Asset write-offs, impairments, and related charges	68,672	2,036,234	—	2,104,906
Decommissioning	142,744	137,528	—	280,272
Taxes other than income taxes	507,739	110,533	1,150	619,422
Depreciation and amortization	1,096,088	239,032	2,156	1,337,276
Other regulatory charges (credits) - net	175,304	—	—	175,304
Total	7,998,464	3,952,146	15,843	11,966,453
Gain on sale of asset / business	—	154,037	—	154,037
OPERATING INCOME (LOSS)	1,453,022	(1,736,282)	(15,905)	(299,165)
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	51,908	—	—	51,908
Interest and investment income	191,546	148,654	(153,138)	187,062
Miscellaneous – net	(22,067)	(61,580)	(12,350)	(95,997)
Total	221,387	87,074	(165,488)	142,973
INTEREST EXPENSE:
Interest expense	569,759	26,788	73,549	670,096
Allowance for borrowed funds used during construction	(26,627)	—	—	(26,627)
Total	543,132	26,788	73,549	643,469
INCOME (LOSS) BEFORE INCOME TAXES	1,131,277	(1,675,996)	(254,942)	(799,661)
Income taxes	16,761	(610,339)	(49,349)	(642,927)
CONSOLIDATED NET INCOME (LOSS)	1,114,516	(1,065,657)	(205,593)	(156,734)
Preferred dividend requirements of subsidiaries	17,641	2,187	—	19,828
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,096,875	$(1,067,844)	$(205,593)	$(176,562)
Basic earnings (loss) per average common share	$6.12	$ (5.96)	$ (1.15)	$ (0.99)
Diluted earnings (loss) per average common share	$6.12	$ (5.96)	$ (1.15)	$ (0.99)
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2015	2014	2013	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$63,497	$131,327	$129,979	$112,992	$81,468
Temporary cash investments	1,287,464	1,290,699	609,147	419,577	612,970
Total cash and cash equivalents	1,350,961	1,422,026	739,126	532,569	694,438
Securitization recovery trust account	—	—	—	46,040	50,304
Accounts receivable:
Customer	608,491	596,917	670,641	568,871	568,558
Allowance for doubtful accounts	(39,895)	(35,663)	(34,311)	(31,956)	(31,159)
Other	178,364	220,342	195,028	161,408	166,186
Accrued unbilled revenues	321,940	321,659	340,828	303,392	298,283
Total accounts receivable	1,068,900	1,103,255	1,172,186	1,001,715	1,001,868
Deferred fuel costs	—	155,140	116,379	150,363	209,776
Accumulated deferred income taxes	—	27,783	175,073	306,902	9,856
Fuel inventory – at average cost	217,810	205,434	208,958	213,831	202,132
Materials and supplies – at average cost	873,357	918,584	915,006	928,530	894,756
Deferred nuclear refueling outage costs	211,512	214,188	192,474	243,374	231,031
System agreement cost equalization	—	—	—	16,880	36,800
Prepayments and other	344,872	343,223	410,489	242,922	291,742
Total	4,067,412	4,389,633	3,929,691	3,683,126	3,622,703
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	4,341	36,234	40,350	46,738	44,876
Decommissioning trust funds	5,349,953	5,370,932	4,903,144	4,190,108	3,788,031
Non-utility property – at cost (less accumulated depreciation)	219,999	213,791	199,375	256,039	260,436
Other	468,704	405,169	210,616	436,234	416,423
Total	6,042,997	6,026,126	5,353,485	4,929,119	4,509,766
PROPERTY, PLANT AND EQUIPMENT:
Electric	44,467,159	44,881,419	42,935,712	41,944,567	39,385,524
Property under capital lease	952,465	945,784	941,299	935,199	809,449
Natural gas	392,032	377,565	366,365	353,492	343,550
Construction work in progress	1,456,735	1,425,981	1,514,857	1,365,699	1,779,723
Nuclear fuel	1,345,422	1,542,055	1,566,904	1,598,430	1,546,167
Total property, plant and equipment	48,613,813	49,172,804	47,325,137	46,197,387	43,864,413
Less – accumulated depreciation and amortization	20,789,452	20,449,858	19,443,493	18,898,842	18,255,128
Property, plant and equipment – net	27,824,361	28,722,946	27,881,644	27,298,545	25,609,285
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	775,528	836,064	849,718	742,030	799,006
Other regulatory assets (includes securitization property of
$714,044 as of December 31, 2015, $724,839 as
of December 31, 2014, $822,218 as of December 31, 2013,
$914,751 as of December 31, 2012, and
$1,009,103 as of December 31, 2011)	4,704,796	4,968,553	3,893,363	5,025,912	4,636,871
Deferred fuel costs	238,902	238,102	172,202	172,202	172,202
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	54,903	48,351	62,011	37,748	19,003
Other	561,610	807,508	771,004	821,485	851,668
Total	6,712,911	7,275,750	6,125,470	7,176,549	6,855,922
TOTAL ASSETS	$44,647,681	$46,414,455	$43,290,290	$43,087,339	$40,597,676
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2015	2014	2013	2012	2011
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$214,374	$899,375	$457,095	$718,516	$2,192,733
Notes payable and commercial paper	494,348	598,407	1,046,887	796,002	108,331
Accounts payable	1,071,798	1,166,431	1,173,313	1,217,180	1,069,096
Customer deposits	419,407	412,166	370,997	359,078	351,741
Taxes accrued	210,077	128,108	191,093	333,719	278,235
Accumulated deferred income taxes	—	38,039	28,307	13,109	99,929
Interest accrued	194,565	206,010	180,997	184,664	183,512
Deferred fuel costs	235,986	91,602	57,631	96,439	255,839
Obligations under capital leases	2,709	2,508	2,323	3,880	3,631
Pension and other postretirement liabilities	62,513	57,994	67,419	95,900	44,031
System agreement cost equalization	—	—	—	25,848	80,090
Other	184,181	248,251	484,510	261,986	283,531
Total	3,089,958	3,848,891	4,060,572	4,106,321	4,950,699

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	8,306,865	9,133,161	8,724,635	8,311,756	8,096,452
Accumulated deferred investment tax credits	234,300	247,521	263,765	273,696	284,747
Obligations under capital leases	27,001	29,710	32,218	34,541	38,421
Other regulatory liabilities	1,414,898	1,383,609	1,295,955	898,614	728,193
Decommissioning and asset retirement cost liabilities	4,790,187	4,458,296	3,933,416	3,513,634	3,296,570
Accumulated provisions	460,727	418,128	115,139	362,226	385,512
Pension and other postretirement liabilities	3,187,357	3,638,295	2,320,704	3,725,886	3,133,657
Long-term debt (includes securitization bonds
of $774,696 as of December 31, 2015, $776,817 as of
December 31, 2014, $883,013 as of December 31, 2013,
$973,480 as of December 31, 2012, and
$1,070,556 as of December 31, 2011)	13,111,556	12,386,710	12,022,993	11,805,155	9,939,690
Other	449,856	557,649	583,667	577,910	501,954
Total	31,982,747	32,253,079	29,292,492	29,503,418	26,405,196

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	318,185	210,760	210,760	186,511	186,511

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 254,752,788 shares in 2015, 2014, 2013,
2012, and 2011	2,548	2,548	2,548	2,548	2,548
Paid-in capital	5,403,758	5,375,353	5,368,131	5,357,852	5,360,682
Retained earnings	9,393,913	10,169,657	9,825,053	9,704,591	9,446,960
Accumulated other comprehensive income (loss)	8,951	(42,307)	(29,324)	(293,083)	(168,452)
Less – treasury stock, at cost (76,363,763 shares in 2015,
75,512,079 shares in 2014, 76,381,936 shares in 2013,
76,945,239 shares in 2012, and 78,396,988 shares in 2011)	5,552,379	5,497,526	5,533,942	5,574,819	5,680,468
Total common shareholders' equity	9,256,791	10,007,725	9,632,466	9,197,089	8,961,270
Subsidiaries' preferred stock without sinking fund	—	94,000	94,000	94,000	94,000
Total	9,256,791	10,101,725	9,726,466	9,291,089	9,055,270

TOTAL LIABILITIES AND EQUITY	$44,647,681	$46,414,455	$43,290,290	$43,087,339	$40,597,676
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2015 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE
In thousands, as of December 31, 2015.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$57,098	$5,717	$682	$63,497
Temporary cash investments	561,970	713,285	12,208	1,287,464
Total cash and cash equivalents	619,068	719,002	12,890	1,350,961
Notes receivable	—	513,778	(513,778)	—
Accounts receivable:
Customer	440,869	167,622	—	608,491
Allowance for doubtful accounts	(39,895)	—	—	(39,895)
Associated companies	30,948	3,230	(34,177)	—
Other	169,447	8,917	—	178,364
Accrued unbilled revenues	321,940	—	—	321,940
Total accounts receivable	923,309	179,769	(34,177)	1,068,900
Fuel inventory – at average cost	210,861	6,949	—	217,810
Materials and supplies – at average cost	627,702	245,654	—	873,357
Deferred nuclear refueling outage costs	140,423	71,089	—	211,512
Prepayments and other	141,096	212,352	(8,576)	344,872
Total	2,662,459	1,948,593	(543,641)	4,067,412
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,390,786	4,228	(1,390,673)	4,341
Decommissioning trust funds	2,515,066	2,834,887	—	5,349,953
Non-utility property – at cost (less accumulated depreciation)	212,997	7,012	(10)	219,999
Other	460,322	8,382	—	468,704
Total	4,579,171	2,854,509	(1,390,683)	6,042,997
PROPERTY, PLANT AND EQUIPMENT:
Electric	41,079,998	3,383,581	3,579	44,467,159
Property under capital lease	952,465	—	—	952,465
Natural gas	392,032	—	—	392,032
Construction work in progress	1,326,728	129,659	349	1,456,735
Nuclear fuel	856,573	488,850	—	1,345,422
Total property, plant and equipment	44,607,796	4,002,090	3,928	48,613,813
Less – accumulated depreciation and amortization	19,654,374	1,134,880	198	20,789,452
Property, plant and equipment – net	24,953,422	2,867,210	3,730	27,824,361
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	775,528	—	—	775,528
Other regulatory assets (includes securitization property of
$714,044 as of December 31, 2015)	4,704,796	—	—	4,704,796
Deferred fuel costs	238,902	—	—	238,902
Goodwill	374,099	3,073	—	377,172
Accumulated deferred income taxes	15,888	37,809	1,206	54,903
Other	52,641	498,989	9,980	561,610
Total	6,161,854	539,871	11,186	6,712,911
TOTAL ASSETS	$38,356,906	$8,210,183	$(1,919,408)	$44,647,681
Totals may not foot due to rounding.

FINANCIAL RESULTS

2015 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE
In thousands, as of December 31, 2015.	UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$209,374	$5,000	$—	$214,374
Notes payable and commercial paper:
Associated companies	—	324,315	(324,315)	—
Other	72,047	—	422,302	494,348
Accounts payable:
Associated companies	25,119	25,433	(50,553)	—
Other	877,395	193,810	593	1,071,798
Customer deposits	419,407	—	—	419,407
Taxes accrued	159,650	155,893	(105,466)	210,077
Interest accrued	163,391	13	31,161	194,565
Deferred fuel costs	235,986	—	—	235,986
Obligations under capital leases	2,709	—	—	2,709
Pension and other postretirement liabilities	53,143	9,370	—	62,513
Other	150,308	31,937	1,936	184,181
Total	2,368,529	745,771	(24,342)	3,089,958

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	7,459,787	546,835	300,243	8,306,865
Accumulated deferred investment tax credits	234,300	—	—	234,300
Obligations under capital leases	27,001	—	—	27,001
Other regulatory liabilities	1,414,898	—	—	1,414,898
Decommissioning and asset retirement cost liabilities	2,720,676	2,069,511	—	4,790,187
Accumulated provisions	458,366	2,361	—	460,727
Pension and other postretirement liabilities	2,423,018	764,339	—	3,187,357
Long-term debt (includes securitization bonds
of $774,696 as of December 31, 2015)	10,643,726	41,259	2,426,571	13,111,556
Other	736,685	307,694	(594,523)	449,856
Total	26,118,457	3,731,999	2,132,291	31,982,747

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	293,936	24,249	—	318,185

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 254,752,788 shares in 2015	2,091,268	201,103	(2,289,823)	2,548
Paid-in capital	2,548,659	1,680,843	1,174,256	5,403,758
Retained earnings	5,185,328	1,687,996	2,520,589	9,393,913
Accumulated other comprehensive income (loss)	(129,271)	138,222	—	8,951
Less – treasury stock, at cost (76,363,763 shares in 2015)	120,000	—	5,432,379	5,552,379
Total common shareholders' equity	9,575,984	3,708,164	(4,027,357)	9,256,791
Subsidiaries' preferred stock without sinking fund	—	—	—	—
Total	9,575,984	3,708,164	(4,027,357)	9,256,791

TOTAL LIABILITIES AND EQUITY	$38,356,906	$8,210,183	$(1,919,408)	$44,647,681
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2015	2014	2013	2012	2011
OPERATING ACTIVITIES:
Consolidated net income	$(156,734)	$960,257	$730,572	$868,363	$1,367,372
Adjustments to reconcile consolidated net income
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,117,236	2,127,892	2,012,076	1,771,649	1,745,455
Deferred income taxes, investment tax credits, and non-current taxes accrued	(820,350)	596,935	311,789	(26,479)	(280,029)
Asset write-offs, impairments, and related charges	2,104,906	123,527	341,537	355,524	—
Gain on sale of asset / business	(154,037)	—	(43,569)	—	—
Changes in working capital:
Receivables	38,152	98,493	(180,648)	(14,202)	28,091
Fuel inventory	(12,376)	3,524	4,873	(11,604)	5,393
Accounts payable	(135,211)	(12,996)	94,436	(6,779)	(131,970)
Prepaid taxes and taxes accrued	81,969	(62,985)	(142,626)	55,484	580,042
Interest accrued	(11,445)	25,013	(3,667)	1,152	(34,172)
Deferred fuel costs	298,725	(70,691)	(4,824)	(99,987)	(55,686)
Other working capital accounts	(113,701)	112,390	(66,330)	(151,989)	41,875
Changes in provisions for estimated losses	42,566	301,871	(248,205)	(24,808)	(11,086)
Changes in other regulatory assets	262,317	(1,061,537)	1,105,622	(398,428)	(673,244)
Changes in other regulatory liabilities	61,241	87,654	397,341	170,421	189,167
Changes in pensions and other postretirement liabilities	(446,418)	1,308,166	(1,433,663)	644,099	962,461
Other	134,344	(647,952)	314,505	(192,131)	(604,852)
Net cash flow provided by operating activities	3,291,184	3,889,561	3,189,219	2,940,285	3,128,817
INVESTING ACTIVITIES:
Construction/capital expenditures	(2,500,860)	(2,119,191)	(2,287,593)	(2,674,650)	(2,040,027)
Allowance for equity funds used during construction	53,635	68,375	69,689	96,131	86,252
Nuclear fuel purchases	(493,604)	(537,548)	(517,825)	(557,960)	(641,493)
Payment for purchase of plant	—	—	(17,300)	(456,356)	(646,137)
Proceeds from sale of assets and businesses	487,406	10,100	147,922	—	6,531
Insurance proceeds received for property damages	24,399	40,670	—	—	—
Changes in securitization account	(5,806)	1,511	155	4,265	(7,260)
NYPA value sharing payment	(70,790)	(72,000)	(71,736)	(72,000)	(72,000)
Payments to storm reserve escrow account	(69,163)	(276,057)	(7,716)	(8,957)	(6,425)
Receipts from storm reserve escrow account	5,916	—	260,279	27,884	—
Decrease (increase) in other investments	571	46,983	(82,955)	15,175	(11,623)
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	18,296	—	21,034	109,105	—
Proceeds from nuclear decommissioning trust fund sales	2,492,176	1,872,115	2,031,552	2,074,055	1,360,346
Investment in nuclear decommissioning trust funds	(2,550,958)	(1,989,446)	(2,147,099)	(2,196,489)	(1,475,017)
Net cash flow used in investing activities	(2,608,782)	(2,954,488)	(2,601,593)	(3,639,797)	(3,446,853)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,502,189	3,100,069	3,746,016	3,478,361	2,990,881
Preferred stock of subsidiary	107,426	—	24,249	—	—
Mandatorily redeemable preferred membership units of subsidiary	—	—	—	51,000	—
Treasury stock	24,366	194,866	24,527	62,886	46,185
Retirement of long-term debt	(3,461,518)	(2,323,313)	(3,814,666)	(3,130,233)	(2,437,372)
Repurchase of common stock	(99,807)	(183,271)	—	—	(234,632)
Repurchase / redemptions of preferred stock	(94,285)	—	—	—	(30,308)
Changes in credit borrowings and commercial paper – net	(104,047)	(448,475)	250,889	687,675	(6,501)
Other	(9,136)	23,579	—	—	—
Dividends paid:
Common stock	(598,897)	(596,117)	(593,037)	(589,209)	(589,605)
Preferred stock	(19,758)	(19,511)	(18,802)	(22,329)	(20,933)
Net cash flow used in financing activities	(753,467)	(252,173)	(380,824)	538,151	(282,285)
Effect of exchange rates on cash and cash equivalents	—	—	(245)	(508)	287
Net increase (decrease) in cash and cash equivalents	(71,065)	682,900	206,557	(161,869)	(600,034)
Cash and cash equivalents at beginning of period	1,422,026	739,126	532,569	694,438	1,294,472
Cash and cash equivalents at end of period	$1,350,961	$1,422,026	$739,126	$532,569	$694,438

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2015	2014	2013	2012	2011
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	663,630	611,376	570,212	546,125	532,271
Income taxes	103,589	77,799	127,735	49,214	(2,042)

CASH FLOW INFORMATION BY BUSINESS
			ENTERGY
			WHOLESALE
For the years ended December 31, 2015, 2014, 2013, 2012 and 2011.		UTILITY	COMMODITIES	PARENT & OTHER	CONSOLIDATED
($ thousands)
2015
Net cash flow provided by operating activities		2,906,716	461,842	(77,374)	3,291,184
Net cash flow provided by (used in) investing activities		(2,565,963)	(46,527)	3,709	(2,608,782)
Net cash flow provided by (used in) financing activities		(695,099)	(129,012)	70,643	(753,467)

2014
Net cash flow provided by operating activities		3,318,660	1,034,278	(463,377)	3,889,561
Net cash flow provided by (used in) investing activities		(2,635,690)	(612,227)	293,429	(2,954,488)
Net cash flow provided by (used in) financing activities		(260,772)	(165,840)	174,440	(252,173)

2013
Net cash flow provided by operating activities		2,208,089	730,011	251,118	3,189,219
Net cash flow provided by (used in) investing activities		(1,989,855)	(611,689)	(51)	(2,601,593)
Net cash flow provided by (used in) financing activities		(47,150)	(82,542)	(251,132)	(380,824)

2012
Net cash flow provided by (used in) operating activities		2,354,454	675,779	(89,948)	2,940,285
Net cash flow provided by (used in) investing activities		(3,070,785)	(563,996)	(5,016)	(3,639,797)
Net cash flow provided by (used in) financing activities		736,832	(292,860)	94,179	538,151

2011
Net cash flow provided by operating activities		2,099,569	756,499	272,749	3,128,817
Net cash flow provided by (used in) investing activities		(2,346,218)	(1,262,664)	162,029	(3,446,853)
Net cash flow provided by (used in) financing activities		(215,304)	374,484	(441,465)	(282,285)
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
($ thousands)	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2010	94,000	2,548	(5,524,811)	5,367,474	8,689,401	(38,212)	8,590,400

Consolidated net income (a)	20,933	—	—	—	1,346,439	—	1,367,372
Other comprehensive loss	—	—	—	—	—	(130,240)	(130,240)
Common stock repurchases	—	—	(234,632)	—	—	—	(234,632)
Common stock issuances related to stock plans	—	—	78,975	(6,792)	—	—	72,183
Common stock dividends declared	—	—	—	—	(588,880)	—	(588,880)
Preferred dividend requirements of subsidiaries(a)	(20,933)	—	—	—	—	—	(20,933)

Balance at December 31, 2011	94,000	2,548	(5,680,468)	5,360,682	9,446,960	(168,452)	9,055,270

Consolidated net income (a)	21,690	—	—	—	846,673	—	868,363
Other comprehensive loss	—	—	—	—	—	(124,631)	(124,631)
Common stock issuances related to stock plans	—	—	105,649	(2,830)	—	—	102,819
Common stock dividends declared	—	—	—	—	(589,042)	—	(589,042)
Preferred dividend requirements of subsidiaries(a)	(21,690)	—	—	—	—	—	(21,690)

Balance at December 31, 2012	94,000	2,548	(5,574,819)	5,357,852	9,704,591	(293,083)	9,291,089

Consolidated net income (a)	18,670	—	—	—	711,902	—	730,572
Other comprehensive income	—	—	—	—	—	263,759	263,759
Common stock issuances related to stock plans	—	—	40,877	10,279	—	—	51,156
Common stock dividends declared	—	—	—	—	(591,440)	—	(591,440)
Preferred dividend requirements of subsidiaries(a)	(18,670)	—	—	—	—	—	(18,670)

Balance at December 31, 2013	94,000	2,548	(5,533,942)	5,368,131	9,825,053	(29,324)	9,726,466

Consolidated net income (a)	19,536	—	—	—	940,721	—	960,257
Other comprehensive income	—	—	—	—	—	(12,983)	(12,983)
Common stock repurchases	—	—	(183,271)	—	—	—	(183,271)
Common stock issuances related to stock plans	—	—	219,687	7,222	—	—	226,909
Common stock dividends declared	—	—	—	—	(596,117)	—	(596,117)
Preferred dividend requirements of subsidiaries(a)	(19,536)	—	—	—	—	—	(19,536)

Balance at December 31, 2014	94,000	2,548	(5,497,526)	5,375,353	10,169,657	(42,307)	10,101,725
Consolidated net income (loss) (a)	19,828	—	—	—	(176,562)	—	(156,734)
Other comprehensive income	—	—	—	—	—	51,258	51,258
Common stock repurchases	—	—	(99,807)	—	—	—	(99,807)
Preferred stock repurchases/redemptions	(94,000)	—	—	—	(285)	—	(94,285)
Common stock issuances related to stock plans	—	—	44,954	28,405	—	—	73,359
Common stock dividends declared	—	—	—	—	(598,897)	—	(598,897)
Preferred dividend requirements of subsidiaries(a)	(19,828)	—	—	—	—	—	(19,828)

Balance at December 31, 2015	—	2,548	(5,552,379)	5,403,758	9,393,913	8,951	9,256,791
Certain prior year data has been reclassified to conform with current year presentation.
(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2015, 2014, 2013, 2012, and 2011 include $14.9 million, $12.9 million, $12.0 million, $15.0 million, and $13.3 million respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited)

In thousands, for the years ended December 31,	2015	2014	2013	2012	2011
NET INCOME	$(156,734)	$960,257	$730,572	$868,363	$1,367,372
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of $3,752, $96,141, ($87,940), ($55,750), and $34,411
for 2015 to 2011, respectively)	7,852	179,895	(161,682)	(97,591)	71,239
Pension and other postretirement liabilities
(net of tax expense (benefit) of $61,576, ($152,763), $220,899, ($61,223), and ($131,198)
for 2015 to 2011, respectively)	103,185	(281,566)	302,489	(91,157)	(223,090)
Net unrealized investment gains (losses)
(net of tax expense (benefit) of ($45,904), $66,594, $118,878, $61,104, and $19,368
for 2015 to 2011, respectively)	(59,138)	89,439	122,709	63,609	21,254
Foreign currency translation
(net of tax expense (benefit) of ($345), ($404), $131, $275, and $192
for 2015 to 2011, respectively)	(641)	(751)	243	508	357
Other comprehensive income (loss)	51,258	(12,983)	263,759	(124,631)	(130,240)
COMPREHENSIVE INCOME (LOSS)	(105,476)	947,274	994,331	743,732	1,237,132
Preferred dividend requirements of subsidiaries	19,828	19,536	18,670	21,690	20,933
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$(125,304)	$927,738	$975,661	$722,042	$1,216,199

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2015	2014	2013	2012	2011
Utility
Maintenance	1,220	1,004	1,008	868	925
Other	998	824	1,019	1,973	1,121
Entergy Wholesale Commodities	353	363	349	362	712
Parent & Other	—	—	—	(1)	—
Total Historical Capital Expenditures	2,571	2,191	2,376	3,203	2,758

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR
			MATURITY	FIRST CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2015	2014

	$3.5B Bank Credit Facility	1.98%	08/20 (b)			$ 835	$ 695
	Commercial Paper (a)	0.90%				422	484
29364GAE3	3.625% Notes	3.625%	09/15			—	550
29364GAF0	5.125% Notes	5.125%	09/20	Now	MW (T+.40%)	450	450
29364GAG8	4.70% Notes	4.7%	01/17	Now	MW (T+.50%)	500	500
29364GAH6	4.00% Notes	4.0%	07/22	Now	MW (T+.30%)	650	—
	Total					$ 2,857	$ 2,679
(a) Entergy Corporation has a commercial paper program with a program limit of up to $1.5 billion.
(b) The maturity date was extended in August 2015.

SECURITIES RATINGS (OUTLOOK)
		CORPORATE CREDIT
As of June 2016			MOODY’S		S&P
Entergy Corporation		Baa3 (positive)			BBB (positive)

					CALL PRICE PER SHARE
PREFERRED MEMBER INTERESTS			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2015	2014	2013	2015
			(in millions)
	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC (6,843,780 shares in 2015; 5,449,862 shares in 2014 and 2013) (a)	10.00%	$ 684	$ 545	$ 545	$100.00

None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC (4,126,940 shares in 2015; 2,624,297 shares in 2014 and 2013) (a)	9.00%	413	262	262	$100.00

None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC (2,935,153 shares in 2015; 2,272,726 shares in 2014; 0 shares in 2013) (a)	7.50%	294	227	—	$100.00

	Held by Entergy Gulf States:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC (0 shares in 2015; 1,393,918 shares in 2014 and 2013) (a)	10.00%	—	139	139	$100.00

None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC (0 shares in 2015; 1,502,643 shares in 2014 and 2013 (a)	9.00%	—	150	150	$100.00

None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC (0 shares in 2015; 662,427 shares in 2014; 0 shares in 2013) (a)	7.50%	—	66	—	$100.00

	Preferred member interests		$ 1,390	$ 1,390	$ 1,097
OTHER NON-CURRENT LIABILITIES:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC (500,000 shares in 2015, 2014, and 2013) (a)(b)	10.00%	$ 50	$ 50	$ 50	$100.00

	Other non-current liabilities		$ 50	$ 50	$ 50
	Total		$ 1,440	$ 1,440	$ 1,147
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.

(b) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units of Class A preferred, non-voting, membership interest units of Entergy Holdings Company LLC. to a non-affiliated third party. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.

Totals may not foot due to rounding.

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2015					2014					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	223.4	199.7	360.0	313.7	1,096.9	201.1	207.8	310.9	109.3	829.1	32.3
As-Reported Non-Fuel O&M ($ millions)	584.3	642.5	663.1	670.6	2,560.6	526.2	584.5	617.1	666.7	2,394.6	6.9
Return on Average Invested Capital –
As-Reported (%)(a)	5.9	5.9	6.0	7.0	7.0	6.3	6.3	6.1	5.8	5.8	20.7
Return on Average Common Equity –
As-Reported (%)(a)	9.4	9.3	9.6	11.9	11.9	10.6	10.5	9.9	9.3	9.3	28.0
Debt to Capital Ratio (%)	54.4	54.0	53.7	52.6	52.6	54.5	54.2	54.0	54.9	54.9	(4.2)
NON-GAAP MEASURES
Operational Earnings ($ millions)	223.4	199.7	360.0	313.7	1,096.9	203.4	211.3	311.2	110.8	836.7	31.1
Operational non-fuel O&M ($ millions)	584.3	642.5	663.1	670.6	2,560.6	522.3	579.0	616.4	664.3	2,382.0	7.5
Return on Average Invested Capital –
Operational (%)(a)	5.9	5.9	6.0	7.0	7.0	6.5	6.4	6.1	5.9	5.9	18.6
Return on Average Common Equity –
Operational (%)(a)	9.5	9.3	9.6	11.9	11.9	10.8	10.7	9.9	9.4	9.4	26.6
Debt to Capital Ratio, excluding securitization debt (%)	52.6	52.3	51.9	50.8	50.8	52.5	52.2	52.1	53.1	53.1	(4.3)
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.7	50.5	49.8	49.2	49.2	51.0	51.4	50.9	50.6	50.6	(2.8)
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
	2015	2014	2013	2012	2011
GAAP MEASURES
As-Reported Net Income ($ millions)	1,096.9	829.1	828.9	943.0	1,106.5
As-Reported Non-Fuel O&M ($ millions)	2,560.6	2,394.6	2,388.9	2,190.4	2,055.6
Return on Average Invested Capital – As-Reported (%)	7.0	5.8	5.9	6.9	8.3
Return on Average Common Equity – As-Reported (%)	11.9	9.3	9.6	11.8	14.8
Debt to Capital Ratio (%)	52.6	54.9	53.8	54.6	53.7
NON-GAAP MEASURES
Operational Earnings ($ millions)	1,096.9	836.7	857.8	980.1	1,106.5
Operational Non-Fuel O&M ($ millions)	2,560.6	2,382.0	2,324.9	2,152.2	2,055.6
Return on Average Invested Capital – Operational (%)	7.0	5.9	6.1	7.1	8.3
Return on Average Common Equity – Operational (%)	11.9	9.4	10.0	12.3	14.8
Debt to Capital Ratio, excluding securitization debt (%)	50.8	53.1	51.6	52.2	50.6
Net Debt to Net Capital Ratio, excluding securitization debt (%)	49.2	50.6	50.2	51.1	49.5

UTILITY SECURITIES RATINGS (OUTLOOK)
	MORTGAGE BONDS		PREFERRED STOCK
As of June 2016	MOODY’S	S&P	MOODY’S	S&P
Entergy Arkansas, Inc.	A2 (stable)	A- (positive)	Ba1	BB+
Entergy Louisiana, LLC	A2 (stable)	A- (positive)	Baa3	BB+
Entergy Mississippi, Inc.	A3 (stable)	A- (positive)	Ba1	BB+
Entergy New Orleans, Inc.	Baa2 (stable)	A- (positive)	B1	BB+
Entergy Texas, Inc.	Baa1 (stable)	A- (positive)	n/a	n/a
System Energy Resources, Inc.	Baa1 (stable)	A- (positive)	n/a	n/a

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2015	2014	2013	2012	2011
Entergy Arkansas	625	535	489	615	383
Entergy Louisiana	845	758	978	1,071	953
Entergy Mississippi	236	180	168	378	166
Entergy New Orleans	86	62	89	86	57
Entergy Texas	320	196	182	181	173
System Energy Resources	70	64	52	450	235
Other(b)	36	33	69	60	79
Total	2,218	1,828	2,027	2,841	2,046
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, Inc., Entergy Operations, Inc., and System Fuels, Inc.

UTILITY FINANCIAL RESULTS

2015 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2014.	EAI	ELL(a)	EMI	ENOI(a)	ETI	SERI	ELIMINATIONS(b)	UTILITY
OPERATING REVENUES:
Electric	$2,253,564	$4,361,524	$1,396,985	$584,322	$1,707,203	$632,405	$(1,627,263)	$9,308,740
Natural gas	—	55,622	—	87,124	—	—	—	142,746
Total	2,253,564	4,417,146	1,396,985	671,446	1,707,203	632,405	(1,627,263)	9,451,486
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	535,919	850,869	291,666	96,307	277,810	89,598	(5,047)	2,137,122
Purchased power	380,081	1,129,910	389,950	277,851	709,947	—	(1,577,564)	1,310,175
Nuclear refueling outage expenses	51,411	44,480	—	—	—	21,654	—	117,545
Other operation and maintenance	734,118	997,546	261,255	119,087	254,731	156,552	(80,214)	2,443,075
Asset write-offs, impairments, and related charges(c)	—	—	—	—	23,472	—	45,200	68,672
Decommissioning	50,414	43,445	—	—	—	47,993	892	142,744
Taxes other than income taxes	99,926	167,966	94,152	46,660	72,945	27,281	(1,191)	507,739
Depreciation and amortization	246,897	437,036	129,029	43,205	102,410	143,133	(5,622)	1,096,088
Other regulatory charges (credits) – net	(24,608)	27,562	19,027	3,366	82,243	(39,434)	107,148	175,304
Total	2,074,158	3,698,814	1,185,079	586,476	1,523,558	446,777	(1,516,398)	7,998,464
OPERATING INCOME	179,406	718,332	211,906	84,970	183,645	185,628	(110,865)	1,453,022
OTHER INCOME:
Allowance for equity funds used during construction	14,227	19,192	3,095	1,404	5,678	8,494	(182)	51,908
Interest and investment income	22,382	150,168	195	73	684	14,437	3,607	191,546
Miscellaneous – net	(3,385)	(13,190)	(4,418)	339	(798)	(876)	261	(22,067)
Total	33,224	156,170	(1,128)	1,816	5,564	22,055	3,686	221,387
INTEREST EXPENSE:
Interest expense	105,622	259,894	57,842	17,312	86,024	45,532	(2,467)	569,759
Allowance for borrowed funds used during construction	(7,805)	(10,702)	(1,644)	(641)	(3,690)	(2,244)	99	(26,627)
Total	97,817	249,192	56,198	16,671	82,334	43,288	(2,368)	543,132
INCOME BEFORE INCOME TAXES	114,813	625,310	154,580	70,115	106,875	164,395	(104,811)	1,131,277
Income taxes	40,541	178,671	61,872	25,190	37,250	53,077	(379,840)	16,761
CONSOLIDATED NET INCOME	74,272	446,639	92,708	44,925	69,625	111,318	275,029	1,114,516
Preferred dividend requirements and other	6,873	5,737	2,828	965	—	—	1,238	17,641
EARNINGS APPLICABLE TO
COMMON STOCK/EQUITY	$67,399	$440,902	$89,880	$43,960	$69,625	$111,318	$273,791	$1,096,875
(a) On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's but not ELL's financial data presented in this report.
(b) Reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions and the effect of the Algiers asset transfer.

(c) ELL asset write-offs were recorded in "Other operation and maintenance."
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2015 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2015.	EAI	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$9,066	$348	$1,426	$1,068	$2,153	$8,681	$34,356	$57,098
Temporary cash investments	69	34,754	144,179	87,808	29	221,980	73,151	561,970
Total cash and cash equivalents	9,135	35,102	145,605	88,876	2,182	230,661	107,507	619,068
Securitization recovery trust account	4,204	—	—	4,620	38,161		(46,985)	—
Accounts receivable:
Customer	108,636	179,051	56,685	34,627	61,870	—	—	440,869
Allowance for doubtful accounts	(34,226)	(4,209)	(718)	(268)	(474)	—	—	(39,895)
Associated companies	32,987	94,418	34,964	23,248	42,279	93,724	(290,672)	30,948
Other	84,216	56,793	8,276	3,753	11,054	4,574	781	169,447
Accrued unbilled revenues	73,583	143,079	47,284	17,799	40,195	—	—	321,940
Total account receivable	265,196	469,132	146,491	79,159	154,924	98,298	(289,891)	923,309
Fuel inventory – at average cost	62,689	48,045	51,273	1,912	46,942	—	—	210,861
Materials and supplies – at average cost	169,919	282,688	39,491	13,244	34,994	87,366	—	627,702
Deferred nuclear refueling outage costs	67,834	66,984	—	—	—	5,605	—	140,423
Prepayments and other	45,436	28,294	5,184	10,263	17,975	11,282	22,662	141,096
Total	624,413	930,245	388,044	198,074	295,178	433,212	(206,707)	2,662,459
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	1,390,587	—	—	620	—	(421)	1,390,786
Decommissioning trust funds	771,313	1,042,293	—	—	—	701,460	—	2,515,066
Non-utility property – at cost (less accumulated depreciation)	—	206,293	4,625	1,016	376	—	687	212,997
Storm reserve escrow account	—	290,422	—	81,002	—	—	(371,424)	—
Escrow accounts	—	—	41,726	—	—	—	(41,726)	—
Other	12,895	14,776	—	—	20,186	—	412,465	460,322
Total	784,208	2,944,371	46,351	82,018	21,182	701,460	(419)	4,579,171
PROPERTY, PLANT AND EQUIPMENT
Electric	9,536,802	17,629,077	4,083,933	1,051,239	3,923,100	4,253,949	601,898	41,079,998
Property under capital lease	844	341,514	2,942	—	—	575,027	32,138	952,465
Natural gas	—	159,252	—	232,780	—	—	—	392,032
Construction work in progress	388,075	420,874	114,067	29,027	210,964	92,546	71,175	1,326,728
Nuclear fuel	286,341	386,524	—	—	—	183,706	2	856,573
Total property, plant and equipment	10,212,062	18,937,241	4,200,942	1,313,046	4,134,064	5,105,228	705,213	44,607,796
Less – accumulated depreciation and amortization	4,349,809	8,302,774	1,534,522	648,081	1,477,529	2,961,842	379,817	19,654,374
Property, plant and equipment – net	5,862,253	10,634,467	2,666,420	664,965	2,656,535	2,143,386	325,396	24,953,422
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	61,438	478,243	45,790	—	107,499	98,230	(15,672)	775,528
Other regulatory assets (includes securitization property
of $714,044 as of December 31, 2015)	1,333,773	1,217,874	328,681	265,322	812,862	347,830	398,454	4,704,796
Deferred fuel costs	66,700	168,122	—	4,080	—	—	—	238,902
Long-term receivables - associated companies	—	—	—	—	1,073	—	(1,073)	—
Goodwill	—	—	—	—	—	—	374,099	374,099

Accumulated deferred income taxes	—	—	—	—	—	—	15,888	15,888
Other	14,989	14,125	2,121	685	4,253	4,757	11,711	52,641
Total	1,476,900	1,878,364	376,592	270,087	925,687	450,817	783,407	6,161,854
TOTAL ASSETS	$8,747,774	$16,387,447	$3,477,407	$1,215,144	$3,898,582	$3,728,875	$901,677	$38,356,906
(a) Reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2015 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2015.	EAI	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$55,000	$29,372	$125,000	$—	$—	$2	$—	$209,374
Notes payable and commercial paper:
Due to associated companies	—	—	—	4,973	—	—	(4,973)	—
Other	11,690	60,356	—	—	—	—	—	72,047
Accounts payable:
Associated companies	110,464	165,419	38,496	37,467	106,065	7,391	(440,183)	25,119
Other	177,758	276,280	51,502	21,471	87,421	34,010	228,953	877,395
Customer deposits	118,340	146,555	81,583	28,392	44,537	—	—	419,407
Taxes accrued	—	125,142	43,461	—	5,333	—	(14,286)	159,650
Interest accrued	19,883	74,380	20,831	4,909	29,206	14,183	—	163,391
Deferred fuel costs	8,853	65,234	107,754	29,021	25,124	—	—	235,986
Obligations under capital leases	—	—	—	—	—	—	2,709	2,709
Pension and other postretirement liabilities	—	—	—	—	—	—	53,143	53,143
Other	45,219	79,982	22,754	6,216	10,363	1,926	(16,152)	150,308
Total	547,207	1,022,720	491,381	132,449	308,049	57,512	(190,789)	2,368,529

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,982,812	2,506,956	810,635	214,061	1,006,834	1,019,075	(80,586)	7,459,787
Accumulated deferred investment tax credits	36,506	131,760	4,645	753	13,835	45,451	1,350	234,300
Obligations under capital leases	—	—	—	—	—	—	27,001	27,001
Regulatory liability for income taxes - net	—	2,473	—	13,199	—	—	(15,672)	—
Other regulatory liabilities	242,913	818,623	—	—	6,396	337,424	9,542	1,414,898
Decommissioning and asset retirement cost liabilities	872,346	1,027,862	8,252	2,687	6,124	803,405	—	2,720,676
Accumulated provisions	5,552	310,282	48,062	84,187	9,319	—	964	458,366
Pension and other postretirement liabilities	459,153	833,185	120,217	43,609	77,517	112,264	777,073	2,423,018
Long-term debt (includes securitization bonds
of $774,696 as of December 31, 2015)	2,574,839	4,806,790	920,085	317,380	1,451,967	572,665	—	10,643,726
Long-term payables - associated companies	—	1,073	—	20,527	—	—	(21,600)	—
Gas system rebuild insurance proceeds	—	—	—	12,788	—	—	(12,788)	—
Other	18,438	188,411	11,699	3,692	57,085	—	457,360	736,685
Total	6,192,559	10,627,415	1,923,595	712,883	2,629,077	2,890,284	1,142,644	26,118,457
Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	116,350	—	50,381	19,780	—	—	107,425	293,936

EQUITY:
Common stock or members’ equity	470	4,793,724	199,326	33,744	49,452	719,350	(3,704,798)	2,091,268
Paid-in capital/capital stock expense and other	588,493	—	(690)	123,794	481,994	—	1,355,068	2,548,659
Retained earnings	1,302,695	—	813,414	192,494	430,010	61,729	2,384,986	5,185,328
Accumulated other comprehensive income (loss)	—	(56,412)	—	—	—	—	(72,859)	(129,271)
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000

Total	1,891,658	4,737,312	1,012,050	350,032	961,456	781,079	(157,603)	9,575,984
Preferred membership interests without sinking fund								—
Total	1,891,658	4,737,312	1,012,050	350,032	961,456	781,079	(157,603)	9,575,984

TOTAL LIABILITIES AND EQUITY	$8,747,774	$16,387,447	$3,477,407	$1,215,144	$3,898,582	$3,728,875	$901,677	$38,356,906
(a) Reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2015	2014	2013	2012	2011
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	67.4	114.5	155.1	145.5	158.0
Less Special Items ($ millions)	—	(1.4)	(2.8)	(13.0)	—
Operational Earnings ($ millions)	67.4	115.9	157.9	158.5	158.0
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	3.6	6.5	9.4	9.6	11.1
Return on Average Invested Capital – As-Reported (%)	2.9	4.0	5.4	5.5	6.2
Cash Flow Interest Coverage (# times)	5.9	5.5	5.6	7.3	7.9
Debt to Capital Ratio (%)	56.8	58.1	56.4	55.8	54.8
Total Debt ($ millions)	2,642	2,689	2,380	2,139	1,894
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,892	1,824	1,720	1,580	1,444
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	3.6	6.5	9.6	10.5	11.1
Return on Average Invested Capital – Operational (%)	2.9	4.1	5.6	6.1	6.4
Total Debt, excluding securitization debt ($ millions)	2,581	2,615	2,293	2,040	1,783
Debt to Capital Ratio, excluding securitization debt (%)	56.2	57.4	55.5	54.6	53.3
Net Debt to Net Capital Ratio, excluding securitization debt (%)	56.1	55.3	54.1	54.2	53.0
Certain prior year data has been reclassified to conform with current year presentation.

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	440.9	438.2	406.3	432.3	667.8
Less Special Items ($ millions)	—	(3.5)	(9.1)	(11.2)	—
Operational Earnings ($ millions)	440.9	441.7	415.4	443.5	667.8
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	9.8	10.2	9.4	10.6	18.2
Return on Average Invested Capital – As-Reported (%)	6.3	6.4	6.1	6.8	10.7
Cash Flow Interest Coverage (# times)	5.6	8.6	6.0	5.1	6.4
Debt to Capital Ratio (%)	50.8	53.4	51.5	49.5	49.4
Total Debt ($ millions)	4,897	4,980	4,706	4,357	3,804
Total Preferred ($ millions)	—	110	110	110	110
Total Equity ($ millions)	4,794	4,316	4,364	4,455	3,898
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	9.8	10.3	9.6	10.9	18.2
Return on Average Invested Capital – Operational (%)	6.4	6.5	6.3	7.1	10.8
Total Debt, excluding securitization debt ($ millions)	4,776	4,839	4,545	4,178	3,600
Debt to Capital Ratio, excluding securitization debt (%)	50.2	52.7	50.6	48.4	48.0
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.0	51.0	49.8	48.0	47.8
Certain prior year data has been reclassified to conform with current year presentation.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2015	2014	2013	2012	2011
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	89.9	72.0	79.3	43.9	105.9
Less Special Items ($ millions)	—	(1.2)	(5.4)	(7.5)	—
Operational Earnings ($ millions)	89.9	73.2	84.7	51.4	105.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	9.1	7.5	8.7	5.1	13.5
Return on Average Invested Capital – As-Reported (%)	6.1	5.3	5.7	4.2	8.1
Cash Flow Interest Coverage (# times)	7.6	6.4	4.8	4.7	3.1
Debt to Capital Ratio (%)	49.7	50.9	51.0	55.5	50.8
Total Debt ($ millions)	1,048	1,048	1,044	1,161	915
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	1,012	962	952	880	836
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.1	7.7	9.3	6.0	13.5
Return on Average Invested Capital – Operational (%)	6.1	5.4	5.9	4.5	8.1
Net Debt to Net Capital Ratio (%)	45.9	49.3	51.0	54.4	50.8
Certain prior year data has been reclassified to conform with current year presentation.

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	44.0	30.0	11.6	18.9	36.2
Less Special Items ($ millions)	—	(0.4)	(2.9)	(0.9)	—
Operational Earnings ($ millions)	44.0	30.4	14.5	19.8	36.2
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	15.2	13.8	5.8	10.0	19.6
Return on Average Invested Capital – As-Reported (%)	8.7	7.6	4.5	6.2	10.4
Cash Flow Interest Coverage (# times)	7.2	6.6	6.7	5.5	4.7
Debt to Capital Ratio (%)	48.1	55.1	56.9	55.2	53.2
Total Debt ($ millions)	343	304	298	266	229
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	350	228	206	196	181
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	15.2	14.0	7.2	10.5	19.6
Return on Average Invested Capital – Operational (%)	9.5	7.7	5.0	6.4	10.4
	30.0	51.3	53.9	54.4	52.1
Certain prior year data has been reclassified to conform with current year presentation.

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	69.6	74.8	57.9	42.0	80.8
Less Special Items ($ millions)	—	(1.1)	(8.8)	(5.0)	—
Operational Net Income ($ millions)	69.6	75.9	66.7	46.6	80.8
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	7.5	8.4	6.6	4.8	9.4
Return on Average Invested Capital – As-Reported (%)	5.0	5.3	4.6	4.0	5.4
Cash Flow Interest Coverage (# times)	4.5	4.7	3.7	3.9	3.6
Debt to Capital Ratio (%)	60.2	62.2	63.5	65.2	64.9
Total Debt ($ millions)	1,452	1,469	1,545	1,604	1,661
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	961	892	887	854	899
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	7.5	8.5	7.7	5.3	9.4
Return on Average Invested Capital – Operational (%)	6.5	7.1	6.8	5.8	7.8
Total Debt, excluding securitization debt ($ millions)	955	907	921	919	918
Debt to Capital Ratio, excluding securitization debt (%)	49.8	50.4	50.9	51.8	50.5
Net Debt to Net Capital Ratio, excluding securitization debt (%)	49.8	49.6	49.6	50.1	48.7
Certain prior year data has been reclassified to conform with current year presentation.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2015	2014	2013	2012	2011
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	111.3	96.3	113.7	111.9	64.2
Less Special Items ($ millions)	—	—	—	—	—
Operational Net Income ($ millions)	111.3	96.3	113.7	111.9	64.2
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	13.5	11.0	13.3	13.7	8.0
Return on Average Invested Capital – As-Reported (%)	9.3	8.2	8.3	8.5	5.6
Cash Flow Interest Coverage (# times)	12.7	8.0	8.3	11.7	11.4
Debt to Capital Ratio (%)	42.3	45.5	46.2	49.5	47.9
Total Debt ($ millions)	573	727	751	815	736
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	781	871	876	833	801
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	13.5	11.0	13.3	13.7	8.0
Return on Average Invested Capital – Operational (%)	9.3	8.2	8.3	8.5	5.6
Net Debt to Net Capital Ratio (%)	30.5	36.7	41.6	46.8	40.8
Certain prior year data has been reclassified to conform with current year presentation.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2015	2014

29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)	350	350
29364DAR1	3.05% Series	M	3.05%	06/23	Now	MW (T + .20%)	250	250
29364DAS9	3.7% Series	M	3.70%	06/24	Now	MW (T + .15%)	375	375
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	100%	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%	60	60
29364D779	5.75% Series	M	5.75%	11/40	11/1/2015	100%	225	225
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	250
29364D761	4.90% Series	M	4.9%	12/52	12/1/2017	100%	200	200
472712ES3	1.55% Series – Jefferson County	G(a,d)	1.55%	2017	Non-Call Life		55	55
453424BT9	2.38% Series – Independence County	G(a,d)	2.38%	2021	Non-Call Life		45	45
29364D753	4.75% Series	M	4.75%	06/63	6/1/18	100%	125	125
	Total bonds						2,210	2,210
OTHER LONG-TERM DEBT:
	3.23% Series J – Variable Interest Entity Note Payable		3.23%	07/16			55	55
	2.62% Series K – Variable Interest Entity Note Payable		2.62%	12/17			60	60
	3.65% Series L – Variable Interest Entity Note Payable		3.65%	07/21			90	90
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21			63	76
	Long-Term United States Department of Energy Obligation(b)						181	181
	Unamortized Premium and Discount – Net						(3)	(3)
	Unamortized Debt Issuance Costs						(29)	(30)
	Other						2	2
TOTAL LONG-TERM DEBT							2,630	2,641
Less Amount Due Within One Year							55	—
Long-Term Debt Excluding Amount Due Within One Year							$2,575	$2,641
Fair Value of Long-Term Debt(c)							$2,498	$2,518
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.3%	4.2%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee,plus accrued interest, in long-term debt.

(c) The fair value excludes long-term DOE obligations of $181 million at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 214 - 222 of 2015 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(d) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

			SHARES
			AUTHORIZED AND OUTSTANDING			CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2015	2014	2015	2014	2015
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	$ 7	$ 7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	10	10	102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	75	75	25
	Total without sinking fund		3,413,500	3,413,500	$ 116	$ 116
(a) Series is callable at par.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2015	2014

29364WAJ7	6.50% Series	M	6.5%	09/18	Now	MW (T + .40%)	$300	$300
29365PAN2	6.00% Series	M	6.0%	05/18	Now	MW (T + .40%)	375	375
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T + .25%)	250	250
29364WAN8	4.8% Series	M	4.8%	05/21	Now	MW (T + .25%)	200	200
29364WAR9	3.30% Series	M	3.3%	12/22	Now	MW (T + .25%)	200	200
29364WAS7	4.05% Series	M	4.05%	09/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	M	5.4%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)	250	250
29364LAL6	6.2% Series	M	6.2%	07/33	Now	100%	240	240
29364LAT9	6.18% Series	M	6.18%	03/35	Now	100%	85	85
29364W306	6.0% Series	M	6.0%	03/40	3/15/15	100%	118	150
29364W405	5.875% Series	M	5.875%	06/41	11/23/15	100%	150	150
29364WAT5	5.0% Series	M	5.0%	07/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	M	4.95%	01/45	Now	MW (T + .30%)	250	250
29364W504	5.25% Series	M	5.25%	07/52	7/1/17	100%	200	200
29364W603	4.7% Series	M	4.7%	06/63	6/1/18	100%	100	100
546398K23	2.875% Series – Louisiana Public Facilities Authority	G(a,c)	2.875%	2015			—	32
546398J82	5.0% Series – Louisiana Public Facilities Authority	G(a,c)	5.0%	2030	12/1/15	100%	115	115
546398J90	5.0% Series – Louisiana Public Facilities Authority	G(a,c)	5.0%	2028	9/1/15	100%	84	84
	Total bonds						4,412	4,476
OTHER LONG-TERM DEBT:
	3.30% Series F – Variable Interest Entity Note Payable		3.30%	03/16			20	20
	3.25% Series G – Variable Interest Entity Note Payable		3.25%	07/17			25	25
	3.25% Series Q – Variable Interest Entity Note Payable		3.25%	07/17			75	75
	3.38% Series R – Variable Interest Entity Note Payable		3.38%	08/20			70	70
	3.92% Series H – Variable Interest Entity Note Payable		3.92%	02/21			40	40
	Credit Facility – weighted average rate 1.38%		1.38%	06/16			1	—
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	06/21			123	143
	Waterford 3 Lease Obligation 7.45%		7.45%				109	128
	Unamortized Premium and Discount – Net						(5)	(4)

Unamortized Debt Issuance Costs	(40)	(45)
Other	7	4
TOTAL LONG-TERM DEBT	4,836	4,934
Less Amount Due Within One Year	29	51
Long-Term Debt Excluding Amount Due Within One Year	$4,807	$4,883
Fair Value of Long-Term Debt(b)	$5,019	$5,191
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate	4.9%	4.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $109 million at Entergy Louisiana, and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 214 - 222 of 2015 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

			UNITS
			AUTHORIZED AND OUTSTANDING			CALL PRICE PER UNIT
PREFERRED MEMBERSHIP INTERESTS:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2015	2014	2015	2014	2015
	Without sinking fund:
	Cumulative, $100 liquidation value:
29365P201	8.25% Series(a)	8.25%	—	100,000	—	$ 10	$—
293649307	6.95% Series(a)	6.95%	—	1,000,000	—	100	—
	Total without sinking fund		—	1,100,000	—	$ 110	—
(a) In September 2015, Entergy Louisiana redeemed its $100 million of 6.95% Series preferred membership interests and Entergy Gulf States Louisiana redeemed its $10 million of 8.25% Series preferred membership interests as part of a multi-step process to effectuate the Entergy Louisiana and Entergy Gulf States Louisiana business combination.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2015	2014

29364NAQ1	3.25% Series	M	3.25%	06/16	Now	MW (T + .25%)	125	125
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	150	150
29364NAR9	3.10% Series	M	3.10%	07/23	Now	MW (T + .25 bps)	250	250
29364NAS7	3.75% Series	M	3.75%	07/24	Now	MW (T + .15 bps)	100	100
29364N876	6.0% Series	M	6.00%	11/32	Now	100%	75	75
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100
29364N843	6.20% Series	M	6.20%	04/40	4/15/15	100%	80	80
29364N835	6.00% Series	M	6.00%	05/51	5/1/16	100%	150	150
453424BS1	4.90% Series – Independence County	G(a,c)	4.90%	2022	6/2/14	101%	30	30
	Total bonds						1,060	1,060
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)
	Unamortized Debt Issuance Cost						(14)	(15)
TOTAL LONG-TERM DEBT							1,045	1,044
Less Amount Due Within One Year							125	0
Long-Term Debt Excluding Amount Due Within One Year							$ 920	$ 1,044
Fair Value of Long-Term Debt(b)							$ 1,087	$ 1,103
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.9%	4.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 214 - 222 of 2015 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

			SHARES
			AUTHORIZED AND OUTSTANDING				CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2015	2014	2015	2014	2015

	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	$ 6	$ 6	$103.86
29364N306	4.56% Series	4.56%	43,887	43,887	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	10	10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series	6.25%	1,200,000	1,200,000	30	30	$25
	Total without sinking fund		$ 1,403,807	$ 1,403,807	$ 50	$ 50

ENTERGY NEW ORLEANS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2015	2014

29364PAM5	5.10% Series	M	5.1%	12/20	Now	MW (T + .35%)	25	25
29364PAN3	3.9% Series	M	3.9%	07/23	Now	MW (T + .30%)	100	100
29364PAK9	5.6% Series	M	5.6%	09/24	Now	100%	33	33
29364PAJ2	5.65% Series	M	5.65%	09/29	Now	100%	38	38
29364P509	5.0% Series	M	5.0%	12/52	12/1/2017	100%	30	30

	Total bonds						226	226
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.7%	06/24			99	—
	Payable to Entergy Louisiana			11/35			26	82
	Unamortized Premium and Discount – Net						(3)	(3)
	Unamortized Debt Issuance Cost						(7)	(5)
TOTAL LONG-TERM DEBT							343	303
Less Amount Due Within One Year							5	—
Long-Term Debt Excluding Amount Due Within One Year							$338	$303
Fair Value of Long-Term Debt(a)							$351	$309
*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							4.1%	4.7%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 214 - 222 of 2015 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

			SHARES
			AUTHORIZED AND OUTSTANDING				CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2015	2014	2015	2014	2015
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	$ 8	$ 8	$104.58
29364P202	4.36% Series	4.36%	60,000	60,000	6	6	105.00
29364P400	5.56% Series	5.56%	60,000	60,000	6	6	102.59
	Total without sinking fund		197,798	197,798	$ 20	20
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2015	2014

29365TAB0	3.60% Series	M	3.6%	06/15			$—	$ 200
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	500	500
29365TAC8	4.1% Series	M	4.1%	09/21	Now	MW (T + .35%)	75	75
29365TAD6	5.15% Series	M	5.15%	06/45	6/25/16	MW (T + .35%)	250	—
29365T104	5.625% Series	M	5.625%	06/64	6/19/16	100%	135	135
	Total bonds						960	910
OTHER LONG-TERM DEBT:
29365KAA1	2.12% Series Senior Secured, Series A - Securitization Bond		2.12%	02/16			—	14
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond		5.79%	10/18			50	74
29365KAB9	3.65% Series Senior Secured, Series A - Securitization Bond		3.65%	08/19			117	145
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	06/22			114	114
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219
	Unamortized Premium and Discount – Net						(2)	(2)
	Unamortized Debt Issuance Costs						(11)	(10)
	Other						5	5
TOTAL LONG-TERM DEBT							1,452	1,469
Less Amount Due Within One Year								200
Long-Term Debt Excluding Amount Due Within One Year							$ 1,452	$ 1,269
Fair Value of Long-Term Debt(a)							$ 1,591	$ 1,629
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.7%	5.4%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 214 - 222 of 2015 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

SYSTEM ENERGY RESOURCES, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2015	2014

605277AB8	5.875% Series – Mississippi Business Finance Corp.	G(a)	5.875%	2022	Now	100%	156	216
871911AS2	4.10% Series	M	4.1%	04/23	Now	MW (T + 0.40%)	250	250
	Total bonds						406	466
OTHER LONG-TERM DEBT:
	5.33% Series G – Variable Interest Entity Note Payable		5.33%	04/15			—	60
	4.02% Series H – Variable Interest Entity Note Payable		4.02%	02/17			50	50
	3.78% Series I – Variable Interest Entity Note Payable		3.78%	10/18			85	85
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%				34	51
	Unamortized Premium and Discount – Net						(1)	(1)
	Unamortized Debt Issuance Costs						(2)	(4)
TOTAL LONG-TERM DEBT							573	707
Less Amount Due Within One Year								76
Long-Term Debt Excluding Amount Due Within One Year							$ 573	$ 630
Fair Value of Long-Term Debt(b)							$ 553	$ 677
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.1%	4.8%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 214 - 222 of 2015 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
			OWNED &
	OPERATED		LEASED	OPERATED
As of December 31, 2015.	PLANTS	UNITS	(MW)(a)	(MW)
Plants that use fuel type:
Gas/Oil	25	58	14,585	14,896
Coal	3	5	2,243	3,855
Petroleum Coke	1	2	—	204
Total Fossil	29	65	16,828	18,955
Hydro	3	7	74	153
Nuclear	4	5	5,198	5,346
Total Capability	36	77	22,100	24,454
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA
	2015	2014	2013	2012	2011
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	43,732	34,158	30,364	31,011	30,042
Coal	8,263	13,970	13,567	13,320	14,915
Nuclear	39,682	40,986	38,676	37,714	40,102
Hydro	144	142	131	108	160
Total Net Generation	91,821	89,256	82,739	82,153	85,219
Purchased Power:
Affiliated Companies	—	—	349	713	803
Non-affiliated Companies	34,047	35,291	33,994	32,982	32,896
Total Purchased Power	34,047	35,291	34,343	33,695	33,699
Total Sources of Energy	125,868	124,547	117,081	115,850	118,918
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	36,068	35,932	35,169	34,664	36,684
Commercial	29,348	28,827	28,547	28,724	28,720
Industrial	44,382	43,723	41,653	41,181	40,810
Governmental	2,514	2,428	2,412	2,435	2,474
Total Retail	112,312	110,910	107,781	107,004	108,688
Sales for Resale	9,274	9,462	3,020	3,200	4,111
Unbilled Energy	(96)	(485)	530	15	(131)
Total Electric Energy Sales	121,490	119,887	111,331	110,219	112,668
Line Losses and Company Usage	4,378	4,660	5,750	5,631	6,250
Total Uses of Energy	125,868	124,547	117,081	115,850	118,918
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,413	35,188	35,143	35,357	34,369
Commercial	29,022	28,907	28,573	28,596	28,033
Industrial	44,382	43,723	41,653	41,181	40,810
Governmental	2,509	2,430	2,413	2,426	2,451
Total Weather Adjusted Sales	111,326	110,248	107,782	107,560	105,663
Peak Demand (MW)	21,730	20,472	21,581	21,866	22,387
Operational Summer Capacity at Peak (MW)	24,504	24,367	23,802	23,407	23,979
Annual System Load Factor (%)	61	65	62	60	60
Retail Electric Sales Growth Rate (%)	1.3	2.9	0.7	(1.5)	1.1
Retail Electric Sales Weather-Adjusted Growth Rate (%)	1.0	2.3	0.2	1.9	2.0
Regional Gross Domestic Product Rate (%)	1.7	4.0	2.7	4.7	4.7
National Gross Domestic Product Rate (%)	2.4	2.4	2.2	2.3	1.6
Average Fuel Cost (cents/KWh)
Natural Gas	2.65	4.36	4.12	3.15	4.85
Nuclear Fuel	0.85	0.89	0.92	0.85	0.81
Coal	2.85	2.63	2.70	2.60	2.31
Purchased Power	3.39	5.14	4.32	3.58	4.59
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2015 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	823,983	1,292,903	565,514	219,788	632,667	—	(17,179)	3,517,676	38%
Commercial	515,145	987,464	465,517	186,272	369,155	—	(7,321)	2,516,232	27%
Industrial	477,217	1,418,773	163,651	30,523	372,217	—	(172)	2,462,209	26%
Governmental	19,821	67,560	46,537	64,634	25,356	—	(989)	222,919	2%
Total Retail	1,836,166	3,766,700	1,241,219	501,217	1,399,395	—	(25,661)	8,719,036	93%
Sales for Resale	323,571	442,172	85,387	66,114	273,469	632,268	(1,574,655)	248,327	3%
Other	93,827	152,652	70,379	16,991	34,339	137	(26,949)	341,377	4%
Total	2,253,564	4,361,524	1,396,985	584,322	1,707,203	632,405	(1,627,263)	9,308,740	100%

FUEL REVENUES (included in above revenues)
Residential	142,629	401,449	174,436	63,245	181,356	—	(5,322)	957,793	32%
Commercial	108,329	326,195	149,877	61,664	139,289	—	(2,388)	782,966	27%
Industrial	123,177	731,142	68,714	12,551	203,059	—	(49)	1,138,594	39%
Governmental	4,203	20,640	13,212	22,446	8,424	—	(271)	68,654	2%
Total Retail	378,338	1,479,426	406,239	159,906	532,128	—	(8,030)	2,948,007	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,768	22,450	6,232	1,742	7,539	—	—	43,732	35%
Coal	4,423	1,462	1,297	—	1,081	—	—	8,263	7%
Nuclear	13,838	15,301	—	—	—	10,543	—	39,682	32%
Hydro	144	—	—	—	—	—	—	144	—
Total Net Generation	24,172	39,213	7,529	1,742	8,620	10,543	—	91,821	73%
Purchased Power:
Affiliated Companies	3,797	10,001	4,812	4,358	6,235	—	(29,203)	—	—
Non-affiliated Companies	4,408	15,241	3,470	1,478	9,751	—	(301)	34,047	27%
Total Purchased Power	8,205	25,242	8,282	5,836	15,986	—	(29,504)	34,047	27%
Total Sources of Energy	32,378	64,455	15,811	7,578	24,607	10,543	(29,504)	125,868	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,016	14,399	5,661	2,301	5,889	—	(198)	36,068	32%
Commercial	6,020	11,700	4,913	2,257	4,548	—	(90)	29,348	26%
Industrial	6,889	27,713	2,283	463	7,036	—	(2)	44,382	40%
Governmental	235	756	433	825	276	—	(11)	2,514	2%
Total Retail	21,160	54,568	13,290	5,846	17,749	—	(301)	112,312	100%
Sales for Resale	10,219	8,270	1,679	1,655	6,107	10,547	(29,203)	9,274	—
Unbilled Energy	(119)	10	(72)	30	55	—	—	(96)	—
Total Electric Energy Sales	31,260	62,848	14,897	7,531	23,911	10,547	(29,504)	121,490	—
Line Losses and Company Usage	1,118	1,607	914	47	696	(4)	—	4,378	—
Total Uses of Energy	32,378	64,455	15,811	7,578	24,607	10,543	(29,504)	125,868	—
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.28	8.98	9.99	9.55	10.74	—	—	9.75	—
Commercial	8.56	8.44	9.48	8.25	8.12	—	—	8.57	—

Industrial	6.93	5.12	7.17	6.59	5.29	—	—	5.55	—
Governmental	8.43	8.94	10.75	7.83	9.19	—	—	8.87	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2015)
Residential	587,634	916,095	372,194	176,223	379,838	—	—	2,431,984	85%
Commercial	92,248	129,343	63,890	16,356	47,003	—	—	348,840	12%
Industrial	24,303	10,629	3,959	2,246	5,435	—	—	46,572	2%
Governmental	735	7,892	5,009	1,886	2,377	—	—	17,899	1%
Total Retail Customers	704,920	1,063,959	445,052	196,711	434,653	—	—	2,845,295	100%
(a) On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's but not ELL's financial data presented in this report.
(b) Reflects other Entergy subsidiaries, including Entergy Utility Holding Co, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions and the effect of the Algiers asset transfer.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.
	2015	2014	2013	2012	2011
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	823,983	754,513	772,059	765,564	755,807
Commercial	515,145	461,238	469,367	472,046	449,756
Industrial	477,217	424,151	432,852	439,467	421,384
Governmental	19,821	18,314	19,206	19,787	19,711
Total Retail	1,836,166	1,658,216	1,693,484	1,696,864	1,646,658
Sales for Resale	323,571	412,805	429,141	369,322	375,127
Other	93,827	101,370	67,534	60,818	62,525
Total Electric Operating Revenues	2,253,564	2,172,391	2,190,159	2,127,004	2,084,310

FUEL REVENUES (included in above revenues)
Residential	142,629	119,554	113,608	143,394	147,763
Commercial	108,329	88,965	83,642	109,845	110,070
Industrial	123,177	101,715	94,847	125,068	126,854
Governmental	4,203	3,538	3,386	4,651	4,965
Total Retail Fuel Revenues	378,338	313,772	295,483	382,958	389,652

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,768	3,508	3,200	1,889	1,078
Coal	4,423	7,753	7,481	7,179	7,636
Nuclear	13,838	14,476	11,946	15,493	14,194
Hydro	144	142	131	108	160
Total Net Generation	24,172	25,879	22,758	24,669	23,068
Purchased Power:
Affiliated Companies	3,797	3,319	4,017	2,940	4,280
Non-affiliated Companies	4,408	3,324	4,608	4,130	4,035
Total Purchased Power	8,205	6,643	8,625	7,070	8,315
Total Sources of Energy	32,378	32,522	31,383	31,739	31,383

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,016	8,070	7,921	7,859	8,229
Commercial	6,020	5,934	5,929	6,046	6,051
Industrial	6,889	6,808	6,769	6,925	7,029
Governmental	235	238	241	257	275
Total Retail	21,160	21,050	20,860	21,087	21,584
Sales for Resale	10,219	10,301	8,929	9,019	8,197
Unbilled Energy	(119)	(98)	100	13	(49)
Total Electric Energy Sales	31,260	31,253	29,889	30,119	29,732
Line Losses and Company Usage	1,118	1,269	1,494	1,620	1,651
Total Uses of Energy	32,378	32,522	31,383	31,739	31,383

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.28	9.35	9.75	9.74	9.18
Commercial	8.56	7.77	7.92	7.81	7.43
Industrial	6.93	6.23	6.39	6.35	5.99
Governmental	8.43	7.69	7.97	7.70	7.17

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	587,634	585,896	585,157	583,882	582,813
Commercial	92,248	91,005	90,354	89,618	88,895
Industrial	24,303	23,996	24,198	21,295	20,402

Governmental	735	692	686	681	693
Total Retail Customers	704,920	701,589	700,395	695,476	692,803
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2015
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(e)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Cecil Lynch	2	100%	1949	—	Gas/Oil	Retired	—						—	—	—
	3	100%	1954	—	Gas/Oil	Retired
Harvey Couch	1	100%	1943	—	Gas/Oil	Retired	—						—	—	—
	2	100%	1954	—	Gas/Oil	Retired
Lake Catherine	1	100%	1950	—	Gas/Oil	Retired
	2	100%	1950	—	Gas/Oil	Retired
	3	100%	1953	—	Gas/Oil	Retired
	4	100%	1970	522	Gas/Oil	Peaking	12,701	0.6	264	118,324			159,376	147.5	23,504
Hamilton Moses	1	100%	1951	—	Gas/Oil	Retired	—						—	—	—
	2	100%	1951	—	Gas/Oil	Retired
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	—						5	101,669.2	508
	2	100%	1970	—	Gas/Oil	Retired
	3	100%	1970	14	Gas/Oil	Peaking
	4	100%	1970	—	Gas/Oil	Retired
Robert Ritchie	1	100%	1961	—	Gas/Oil	Retired	—						—	—	—
	3	100%	1970	—	Gas/Oil	Retired	—						—	—	—
Ouachita	1	100%	2002	248	Gas	Intermediate	7,331	3	67	555,599		Dry LNB, SCR	3,109,658	25.5	79,153
	2	100%	2002	245	Gas	Intermediate		4	82	707,327		Dry LNB, SCR
Hot Spring	1	100%	2002	603	Gas	Intermediate	7,574	6	64	1,112,843		Dry LNB, SCR	2,498,549	33.0	82,462
Independence	1	31.5%	1983	264	Coal	Base	10,946	2,484	1,032	914,651	51	OFA, ESP	875,414	35.8	31,325
White Bluff	1	57%	1980	466	Coal	Base	12,578	5,785	2,627	2,048,084	96	OFA, ESP	3,547,222	33.4	118,596
	2	57%	1981	466	Coal	Base		5,889	2,765	2,057,660	104	OFA, ESP
Cecil Lynch	Diesel	100%	1967	—	Oil	Retired	—						—	—	—
Carpenter	1	100%	1932	31	Hydro	Peaking	—						104,958	10.4	1,096
	2	100%	1932	31	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking	—						38,999	19.2	750
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Arkansas
Nuclear One	1	100%	1974	826	Nuclear PWR(d)	Base	10,376						13,837,726	27.9	386,289
	2	100%	1980	983	Nuclear PWR(d)	Base
Total				4,726									24,171,905	29.9	723,682
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2015 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d) PWR = Pressurized Water Reactor.
(e) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2015	2014	2013	2012	2011
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,292,903	1,358,221	1,303,928	1,075,768	1,308,723
Commercial	987,464	1,044,352	1,002,987	831,592	965,463
Industrial	1,418,773	1,569,202	1,457,013	1,122,991	1,357,869
Governmental	67,560	69,212	67,234	56,462	62,825
Total Retail	3,766,700	4,040,987	3,831,162	3,086,813	3,694,880
Sales for Resale	442,172	506,478	369,316	413,297	612,438
Other	152,652	121,349	139,795	119,498	124,145
Total Electric Operating Revenues	4,361,524	4,668,814	4,340,273	3,619,608	4,431,463

FUEL REVENUES (included in above revenues)
Residential	401,449	540,384	500,442	350,181	519,374
Commercial	326,195	437,389	401,218	287,419	396,662
Industrial	731,142	971,354	872,395	613,609	827,628
Governmental	20,640	27,123	25,399	17,775	24,048
Total Retail Fuel Revenues	1,479,426	1,976,250	1,799,454	1,268,984	1,767,712

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	22,450	16,421	12,873	15,303	14,053
Coal	1,462	1,995	2,006	2,033	2,605
Nuclear	15,301	17,311	16,955	15,659	16,615
Hydro	—	—	—	—	—
Total Net Generation	39,213	35,727	31,834	32,995	33,273
Purchased Power:
Affiliated Companies	10,001	9,863	13,291	12,063	10,801
Non-affiliated Companies	15,241	17,132	15,115	15,589	18,689
Total Purchased Power	25,242	26,995	28,406	27,652	29,490
Total Sources of Energy	64,455	62,722	60,240	60,647	62,763

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	14,399	14,415	14,026	13,879	14,686
Commercial	11,700	11,555	11,402	11,399	11,394
Industrial	27,713	27,025	25,734	25,306	24,854
Governmental	756	732	723	707	695
Total Retail	54,568	53,727	51,885	51,291	51,629
Sales for Resale	8,270	7,291	6,147	7,432	8,809
Unbilled Energy	10	(197)	268	43	(1)
Total Electric Energy Sales	62,848	60,821	58,300	58,766	60,437
Line Losses and Company Usage	1,607	1,901	1,940	1,881	2,326
Total Uses of Energy	64,455	62,722	60,240	60,647	62,763

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.98	9.42	9.30	7.75	8.91
Commercial	8.44	9.04	8.80	7.30	8.47
Industrial	5.12	5.81	5.66	4.44	5.46
Governmental	8.94	9.46	9.30	7.99	9.04

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	916,095	927,579	922,438	915,710	909,345
Commercial	129,343	129,654	128,496	127,125	126,407
Industrial	10,629	10,805	10,533	10,293	10,186
Governmental	7,892	7,607	7,549	7,502	7,382
Total Retail Customers	1,063,959	1,075,645	1,069,016	1,060,630	1,053,320
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2015
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(e)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Acadia	2	100%	2002	557	Gas	Intermediate	7,200	8	123	1,555,473		SCR	3,606,030	24.7	89,065
Buras	8	100%	1971	12	Gas/Oil	Peaking	20,210						6,805	138.5	943
Little Gypsy	1	100%	1961	—	Gas/Oil	Retired	12,470						1,764,059	47.0	82,994
	2	100%	1966	411	Gas/Oil	Intermediate		2	539	374,540		Combus Mod/Fuel Reburn
	3	100%	1969	520	Gas/Oil	Intermediate		4	3,402	809,312		Combus Mod/Fuel Reburn
Monroe	10	100%	1961	—	Gas	Retired							—	—	—
	11	100%	1965	—	Gas	Retired
	12	100%	1968	—	Gas	Retired
Ninemile Point	1	100%	1951	—	Gas/Oil	Retired	10,170						4,856,438	35.2	171,180
	2	100%	1953	—	Gas/Oil	Retired
	3	100%	1955	103	Gas/Oil	Intermediate		1	167	120,917
	4	100%	1971	659	Gas/Oil	Intermediate		9	6,706	1,702,537
	5	100%	1973	737	Gas/Oil	Intermediate		7	4,236	1,300,162
	6	100%	2014	560	Gas/Oil	Intermediate	6,870	8	174	1,485,287		SCR, Steam Injection	3,972,249	24.6	98,683
Perryville	1	100%	2002	546	Gas	Intermediate	7,170	8	175	1,572,240		Dry LNB, SCR	3,791,383	24.6	93,439
	2	100%	2001	156	Gas	Peaking		—	8	30,280		Dry LNB
Sterlington	6	100%	1958	—	Gas/Oil	Retired	-4,060						(3,175)	(549.5)	1,745
	7	100%	1974	61	Gas/Oil	Peaking		—	2	672
Waterford	1	100%	1975	368	Gas/Oil	Intermediate	11,080	33	419	299,857		Low NOx Cell Burner, Combus Mod/Fuel Reburn	1,341,068	43.1	57,827
	2	100%	1975	411	Gas/Oil	Intermediate		11	839	601,430		Low NOx Cell Burner, Combus Mod/Fuel Reburn
	4	100%	2009	33	Oil	Peaking		3	7	9,670		Steam Injection
LA Station 2 (d)	10	100%	1950	—	Gas	Reserve	—						—	—	227
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Willow Glen	1	100%	1960	—	Gas/Oil	Reserve	12,590						280,314	79.0	22,134
	2	100%	1964	179	Gas/Oil	Intermediate		1	135	126,224
	3	100%	1968	—	Gas	Reserve						ESP
	4	100%	1973	483	Gas/Oil	Intermediate		—	142	74,543
	5	100%	1976	—	Gas/Oil	Reserve
Roy S. Nelson	3	100%	1960	—	Gas/Oil	Reserve	12,210						643,731	45.9	29,555
	4	100%	1970	425	Gas/Oil	Intermediate		2	563	457,182		Combus Mod/Fuel Reburn
Calcasieu	1	100%	2000	142	Gas	Peaking	10,830	1	209	271,247		Dry LNB	590,378	45.5	26,869
	2	100%	2001	159	Gas	Peaking		1	73	110,090		Dry LNB
Ouachita	3	100%	2002	248	Gas	Intermediate	7,284	3	80	645,737		Dry LNB, SCR	1,600,937	25.2	40,305
Roy S. Nelson	6	40%	1982	221	Coal	Base	12,370	3,268	1,253	1,063,149	56	LNB w/ Sep OFA, ESP	854,808	45.4	38,790
Big Cajun 2	3	24%	1983	142	Coal	Base	10,820	2,102	391	681,619	61	LNB w/ OFA, ESP	607,567	39.5	24,015
River Bend	1	100%	1986	968	Nuclear BWR(d)	Base	10,965						6,915,771	13.9	96,424
Waterford	3	100%	1985	1,160	Nuclear PWR(d)	Base	10,940						8,384,741	12.6	105,846
Total				9,258									39,213,102	25.0	980,042
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.

(b) Mercury emissions calculated using 2015 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB),

     Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),

Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) BWR = Boiling Water Reactor; PWR = Pressurized Water Reactor.
(e) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.
	2015	2014	2013	2012	2011
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	565,514	585,371	526,618	453,707	490,088
Commercial	465,517	480,754	432,240	381,346	401,276
Industrial	163,651	174,615	155,742	140,460	145,792
Governmental	46,537	46,863	41,967	36,289	37,302
Total Retail	1,241,219	1,287,604	1,156,567	1,011,802	1,074,458
Sales for Resale	85,387	166,238	116,514	46,962	131,334
Other	70,379	70,351	61,459	61,601	60,678
Total Electric Operating Revenues	1,396,985	1,524,193	1,334,540	1,120,366	1,266,470

FUEL REVENUES (included in above revenues)
Residential	174,436	201,100	166,976	137,760	181,581
Commercial	149,877	171,391	142,564	122,805	154,748
Industrial	68,714	80,304	66,397	58,721	69,808
Governmental	13,212	14,702	12,119	10,210	12,861
Total Retail Fuel Revenues	406,239	467,497	388,056	329,496	418,998

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,232	6,113	7,240	6,305	5,978
Coal	1,297	2,747	2,597	2,605	2,749
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	7,529	8,860	9,837	8,910	8,727
Purchased Power:
Affiliated Companies	4,812	4,114	4,818	4,415	5,080
Non-affiliated Companies	3,470	3,780	1,428	1,393	1,524
Total Purchased Power	8,282	7,894	6,246	5,808	6,604
Total Sources of Energy	15,811	16,754	16,083	14,718	15,331

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,661	5,672	5,629	5,550	5,848
Commercial	4,913	4,821	4,815	4,915	4,985
Industrial	2,283	2,297	2,265	2,400	2,326
Governmental	433	414	409	408	415
Total Retail	13,290	13,204	13,118	13,273	13,574
Sales for Resale	1,679	2,850	1,847	497	763
Unbilled Energy	(72)	(32)	19	24	(69)
Total Electric Energy Sales	14,897	16,022	14,984	13,794	14,268
Line Losses and Company Usage	914	732	1,099	924	1,063
Total Uses of Energy	15,811	16,754	16,083	14,718	15,331

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.99	10.32	9.36	8.17	8.38
Commercial	9.48	9.97	8.98	7.76	8.05
Industrial	7.17	7.60	6.88	5.85	6.27
Governmental	10.75	11.31	10.26	8.91	8.99

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	372,194	370,265	369,686	368,660	366,697
Commercial	63,890	63,306	62,867	63,083	62,762
Industrial	3,959	3,847	3,752	3,598	3,488
Governmental	5,009	4,962	4,864	4,419	4,358
Total Retail Customers	445,052	442,380	441,169	439,760	437,305
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2015
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Attala	1	100%	2001	453	Gas	Intermediate	7,125	6	121	1,233,637	—	Dry LNB, SCR	3,297,696	24.8	81,667
Hinds	1	100%	2001	444	Gas	Intermediate	7,190	5	83	982,557	—	Dry LNB, SCR	2,323,831	30.4	70,648
Baxter Wilson	1	100%	1967	539	Gas/Oil	Peaking	18,068	—	47	25,028	—		84,812	297.5	25,230
	2	100%	1971	692	Gas/Oil	Peaking		—	115	56,864	—	Combus Mod/Fuel Reburn
Delta	1	100%	1953	—	Gas/Oil	Retired	—				—		—	—	—
	2	100%	1953	—	Gas/Oil	Retired					—
Gerald Andrus	1	100%	1975	734	Gas/Oil	Peaking	11,887	2	567	361,028	—	OFA	513,619	54.2	27,822
Natchez	1	100%	1951	—	Gas/Oil	Retired	—				—		—	—	—
Rex Brown	1	100%	1948	—	Gas	Retired	14,707				—		11,733	446.2	5,236
	3	100%	1951	44	Gas/Oil	Peaking		—	—	—	—
	4	100%	1959	200	Gas/Oil	Peaking		—	31	15,711	—
	5	100%	1968	10	Oil	Peaking					—
Independence	1	25%	1983	210	Coal	Base	11,490	1,971	819	725,913	40	OFA, ESP	1,297,052	36.7	47,560
	2	25%	1984	211	Coal	Base		1,777	748	672,578	35	OFA, ESP
Total				3,536									7,528,743	34.3	258,162
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2015 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB),

     Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),

Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.
	2015	2014	2013	2012	2011
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	219,788	228,913	221,007	194,628	201,293
Commercial	186,272	195,900	193,391	173,453	165,201
Industrial	30,523	33,022	35,178	31,607	30,098
Governmental	64,634	67,761	68,273	64,341	61,686
Total Retail	501,217	525,596	517,849	464,029	458,278
Sales for Resale	66,114	81,700	27,472	44,732	96,451
Other	16,991	17,792	19,310	14,146	16,974
Total Electric Operating Revenues	584,322	625,088	564,631	522,907	571,703

FUEL REVENUES (included in above revenues)
Residential	63,245	85,913	85,649	63,127	70,128
Commercial	61,664	82,948	84,684	65,245	65,778
Industrial	12,551	17,255	19,065	15,424	15,425
Governmental	22,446	29,812	30,884	25,283	25,507
Total Retail Fuel Revenues	159,906	215,928	220,282	169,079	176,838

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,742	2,003	1,500	2,344	2,412
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	1,742	2,003	1,500	2,344	2,412
Purchased Power:
Affiliated Companies	4,358	3,344	3,915	3,385	3,650
Non-affiliated Companies	1,478	1,818	926	924	995
Total Purchased Power	5,836	5,162	4,841	4,309	4,645
Total Sources of Energy	7,578	7,165	6,341	6,653	7,057

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,301	2,262	2,152	2,060	2,196
Commercial	2,257	2,181	2,130	2,105	2,083
Industrial	463	455	484	487	501
Governmental	825	783	778	806	816
Total Retail	5,846	5,681	5,544	5,458	5,596
Sales for Resale	1,655	1,397	531	1,013	1,215
Unbilled Energy	30	(35)	28	(2)	(1)
Total Electric Energy Sales	7,531	7,043	6,103	6,469	6,810
Line Losses and Company Usage	47	122	238	184	247
Total Uses of Energy	7,578	7,165	6,341	6,653	7,057

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.55	10.12	10.27	9.45	9.17
Commercial	8.25	8.98	9.08	8.24	7.93
Industrial	6.59	7.26	7.27	6.49	6.01
Governmental	7.83	8.65	8.78	7.98	7.56

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	176,223	173,067	170,202	167,207	163,141
Commercial	16,356	16,080	15,854	15,591	15,359
Industrial	2,246	2,206	2,255	2,205	2,383
Governmental	1,886	1,888	1,827	1,845	1,852
Total Retail Customers	196,711	193,241	190,138	186,848	182,735
(a) On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's data presented above.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2015
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Michoud	1	100%	1957	—	Gas/Oil	Retired	11,499						1,741,898	41.6	72,523
	2	100%	1963	239	Gas/Oil	Intermediate		2	861	415,479	—
	3	100%	1967	542	Gas/Oil	Intermediate		4	1,362	696,436	—	Combus Mod/Fuel Reburn
Total				781									1,741,898	41.6	72,523
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2015 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB),

     Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),

Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2015	2014	2013	2012	2011
ELECTRIC OPERATING REVENUES ($ thousands)		664,364	735,089	622,118	563,411

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil		—	—	—	—
Coal		—	—	—	—
Nuclear	10,543	9,199	9,775	6,562	9,293
Hydro		—	—	—	—
Total Net Generation	10,543	9,199	9,775	6,562	9,293
Purchased Power		—	—	—	—
Total Sources of Energy	10,543	9,199	9,775	6,562	9,293

USES OF ENERGY (GWh)
Electric Energy Sales	10,547	9,219	9,794	6,602	9,293
Unbilled Energy	—	—	—	—	—
Line Losses and Company Usage	(4)	(20)	(19)	(40)	—
Total Uses of Energy	10,543	9,199	9,775	6,562	9,293
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2015
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($000)
Grand Gulf	1	90%	1985	1,261	Nuclear BWR(b)	Base	10,541	—	—	—	—		10,546,906	21.3	224,910
Total				1,261									10,546,906	21.3	224,910
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments)
that each station was designed to utilize. Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,409 MW.
(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2015	2014	2013	2012	2011
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	632,667	654,064	596,396	553,107	638,161
Commercial	369,155	383,662	327,299	325,342	368,614
Industrial	372,217	421,913	324,767	299,441	351,731
Governmental	25,356	26,266	23,535	22,940	25,955
Total Retail	1,399,395	1,485,905	1,271,997	1,200,830	1,384,461
Sales for Resale	273,469	338,976	416,285	348,783	336,555
Other	34,339	27,101	40,517	31,883	36,183
Total Electric Operating Revenues	1,707,203	1,851,982	1,728,799	1,581,496	1,757,199

FUEL REVENUES (included in above revenues)
Residential	181,356	215,077	164,417	164,387	231,058
Commercial	139,289	165,178	127,596	128,204	166,223
Industrial	203,059	257,233	181,602	165,768	214,474
Governmental	8,424	10,185	8,043	8,070	10,836
Total Retail Fuel Revenues	532,128	647,674	481,658	466,429	622,591

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,539	6,113	5,551	5,170	6,521
Coal	1,081	1,475	1,483	1,503	1,925
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	8,620	7,588	7,034	6,673	8,446
Purchased Power:
Affiliated Companies	6,235	5,859	5,538	5,754	6,546
Non-affiliated Companies	9,751	9,750	12,381	11,423	8,159
Total Purchased Power	15,986	15,609	17,919	17,177	14,706
Total Sources of Energy	24,607	23,197	24,953	23,850	23,151

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,889	5,810	5,726	5,604	6,034
Commercial	4,548	4,471	4,402	4,396	4,433
Industrial	7,036	7,140	6,404	6,066	6,102
Governmental	276	277	282	278	294
Total Retail	17,749	17,698	16,814	16,344	16,863
Sales for Resale	6,107	4,963	6,999	6,530	5,416
Unbilled Energy	55	(123)	115	(64)	(11)
Total Electric Energy Sales	23,911	22,538	23,928	22,810	22,268
Line Losses and Company Usage	696	659	1,025	1,040	883
Total Uses of Energy	24,607	23,197	24,953	23,850	23,151

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.74	11.26	10.42	9.87	10.58
Commercial	8.12	8.58	7.44	7.40	8.32
Industrial	5.29	5.91	5.07	4.94	5.76
Governmental	9.19	9.48	8.35	8.25	8.83

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	379,838	373,436	368,347	364,997	360,909
Commercial	47,003	46,371	45,825	45,247	44,760
Industrial	5,435	5,415	5,143	4,932	4,809
Governmental	2,377	2,334	2,310	2,271	2,248
Total Retail Customers	434,653	427,556	421,625	417,447	412,726
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2015
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Roy S. Nelson	6	30%	1982	164	Coal	Base	12,368	2,416	926	785,806	42	LNB w/ Dep OFA, ESP	631,816	46.2	29,180
Big Cajun 2	3	18%	1983	105	Coal	Base	10,824	1,553	289	503,806	61	LNB w/ OFA, ESP	449,074	39.5	17,742
Lewis Creek	1	100%	1970	255	Gas/Oil	Intermediate	10,605	4	183	747,845		SCR	2,227,050	35.5	78,986
	2	100%	1971	253	Gas/Oil	Intermediate		4	151	692,123		SCR
Sabine	1	100%	1962	213	Gas/Oil	Intermediate	10,921	2	660	419,559			5,312,489	35.9	190,621
	2	100%	1962	213	Gas/Oil	Intermediate		2	300	296,492		Combus Mod/Fuel Reburn
	3	100%	1966	378	Gas/Oil	Intermediate		3	528	650,164		LNB w/ Sep OFA
	4	100%	1974	500	Gas	Intermediate		7	1,593	1,295,170		Combus Mod/Fuel Reburn
	5	100%	1979	460	Gas/Oil	Intermediate		3	511	675,856		LNB w/ Closed-coupled OFA
Total				2,538									8,620,430	36.7	316,529
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2015 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB),

     Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),

Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2011 – 2015 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2015	2014	2013	2012	2011
ANO	90.8	89.8	79.5	93.7	92.1
Grand Gulf	88.6	84.4	74.6	77.3	90.7
River Bend	89.2	92.6	90.0	90.3	93.4
Waterford 3	88.0	92.9	80.7	85.6	91.4
Entergy Southeast Average	89.5	89.9	80.8	88.1	91.9
Industry Average	92.0	90.4	89.1	86.8	89.3

The following table shows plant performance for 2015 and averages for four three-year periods.

PRODUCTION COST ($/MWh)(a)	2015	2012-2014	2011-2013	2010–2012	2009–2011
ANO	27.9	23.2	22.4	20.6	19.8
Grand Gulf	21.2	26.2	24.9	23.1	19.8
River Bend	29.1	26.0	25.7	24.6	23.2
Waterford 3	26.5	25.1	24.0	22.2	20.8
Entergy Southeast Average	25.9	24.9	24.0	22.3	20.6
Industry Average	—	24.1	23.8	22.9	21.7
(a) Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; includes special items to conform with FERC Form 1 definition.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy	Entergy	System Energy-90%	Entergy	Entergy
	Arkansas	Arkansas	South Mississippi	Louisiana	Louisiana
Electric Power
Association-10%
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/34	7/17/38	11/1/24	8/29/25	12/18/24
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox &	Combustion	General	General	Combustion
	Wilcox	Engineering	Electric	Electric	Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	826	983	1,261	968	1,160
Refueling Data:
Last Date	1/25/15 –	9/20/15 –	2/19/16 –	2/22/15 –	10/25/15 –
	3/1/15	11/14/15	3/28/16	3/29/15	12/16/15
Number of Days	37	55	39	35	53
Next Scheduled Refueling	Fall 16	Spring 17	Spring 18	Spring 17	Spring 17
2015 Capability Factor (%)	92.6	89.0	88.6	89.2	88.0
($ millions as of December 31, 2015)
Net Book Value	1,357(b)		1,769	1,441(c)	2,058
Decommissioning Trust Fair Values	771(b)		702	652(c)	391
Decommissioning Liability	859(b)		803	459(c)	539
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
	PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairman	Republican	1/15	1/21
Lamar B. Davis	Democrat	1/15	1/17
Elana C. Wills	Nonpartisan	1/11	1/19
LOUISIANA
Foster L. Campbell, Jr.	Democrat	1/03	12/20
Scott A. Angelle	Republican	1/13	12/18
Lambert C. Boissiere, III	Democrat	1/05	12/16
Eric Skrmetta	Republican	1/09	12/20
Clyde C. Holloway - Chairman	Republican	4/09	12/16
MISSISSIPPI
Brandon Presley – Chairman	Democrat	1/08	12/19
Cecil Brown – Vice-Chairman	Democrat	1/16	12/19
Sam Britton	Republican	1/16	12/19
NEW ORLEANS
Stacy Head	Democrat	5/06	5/18
Jason Rogers Williams - Chairman of Utility Committee	Democrat	5/14	5/18
Susan Guidry	Democrat	5/10	5/18
LaToya Cantrell	Democrat	12/12	5/18
Nadine Ramsey	Democrat	5/14	5/18
Jared Brossett	Democrat	5/14	5/18
James Gray II	Democrat	12/12	5/18
TEXAS
Donna L. Nelson – Chairman	Republican	8/08	8/21
Kenneth W. Anderson Jr.	Republican	9/08	8/17
Brandy Marty Marquez	Republican	8/13	9/19

0

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL* BALANCE AS OF DECEMBER 31,
COMPANY	2015	2014	2013	2012	2011	FUEL RECOVERY MECHANISM
					($ millions)
EAI(b)	57.8	209.2	68.7	97.3	209.8
Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.

ELL(a)	102.9	107.1	147.3	193.8	4.4	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

Gas: Monthly reset by taking the over- or under- recovered balance at the end of June and dividing by the based on estimated gas costs plus a surcharge with an annual reset calculated projected sales for the next 12 months.

EMI	(107.8)	(2.2)	38.1	26.5	(15.8)	Annual reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered energy costs as of the 12-month period ended September 30.
ENOI(a)	(24.9)	(24.3)	(19.1)	1.9	(7.5)
Electric: On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause tariff that calculates a monthly rate based on fuel and purchased power costs from two months prior. A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales. Under the new tariff Grand Gulf non-fuel costs are recovered through base rates. Any incremental monthly Grand Gulf non-fuel costs are included in the Fuel Adjustment Clause. Resource Plan non-fuel costs are collected through the Fuel Adjustment Clause. The new tariff became effective on June 1, 2009.

						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.
ETI	(25.1)	11.9	(4.1)	(93.3)	(64.7)	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.
Total	2.9	301.7	230.9	226.2	126.2
Totals may not foot due to rounding.
(a) All years include $168.1 million for Entergy Louisiana and $4.1 million for Entergy New Orleans of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

(b) 2014 includes $65.9 million for Entergy Arkansas of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

* Deferred fuel costs = revenues collected minus current fuel and purchased power costs; amount includes rough production cost equalization payments/receipts due to/from customers for EAI, ETI and ENOI.

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2015					2014					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	122.9	(4.1)	(1,032.0)	(154.7)	(1,067.8)	241.9	25.9	(33.2)	57.1	292.3(a)	(465)
Return on Average Invested Capital – As-Reported (%)*	3.8	3.0	(18.5)	(21.9)	(21.9)	4.4	4.3	5.6	5.9	5.9	(471)
Return on Average Common Equity – As-Reported (%)*	3.7	2.9	(19.9)	(24.2)	(24.2)	4.3	4.2	5.6	5.9	5.9	(510)
Debt to Capital Ratio (%)	6.5	5.5	7.0	9.0	9.0	2.2	1.9	2.9	5.8	5.8	55
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	254	62	129	70	515	455	145	165	183	950	(46)
Operational Earnings ($ millions)	127.5	(3.0)	31.7	28.3	184.6	248.5	33.4	40.8	70.8	394.1(a)	(53)
Return on Average Invested Capital – Operational (%)*	5.8	4.8	5.4	4.3	4.3	9.0	8.7	8.1	7.8	7.8	(45)
Return on Average Common Equity – Operational (%)*	5.9	4.8	5.3	4.2	4.2	9.0	8.7	8.2	8.0	8.0	(48)
Net Debt to Net Capital Ratio (%)	(0.9)	2.4	2.6	(10.3)	(10.3)	(4.7)	(4.7)	(3.0)	(2.3)	(2.3)	348
*Rolling twelve months.
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.
(a) In 4Q14, a Parent subsidiary was restructured and became a subsidiary of EWC. The net income from this subsidiary is included in the 4Q and YTD totals for EWC; however, income from 1Q-3Q was not reclassified due to immateriality.

EWC ANNUAL FINANCIAL METRICS
	2015	2014	2013	2012	2011
GAAP MEASURES
As-Reported Net Income ($ millions)	(1,067.8)	292.3	42.9	40.4	488.6
Return on Average Invested Capital – As-Reported (%)	(21.9)	5.9	1.0	0.9	9.1
Return on Average Common Equity – As-Reported (%)	(24.2)	5.9	0.9	0.8	9.7
Debt to Capital Ratio (%)	9.0	5.8	4.0	2.1	3.6
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	515	950	553	618	862
Operational Earnings ($ millions)	184.6	394.1	262.7	263.9	488.6
Return on Average Invested Capital – Operational (%)	4.3	7.8	5.3	5.0	9.1
Return on Average Common Equity – Operational (%)	4.2	8.0	5.3	5.0	9.7
Net Debt to Net Capital Ratio (%)	(10.3)	(2.3)	0.5	(0.6)	(2.2)
Certain prior year data has been reclassified to conform with current year presentation.

EWC QUARTERLY OPERATIONAL METRICS
	2015					2014					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Owned Capacity (MW) (b)	5,463	5,463	5,463	4,880	4,880	6,068	6,068	6,068	6,068	6,068	(20)
Net revenue ($ millions)	527	350	410	379	1,666	748	471	485	521	2,224	(25)
As-Reported Average Total Revenue per MWh	$67.00	$45.87	$48.54	$45.21	$51.88	$91.08	$50.11	$53.47	$54.00	$61.21	(15)
Adjusted Average Total Revenue per MWh	$66.60	$45.47	$48.19	$44.83	$51.49	$90.68	$49.75	$53.11	$53.64	$60.84	(15)
Adjusted Average Total Revenue per MWh excluding VY	$66.60	$45.47	$48.19	$44.83	$51.49	$86.48	$50.49	$55.28	$54.26	$60.65
As-Reported Non-Fuel O&M Expense per MWh	$25.89	$25.97	$23.79	$27.67	$25.99	$26.28	$25.83	$26.07	$27.44	$26.39	(2)
Operational Non-Fuel O&M Expense per MWh (a)	$25.11	$25.80	$23.63	$27.06	$25.57	$25.50	$24.99	$25.18	$25.78	$25.34	1
Billed GWh	9,592	9,578	10,748	10,135	39,745	10,014	11,533	11,328	11,550	44,424	(11)
EWC Nuclear
As-Reported Average Total Revenue per MWh	$65.78	$45.84	$50.41	$44.71	$51.49	$89.31	$50.18	$53.66	$53.56	$60.76	(15)
Adjusted Average Total Revenue per MWh	$65.34	$45.40	$49.99	$44.31	$51.07	$88.86	$49.79	$53.24	$53.17	$60.35	(15)
Adjusted Average Total Revenue per MWh excluding VY	$65.34	$45.40	$49.99	$44.31	$51.07	$83.85	$50.61	$55.78	$53.79	$60.07	(15)
Production Cost/MWh (a)	$25.61	$26.21	$26.90	$22.63	$25.30	$26.39	$25.88	$27.37	$26.18	$26.44	(4)
As-Reported Non-Fuel O&M Expense per MWh	$27.87	$28.04	$26.99	$27.00	$27.46	$27.81	$26.82	$29.18	$28.80	$28.15	(2)
Operational Non-Fuel O&M Expense per MWh (a)	$27.00	$27.86	$26.80	$26.35	$26.98	$26.95	$25.91	$28.16	$27.00	$26.99	—
Billed GWh	8,618	8,555	9,125	9,561	35,859	9,079	10,588	9,950	10,635	40,253	(11)
Capacity Factor	90%	89%	92%	94%	91%	82%	95%	90%	95%	91%	—
(a) Excludes the effect of special items: HCM implementation expenses, decisions to close VY, FitzPatrick and Pilgrim, Palisades asset impairment and related write-offs
Certain prior year data has been reclassified to conform with current year presentation.
(b) Vermont Yankee plant ceased power production on 12/29/14.
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
	2015	2014	2013	2012	2011
Owned Capacity (MW) (a)	4,880	6,068	6,068	6,612	6,599
Net revenue ($ millions)	1,666	2,224	1,802	1,854	2,045
As-Reported Average Total Revenue per MWh	$ 51.88	$ 61.21	$ 51.25	$ 50.38	$ 55.49
Adjusted Average Realized Revenue/MWh	$ 51.49	$ 60.84	$ 50.86	$ 50.02	$ 54.50
As-Reported Non-Fuel O&M Expense per MWh	$ 25.99	$ 26.39	$ 26.14	$ 23.66	$ 24.28
Operational Non-Fuel O&M Expense per MWh	$ 25.57	$ 25.34	$ 25.32	$ 23.66	$ 24.28
Billed GWh	39,745	44,424	45,127	46,178	43,497
EWC Nuclear
Net MW in Operation (a)	4,406	5,011	5,011	5,011	4,998
As-Reported Average Total Revenue per MWh	$ 51.49	$ 60.76	$ 50.59	$ 50.69	$ 55.78
Adjusted Average Realized Revenue/MWh	$ 51.07	$ 60.35	$ 50.15	$ 50.29	$ 54.73
Production Cost/MWh	$ 25.30	$ 26.44	$ 26.35	$ 26.19	$ 25.21
As-Reported Non-Fuel O&M Expense per MWh	$ 27.46	$ 28.15	$ 28.54	$ 25.45	$ 25.25
Operational Non-Fuel O&M Expense per MWh	$ 26.98	$ 26.99	$ 27.63	$ 25.45	$ 25.25
Billed GWh	35,859	40,253	40,167	41,042	40,918
Capacity Factor	91%	91%	89%	89%	93%
(a) Vermont Yankee plant ceased power production on 12/29/14
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

TOTAL CAPACITY
		OPERATED (a)		OWNED CAPACITY
As of December 31, 2015	PLANTS	UNITS	MW	MW	%
Gas/Oil	—	—	—	213	4
Coal	—	—	—	181	4
Total Fossil	—	—	—	394	8
Wind	—	—	—	80	2
Nuclear	5	6	5,206	4,406	90
Total Capacity	5	6	5,206	4,880	100
(a) Operated capacity includes management services contracts and excludes units operated by Entergy’s utility companies.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	JAMES A.	INDIAN POINT		PALISADES	PILGRIM	VERMONT
	FITZPATRICK (j)	UNIT 2	UNIT 3	NUCLEAR PLANT	NUCLEAR STATION (j)	YANKEE(e)
Entergy Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75	August 74	August 76	December 71	December 72	November 72
License Expiration Date	10/17/34	9/28/13 (f)	12/12/15 (f)	3/24/31	6/8/32	3/21/32
Architect/Engineer	Stone &	United	United	Combustion	Bechtel	Ebasco
	Webster	Engineers &	Engineers &	Engineering	Power
		Constructors	Constructors
Reactor Manufacturer	General	Westinghouse	Westinghouse	Combustion	General	General
	Electric			Engineering	Electric	Electric
Reactor Type	BWR	PWR	PWR	PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	Westinghouse	General Electric	General Electric
Net MWs in Operation (MW)	838	1,028	1,041	811	688	—
(as of December 31, 2015)
Refueling Data:
Last Date	8/24/14 –	3/7/16 –	3/2/15 –	9/18/15 –	4/19/15 –	3/9/13 –
	10/8/14	6/16/16	3/24/15	10/19/15	5/23/15	4/5/13
Number of Days	44	102	23	32	34	27
Next Scheduled Refueling	n/a	Spring 18	Spring 17	Spring 17	Spring 17	n/a
2015 Capacity Factor	87%	86%	97%	97%	95%	0%
Spent Fuel Storage Thru	2002	2006	2009	1991	2015	n/a
Begin Dry Cask Loading	2002	2007	2010	1993	2014	n/a
($ millions as of December 31, 2015)
Net Book Value	19 (g)	894	968	392 (i)	49 (h)	0 (e)
Decommissioning Trust Fair Values	746 (a)	943 (b)	684 (a)	385	896	611
Decommissioning Liability	(a)	588 (b)	(a)	370	551	560
Nearest Market Hub	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Zone A(c)	Zone G(d)	Zone G(d)	Indiana	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Rest of State	Lower Hudson Valley	Lower Hudson Valley
(a) NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b) Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.
(c) James A. FitzPatrick physically located in NYISO Zone C.
(d) Indian Point physically located in NYISO Zone H.
(e) Vermont Yankee plant ceased power production on 12/29/14.
(f) Indian Point Unit 2 began operating under timely renewal on 9/28/13; Unit 3 began operating under timely renewal on 12/13/15
(g) Reflects $965 million ($624 million net of tax) of impairment and other related charges to write down the carrying value of FitzPatrick and related assets to their fair values.
See pgs. 69-72 of the 2015 10K for more detail.
(h) Reflects $677 million ($438 million net of tax) of impairment and other related charges to write down the carrying value of Pilgrim and related assets to their fair values.
See pgs. 69-72 of the 2015 10K for more detail.
(i) Reflects $396 million ($256 million net of tax) of impairment and other related charges to write down the carrying value of Palisades and related assets to their fair values.
See pgs. 69-72 of the 2015 10K for more detail.
(j) Shutdown of FitzPatrick is planned for 1/27/17 and shutdown of Pilgrim is planned for 5/31/19.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
		NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	LOCATION	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal
Nelson 6	Westlake, LA	SERC	1982	11%	60	550	Coal
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen
Top of Iowa	Worth County, IA	MRO	2001	50%	40	80	Wind
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind
Total					474	1,977

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

			Emissions
	FUEL TYPE		SO2	NOx	CO2	Hg(a)
PLANT	TECHNOLOGY	PURPOSE	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)
Independence – Unit 2	Coal	Base	1,022	430	386,598	20	OFA, ESP
Nelson 6	Coal	Base	885	339	287,909	16	LNB w Sep OFA, ESP
RS Cogen	CCGT Cogen	Base	4	379	869,748	79	Dry LNB/SCR
Top of Iowa	Wind	Renewable	—	—	—	—	0
White Deer	Wind	Renewable	—	—	—	—	0
Rhode Island State Energy Center (b)	CCGT	Intermediate	4	48	761,567	—	Dry LNB/SCR
(a) Mercury emissions calculated using 2015 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(b) Entergy sold the Rhode Island State Energy Center, a 583-MW CCGT, on 12/17/15.
(c) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn),
Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with
Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL
LONG-TERM DEBT:
NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD		TOTAL ENDING	TOTAL
		INTEREST	RELATED TO	INTEREST	LONG-TERM	INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE	DEBT	EXPENSE
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	—	305	109,681	6,317
2013	95,011	5,331	—	—	95,011	5,331
2014	79,638	4,627	—	—	79,638	4,627
2015	29,262	2,972	—	—	29,262	2,972
2016	28,252	1,490	—	—	28,252	1,490
2017	26,467	1,441	—	—	26,467	1,441
2018	25,358	1,390	—	—	25,358	1,390
2019	24,195	1,337	—	—	24,195	1,337
2020	22,976	1,281	—	—	22,976	1,281
2021 – 2035 Average	—	690	—	—	—	690
(a) Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close).
Life extension payments made on anniversary of license expiration. Entergy will pay NYPA $2.5 million annually per plant, for up to twenty years if
FitzPatrick and/or Indian Point 3 operate beyond their original license date.
(b) FitzPatrick's debt obligation was partially extinguished at December 31, 2015 based on the decision to suspend operations in January 2017
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
(ENTERGY’S SHARE)	2015	2014	MATURITY	RATE

RS Cogen Senior Project Debt
Bank Portion(a)	$19	$25	10/17/18	LIBOR + 2.25%
Institutional Portion	$38	$38	10/15/22	Fixed 8.73%
RS Cogen Subordinated Debt(b)	$20	$19	10/17/17	LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008.

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
	RATE	2015	2014	2015	2014

Without Sinking Fund:
Entergy Finance Holding, Inc.	8.75%(a)	250,000	250,000	$ 24	$ 24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund		250,000	250,000	$ 24	$ 24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)
Installed capacity owned and operated by EWC, including investments in wind generation accounted for under the equity method of accounting; in November 2013, R.E. Ritchie Unit 2 (gas/oil) plant was retired (544 MWs) and the Vermont Yankee (nuclear) plant ceased power production on December 29, 2014. Rhode Island State Energy Center was sold on December 17, 2015.

As-reported average total revenue per MWh	As-reported average revenue per MWH bill, excluding revenue from investments in wind generation accounted for under the equity method of accounting
Adjusted average realized revenue per MWh	As-reported average revenue per MWh billed, excluding revenue from the amortization of the Palisades below-market PPA
Non-fuel O&M per MWh	Non-fuel O&M per MWH of billed sales
Production cost per MWh	Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items
Billed GWh	Total number of GWh billed to customers, excluding investments in wind generation accounted for under the equity method of accounting and financially-settled instruments
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for scheduled refueling outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
As-reported non-fuel O&M
Operation, maintenance and refueling expenses, excluding fuel, fuel-related expenses, purchased power and gas purchased for resale; for EWC excludes investments in wind generation accounted for under the equity method of accounting

Return on average invested capital – as-reported	12-months rolling net income attributable to Entergy Corporation or Subsidiary (Net Income) adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – as-reported	12-months rolling Net Income divided by average common equity
Book value per share	End of period common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers, including Entergy Nuclear Vermont Yankee
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper and capital leases on the balance sheet
Debt of joint ventures - Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital ratio	Total debt divided by total capitalization
Securitization debt
Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas and Hurricane Isaac at Entergy New Orleans; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the canceled Little Gypsy repowering project at Entergy Louisiana

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported Net Income adjusted to exclude the impact of special items
Operational adjusted EBITDA
Earnings before interest, depreciation and amortization and income taxes excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets, excluding effects of special items; for Entergy consolidated, also excludes AFUDC-equity funds and subtracts securitization proceeds

Operational non-fuel O&M
Operation, maintenance and refueling expenses, excluding fuel, fuel-related expenses, purchased power and special items; for Utility, excludes gas purchased for resale; for EWC excludes investments in wind generation accounted for under the equity method of accounting

Return on average invested capital – operational	12-months rolling operational Net Income adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – operational	12-months rolling operational Net Income divided by average common equity
Gross liquidity	Sum of cash and revolver capacity
Debt to capital ratio, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital ratio, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt

Parent debt to total debt ratio, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of total debt excluding securitization debt
Debt to operational EBITDA, excluding securitization debt	End of period total debt excluding securitization debt divided by 12-months rolling operational adjusted EBITDA
Operational FFO
Funds from operations; net cash flow provided by operations less AFUDC-borrowed funds, working capital items in operating cash flow (receivables, fuel inventory, accounts payable, prepaid taxes and taxes accrued, interest accrued and other working capital accounts) and securitization regulatory charge, excluding effects of special items

Operational FFO to debt ratio, excluding securitization debt	12-months rolling operational FFO as a percentage of end of period total debt excluding securitization debt

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Net Income (A)	(177)	941	712	847	1,346
Preferred dividends	20	20	19	22	21
Tax-effected interest expense	396	386	371	350	316
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	239	1,347	1,102	1,219	1,683

Special items (C)	(1,253)	(109)	(245)	(262)	(13)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,492	1,456	1,347	1,481	1,696

Operational earnings (A-C)	1,076	1,050	957	1,109	1,359

Average invested capital (D)	23,827	23,864	23,167	22,180	21,074

Average common equity (E)	9,632	9,820	9,415	9,079	8,729

($ per share)
As-Reported earnings per share (N)	(0.99)	5.22	3.99	4.76	7.55

Operational earnings per share (O)	6.00	5.83	5.36	6.23	7.62

Common dividend paid per share (P)	3.34	3.32	3.32	3.32	3.32

Year-end closing market price per share of common stock (Q)	68.36	87.48	63.27	63.75	73.05

(%)
Return on average invested capital – As-Reported (B/D)	1.0	5.6	4.8	5.5	8.0
Return on average invested capital – Operational ((B-C)/D)	6.3	6.1	5.8	6.7	8.1

Return on average common equity – As-Reported (A/E)	(1.8)	9.6	7.6	9.3	15.4
Return on average common equity – Operational ((A-C)/E)	11.2	10.7	10.2	12.2	15.6

Common dividend payout ratio – As-Reported (%) (P/N)	(339)	64	83	70	44
Common dividend payout ratio – Operational (%) (P/O)	56	57	62	53	44

Price to earnings ratio – As-Reported (Q/N)	(69.37)	16.77	15.87	13.39	9.68
Price to earnings ratio – Operational (Q/O)	11.38	15.02	11.80	10.23	9.59

As reported non-fuel O&M (R)	3,606	3,578	3,589	3,291	3,123

Special items included in non-fuel O&M
HCM implementation expenses	—	(16)	(45)	—	—
Decisions to close VY, FitzPatrick and Pilgrim	(17)	(44)	(21)	—	—
Transmission business spin-merge expenses	—	—	(36)	(39)	(13)
Total special items included in non-fuel O&M (S)	(17)	(59)	(101)	(39)	(13)

Operational non-fuel O&M (R-S)	3,623	3,637	3,690	3,330	3,136
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ millions)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
As-Reported Net Income (A)	838	797	(156)	(177)	952	977	968	941
Preferred dividends	20	20	19	20	18	19	19	20
Tax-effected interest expense	389	391	396	396	376	381	383	386
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	1,247	1,208	259	239	1,346	1,377	1,370	1,347

Special items (C)	(105)	(95)	(1,085)	(1,253)	(248)	(243)	(127)	(109)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,352	1,303	1,344	1,492	1,594	1,620	1,497	1,456

Operational earnings (A-C)	943	892	929	1,076	1,200	1,220	1,095	1,050

Average invested capital (D)	24,298	24,190	23,819	23,827	23,539	23,680	23,720	23,864

Average common equity (E)	10,041	10,110	9,653	9,632	9,581	9,668	9,779	9,820

(%)
Return on average invested capital – As-Reported (B/D)	5.1	5	1.1	1	5.7	5.8	5.8	5.6
Return on average invested capital – Operational ((B-C)/D)	5.6	5.4	5.6	6.3	6.8	6.8	6.3	6.1

Return on average common equity – As-Reported (A/E)	8.3	7.9	(1.6)	(1.8)	9.9	10.1	9.9	9.6
Return on average common equity – Operational ((A-C)/E)	9.4	8.8	9.6	11.2	12.5	12.6	11.2	10.7

As reported non-fuel O&M (F)	835	895	921	955	795	882	914	988

Special items included in non-fuel O&M
HCM implementation expenses	—	—	—	—	(5)	(7)	(1)	(3)
Decisions to close VY, FitzPatrick and Pilgrim	(7)	(2)	(2)	(6)	(7)	(9)	(10)	(18)
Total special items included in non-fuel O&M (G)	(7)	(2)	(2)	(6)	(12)	(16)	(11)	(21)

Operational non-fuel O&M (F-G)	842	897	923	961	807	898	925	1,009
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
Total debt (A)	13,850	13,917	13,562	13,358	12,283
Less securitization debt (B)	775	777	883	973	1,071
Total debt, excluding securitization debt (A-B)	13,075	13,140	12,679	12,385	11,212
Less cash and cash equivalents (C)	1,351	1,422	739	533	694
Net debt, excluding securitization debt (A-B-C)	11,724	11,718	11,940	11,852	10,518
Total capitalization (D)	23,425	24,229	23,499	22,836	21,525
Less securitization debt (E)	775	777	883	973	1,071
Total capitalization, excluding securitization debt (D-E)	22,650	23,452	22,616	21,863	20,454
Less cash and cash equivalents (F)	1,351	1,422	739	533	694
Net capitalization, excluding securitization debt (D-E-F)	21,299	22,030	21,877	21,330	19,760
(%)
Debt to capital ratio (A/D)	59.1	57.4	57.7	58.5	57.1
Debt to capital ratio, excluding securitization debt ((A-B)/D-E))	57.7	56.0	56.1	56.6	54.8
Net debt to net capital ratio, excluding securitization debt ((A-B-C)/(D-E-F))	55.0	53.2	54.6	55.6	53.2

Revolver capacity (G)	3,582	3,592	3,977	3,462	2,001

Gross liquidity (C+G)	4,933	5,014	4,716	3,995	2,695

Entergy Corporation notes:
Due September 2015	—	550	550	550	550
Due January 2017	500	500	500	500	—
Due September 2020	450	450	450	450	450
Due July 2022	650	—	—	—	—
Total parent long-term debt (H)	1,600	1,500	1,500	1,500	1,000
Revolver draw (I)	835	695	255	795	1,920
Commercial paper (J)	422	484	1,045	665	—

Total parent debt (H)+(I)+(J)	2,857	2,679	2,800	2,960	2,920

Parent debt to total debt ratio, excluding securitization debt % ((H)+(I)+(J))/(A-B)	21.9	20.4	22.1	23.9	26.0
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ millions)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
Total debt (A)	14,044	13,858	14,144	13,850	13,860	13,692	13,673	13,917
Less securitization debt (B)	762	734	814	775	861	832	814	777
Total debt, excluding securitization debt (A-B)	13,282	13,124	13,330	13,075	12,999	12,860	12,859	13,140
Less cash and cash equivalents (C)	1,181	910	1,041	1,351	908	650	1,069	1,422
Net debt, excluding securitization debt (A-B-C)	12,101	12,214	12,289	11,724	12,091	12,210	11,790	11,718
Total capitalization (D)	24,483	24,321	23,512	23,425	24,113	24,059	24,127	24,229
Less securitization debt (E)	762	734	814	775	861	832	814	777
Total capitalization, excluding securitization debt (D-E)	23,721	23,587	22,698	22,650	23,252	23,227	23,313	23,452
Less cash and cash equivalents (F)	1,181	910	1,041	1,351	908	650	1,069	1,422
Net capitalization, excluding securitization debt (D-E-F)	22,540	22,677	21,657	21,299	22,344	22,577	22,244	22,030
(%)
Debt to capital ratio (A/D)	57.4	57.0	60.2	59.1	57.5	56.9	56.7	57.4
Debt to capital ratio, excluding securitization debt ((A-B)/D-E))	56.0	55.6	58.7	57.7	55.9	55.4	55.2	56.0
Net debt to net capital ratio, excluding securitization debt ((A-B-C)/(D-E-F))	53.7	53.9	56.7	55.0	54.1	54.1	53.0	53.2

Revolver capacity (G)	3,779	4,158	3,869	3,582	4,077	4,003	3,975	3,592

Gross liquidity (C+G)	4,960	5,068	4,910	4,933	4,985	4,653	5,044	5,014

Entergy Corporation notes:
Due September 2015	550	550	—	—	550	550	550	550
Due January 2017	500	500	500	500	500	500	500	500
Due September 2020	450	450	450	450	450	450	450	450
Due July 2022	—	—	650	650	—	—	—	—
Total parent long-term debt (H)	1,500	1,500	1,600	1,600	1,500	1,500	1,500	1,500
Revolver draw (I)	508	271	525	835	115	195	245	695
Commercial paper (J)	762	895	664	422	1,059	909	776	484

Total parent debt (H)+(I)+(J)	2,770	2,666	2,789	2,857	2,674	2,604	2,521	2,679

Parent debt to total debt ratio, excluding securitization debt % ((H)+(I)+(J))/(A-B)	20.9	20.3	20.9	21.9	20.6	20.2	19.6	20.4
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
Total debt (A)	13,850	13,917	13,562	13,358	12,283
Less securitization debt (B)	775	777	883	973	1,071
Total debt, excluding securitization debt (C)	13,075	13,140	12,679	12,385	11,212
As-reported consolidated net income, rolling 12 months	(157)	960	731	868	1,367
Add back: interest expense, rolling 12 months	643	628	604	569	514
Add back: income tax expense, rolling 12 months	(643)	590	226	31	286
Add back: depreciation and amortization, rolling 12 months	1,337	1,319	1,261	1,145	1,102
Add back: regulatory charges (credits), rolling 12 months	175	(14)	46	175	206
Subtract: securitization proceeds, rolling 12 months	137	130	127	132	116
Subtract: interest and investment income, rolling 12 months	187	148	199	128	129
Subtract: AFUDC - equity funds, rolling 12 months	52	65	66	93	84
Add back: decommissioning expense, rolling 12 months	280	273	242	185	191
Adjusted EBITDA, rolling 12 months (D)	1,259	3,413	2,718	2,620	3,337
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	36	39	13
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	16	60	—	—
Add back: special item resulting from decisions to close VY, FitzPatrick and Pilgrim, rolling 12 months (pre-tax)	1,658	154	343	356	—
Add back: special item for Palisades asset impairment and related write-offs, rolling 12 months (pre-tax)	396	—	—	—	—
Add back: Top Deer investment impairment, rolling 12 months (pre-tax)	37	—	—	—	—
Add back: special item for gain on the sale of RISEC, rolling 12 months (pre-tax)	(154)	—	—	—	—
Operational adjusted EBITDA, rolling 12 months (E)	3,196	3,583	3,157	3,015	3,350
Debt to operational adjusted EBITDA, excluding securitization debt (C)/(E)	4.1	3.7	4.0	4.1	3.3

Net cash flow provided by operating activities, rolling 12 months (F)	3,291	3,890	3,189	2,940	3,129
AFUDC borrowed funds used during construction, rolling 12 months (G)	(27)	(34)	(26)	(37)	(38)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	38	98	(181)	(14)	28
Fuel inventory	(12)	4	5	(12)	5
Accounts payable	(135)	(13)	94	(7)	(132)
Prepaid taxes and taxes accrued	82	(63)	(143)	55	580
Interest accrued	(11)	25	(4)	1	(34)
Other working capital accounts	(114)	112	(66)	(152)	42
Securitization regulatory charge	107	97	93	94	77
Total (H)	(45)	260	(202)	(35)	566
FFO, rolling 12 months (F)+(G)-(H)	3,309	3,596	3,365	2,938	2,525
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	36	37	10
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	51	24	—	—
Add back: special item resulting from decisions to close VY, FitzPatrick and Pilgrim, rolling 12 months (pre-tax)	55	7	4	—	—
Operational FFO, rolling 12 months (I)	3,364	3,654	3,429	2,975	2,535
Operational FFO to debt ratio, excluding securitization debt % (I)/(C)	25.7	27.8	27.0	24.0	22.6
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ millions)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
Total debt (A)	14,044	13,858	14,144	13,850	13,860	13,692	13,673	13,917
Less securitization debt (B)	762	734	814	775	861	832	814	777
Total debt, excluding securitization debt (C)	13,282	13,124	13,330	13,075	12,999	12,860	12,859	13,140
As-reported consolidated net income, rolling 12 months	857	817	(156)	(157)	970	996	968	960
Add back: interest expense, rolling 12 months	632	636	644	643	612	618	623	628
Add back: income tax expense, rolling 12 months	523	494	(35)	(643)	326	382	519	590
Add back: depreciation and amortization, rolling 12 months	1,322	1,331	1,333	1,337	1,289	1,323	1,330	1,319
Add back: regulatory charges (credits), rolling 12 months	(7)	10	29	175	44	26	16	(14)
Subtract: securitization proceeds, rolling 12 months	129	130	134	137	132	133	132	130
Subtract: interest and investment income, rolling 12 months	181	196	186	187	196	180	206	148
Subtract: AFUDC - equity funds, rolling 12 months	61	59	56	52	68	67	66	65
Add back: decommissioning expense, rolling 12 months	277	278	279	280	249	257	264	273
Adjusted EBITDA, rolling 12 months (D)	3,233	3,181	1,718	1,259	3,094	3,222	3,316	3,413
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	—	—	29	16	6	—
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	11	4	3	—	65	66	55	16
Add back: special item resulting from decisions to close VY, FitzPatrick and Pilgrim, rolling 12 months (pre-tax)	152	143	1,673	1,658	353	364	186	154
Add back: special item for Palisades asset impairment and related write-offs, rolling 12 months (pre-tax)	—	—	—	396	—	—	—	—
Add back: Top Deer investment impairment, rolling 12 months (pre-tax)	—	—	—	37	—	—	—	—
Add back: special item for gain on the sale of RISEC, rolling 12 months (pre-tax)	—	—	—	(154)	—	—	—	—
Operational adjusted EBITDA, rolling 12 months (E)	3,396	3,328	3,394	3,196	3,541	3,668	3,563	3,583
Debt to operational adjusted EBITDA, excluding securitization debt (C)/(E)	3.9	3.9	3.9	4.1	3.7	3.5	3.6	3.7

Net cash flow provided by operating activities, rolling 12 months (F)	3,733	3,699	3,348	3,291	3,412	3,602	3,881	3,890
AFUDC borrowed funds used during construction, rolling 12 months (G)	(33)	(30)	(29)	(27)	(27)	(29)	(31)	(34)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	72	45	(5)	38	(102)	(9)	(26)	98
Fuel inventory	(35)	(32)	(34)	(12)	26	31	18	4
Accounts payable	(200)	(164)	(63)	(135)	168	(11)	135	(13)
Prepaid taxes and taxes accrued	(51)	(43)	25	82	(187)	(124)	(117)	(63)
Interest accrued	7	5	(5)	(11)	2	1	18	25
Other working capital accounts	137	104	(17)	(114)	(29)	(48)	11	112
Securitization regulatory charge	97	99	104	107	98	99	99	97
Total (H)	27	14	5	(45)	(24)	(61)	138	260
FFO, rolling 12 months (F)+(G)-(H)	3,673	3,655	3,314	3,309	3,409	3,634	3,712	3,596
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	—	—	31	21	8	—
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	23	15	11	—	53	55	52	51
Add back: special item resulting from decisions to close VY, FitzPatrick and Pilgrim, rolling 12 months (pre-tax)	56	57	56	55	6	8	8	7
Operational FFO, rolling 12 months (I)	3,752	3,727	3,381	3,364	3,499	3,718	3,780	3,654
Operational FFO to debt ratio, excluding securitization debt % (I)/(C)	28.2	28.4	25.4	25.7	26.9	28.9	29.4	27.8
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Net Income (A)	1,096.9	829.1	828.9	943.0	1,106.5
Preferred dividends	17.6	17.3	17.3	17.3	17.3
Tax-effected interest expense	334.6	327.5	313.1	293.1	280.4
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	1,449.1	1,173.9	1,159.3	1,253.4	1,404.2

Utility special items
Transmission business spin-merge expenses	—	—	(8.7)	(37.1)	—
HCM implementation expenses	—	(7.6)	(20.3)	—	—
Total special items (C)	—	(7.6)	(29.0)	(37.1)	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,449.1	1,181.5	1,188.3	1,290.6	1,404.2
Operational earnings (A-C)	1,096.9	836.7	857.8	980.1	1,106.5

As-reported Utility non-fuel O&M (D)	2,560.6	2,394.6	2,388.9	2,190.4	2,055.6

Utility special items included in non-fuel O&M
Transmission business spin-merge expenses	—	12.6	28.3	38.2	—
HCM implementation expenses	—	—	35.7	—	—
Total special items included in non-fuel O&M (E)	—	12.6	64.0	38.2	—

Operational Utility non-fuel O&M (D-E)	2,560.6	2,382.0	2,324.9	2,152.2	2,055.6

Average invested capital (F)	20,642	20,213	19,488	18,154	16,877
Average common equity (G)	9,241	8,904	8,599	7,991	7,462

Gross debt (H)	10,955	11,163	10,674	10,325	9,234
Less securitization debt (I)	775	777	883	974	1,071
Gross debt, excluding securitization debt (H-I)	10,180	10,386	9,791	9,352	8,164
Less cash and cash equivalents (J)	619	973	551	380	360
Net debt, excluding securitization debt (H-I-J)	9,561	9,413	9,240	8,971	7,804

Total capitalization (K)	20,825	20,350	19,857	18,902	17,200
Less securitization debt (L)	775	777	883	974	1,071
Total capitalization, excluding securitization debt (K-L)	20,050	19,573	18,974	17,929	16,129
Less cash and cash equivalents (M)	619	973	551	380	360
Net capitalization, excluding securitization debt (K-L-M)	19,431	18,600	18,423	17,548	15,769

(%)
Return on average invested capital – As-Reported (B/F)	7.0	5.8	5.9	6.9	8.3
Return on average invested capital – Operational ((B-C)/F)	7.0	5.9	6.1	7.1	8.3
Return on average common equity – As-Reported (A/G)	11.9	9.3	9.6	11.8	14.8
Return on average common equity – Operational ((A-C)/G)	11.9	9.4	10.0	12.3	14.8
Debt to capital ratio (H/K)	52.6	54.9	53.8	54.6	53.7
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	50.8	53.1	51.6	52.2	50.6
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	49.2	50.6	50.2	51.1	49.5
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ millions)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
As-Reported Net Income (A)	223.4	199.7	360.0	313.7	201.1	207.8	310.9	109.3
Less special items (B)	—	—	—	—	(2.3)	(3.5)	(0.3)	(1.5)
Operational earnings (A-B)	223.4	199.7	360.0	313.7	203.4	211.3	311.2	110.8

As-Reported Net Income-rolling 12 months (C)	851.5	843.4	892.5	1,096.9	906.5	918.1	881.0	829.1
Preferred dividends	17.3	17.3	17.2	17.6	17.3	17.3	17.3	17.4
Tax-effected interest expense	331.2	335.4	336.9	334.6	317.7	321.1	324.1	327.5
As-Reported Net Income, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D)	1,200.0	1,196.1	1,246.6	1,449.1	1,241.5	1,256.5	1,222.4	1,174.0

Special items in prior quarters	(5.3)	(1.8)	(1.5)	—	(25.0)	(13.7)	1.4	(7.6)
Special items in current quarter	—	—	—	—	(2.3)	(3.5)	(0.3)	(1.5)
Total special items (E)	(5.3)	(1.8)	(1.5)	—	(27.3)	(17.2)	1.1	(9.1)

Operational earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D-E)	1,205.3	1,197.9	1,248.1	1,449.1	1,268.8	1,273.7	1,221.3	1,183.1
Operational earnings, rolling 12 months (C-E)	856.8	845.2	894.0	1,096.9	933.8	935.3	879.9	838.2

As-reported Utility non-fuel O&M (F)	584.3	642.5	663.1	670.6	526.2	584.5	617.1	666.7

Utility special items included in non-fuel O&M
Transmission business spin-merge expenses	—	—	—	—	3.9	5.6	0.7	2.4
HCM implementation expenses	—	—	—	—	—	—	—	—
Total special items included in non-fuel O&M (G)	—	—	—	—	3.9	5.6	0.7	2.4

Operational Utility non-fuel O&M (F-G)	584.3	642.5	663.1	670.6	522.3	579.0	616.4	664.3

Average invested capital (H)	20,462	20,425	20,723	20,587	19,623	19,990	20,117	20,103
Average common equity (I)	9,038	9,093	9,325	9,241	8,592	8,713	8,885	8,904

Gross debt (J)	11,195	11,111	11,274	10,955	11,092	10,993	11,055	11,163
Less securitization debt (K)	762	734	814	775	861	832	814	777
Gross debt, excluding securitization debt (J-K)	10,433	10,377	10,460	10,180	10,231	10,161	10,241	10,386
Less cash and cash equivalents (L)	774	734	830	619	611	319	489	973
Net debt, excluding securitization debt (J-K-L)	9,659	9,643	9,630	9,561	9,620	9,842	9,752	9,413

Total capitalization (M)	20,579	20,562	20,983	20,825	20,345	20,288	20,464	20,350
Less securitization debt (N)	762	734	814	775	861	832	814	777
Total capitalization, excluding securitization debt (M-N)	19,817	19,828	20,169	20,050	19,484	19,456	19,650	19,573
Less cash and cash equivalents (O)	774	734	830	619	611	319	489	973
Net capitalization, excluding securitization debt (M-N-O)	19,043	19,094	19,339	19,431	18,873	19,137	19,161	18,600

(%)
Return on average invested capital –
As-Reported (D/H)	5.9	5.9	6.0	7.0	6.3	6.3	6.1	5.8
Return on average invested capital –
Operational ((D-E)/H)	5.9	5.9	6.0	7.0	6.5	6.4	6.1	5.9
Return on average common equity –

As-Reported (C/I)	9.4	9.3	9.6	11.9	10.6	10.5	9.9	9.3
Return on average common equity –
Operational ((C-E)/I)	9.5	9.3	9.6	11.9	10.8	10.7	9.9	9.4
Debt to capital ratio (J/M)	54.4	54.0	53.7	52.6	54.5	54.2	54.0	54.9
Debt to capital ratio, excluding securitization debt ((J-K)/(M-N))	52.6	52.3	51.9	50.8	52.5	52.2	52.1	53.1
Net debt to net capital ratio, excluding securitization debt ((J-K-L)/(M-N-O))	50.7	50.5	49.8	49.2	51.0	51.4	50.9	50.6
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Earnings (A)	67.4	114.5	155.1	145.5	158.0
Preferred dividends	6.9	6.9	6.9	6.9	6.9
Tax-effected interest expense	60.3	55.5	54.3	49.5	49.7
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	134.6	176.9	216.3	201.9	214.6

Special items
Transmission business spin-merge expenses	—	—	(0.4)	(13.0)	—
HCM implementation expenses	—	(1.4)	(2.4)	—	—
Total special items (C)	—	(1.4)	(2.8)	(13.0)	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	134.6	178.3	219.1	214.9	214.6
Operational earnings (A-C)	67.4	115.9	157.9	158.5	158.0
Average invested capital (D)	4,640	4,423	4,026	3,645	3,451
Average invested capital, excluding securitization (E)	4,572	4,343	3,933	3,540	3,334
Average common equity (F)	1,858	1,772	1,650	1,512	1,424

Gross debt (G)	2,642	2,689	2,380	2,139	1,894
Less securitization debt (H)	61	74	87	99	111
Gross debt, excluding securitization debt (G-H)	2,581	2,615	2,293	2,040	1,783
Less cash and cash equivalents (I)	9	219	127	35	23
Net debt, excluding securitization debt (G-H-I)	2,572	2,396	2,166	2,006	1,761

Total capitalization (J)	4,650	4,630	4,216	3,835	3,455
Less securitization debt (K)	61	74	87	99	111
Total capitalization, excluding securitization debt (J-K)	4,589	4,556	4,129	3,736	3,344
Less cash and cash equivalents (L)	9	219	127	35	23
Net capitalization, excluding securitization debt (J-K-L)	4,580	4,337	4,002	3,702	3,321

(%)
Return on average invested capital – As-Reported (B/D)	2.9	4.0	5.4	5.5	6.2
Return on average invested capital – Operational ((B-C)/E)	2.9	4.1	5.6	6.1	6.4
Return on average common equity – As-Reported (A/F)	3.6	6.5	9.4	9.6	11.1
Return on average common equity – Operational ((A-C)/F)	3.6	6.5	9.6	10.5	11.1
Debt to capital ratio (G/J)	56.8	58.1	56.4	55.8	54.8
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	56.2	57.4	55.5	54.6	53.3
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	56.1	55.3	54.1	54.2	53.0
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Net Income (A)	69.6	74.8	57.9	42.0	80.8
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	50.7	53.0	54.7	57.2	56.0
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	120.3	127.8	112.6	99.2	136.8

Special items
Transmission business spin-merge expenses	—	—	(3.2)	(4.6)	—
HCM implementation expenses	—	(1.1)	(5.6)	—	—
Total special items (C)	—	(1.1)	(8.8)	(4.6)	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	120.3	128.9	121.4	103.8	136.8
Operational earnings (A-C)	69.6	75.9	66.7	46.6	80.8
Average invested capital (D)	2,387	2,396	2,445	2,509	2,522
Average invested capital, excluding securitization debt (E)	1,858	1,803	1,790	1,795	1,747
Average common equity (F)	927	889	871	877	862

Gross debt (G)	1,452	1,469	1,545	1,604	1,661
Less securitization debt (H)	497	562	624	685	743
Gross debt, excluding securitization debt (G-H)	955	907	921	919	918
Less cash and cash equivalents (I)	2	30	47	60	65
Net debt, excluding securitization debt (G-H-I)	953	877	874	859	853

Total capitalization (J)	2,413	2,361	2,432	2,458	2,560
Less securitization debt (K)	497	562	624	685	743
Total capitalization, excluding securitization debt (J-K)	1,916	1,799	1,808	1,773	1,817
Less cash and cash equivalents (L)	2	30	47	60	65
Net capitalization, excluding securitization debt (J-K-L)	1,914	1,769	1,761	1,713	1,752

(%)
Return on average invested capital – As-Reported (B/D)	5.0	5.3	4.6	4.0	5.4
Return on average invested capital – Operational ((B-C)/E)	6.5	7.1	6.8	5.8	7.8
Return on average common equity – As-Reported (A/F)	7.5	8.4	6.6	4.8	9.4
Return on average common equity – Operational ((A-C)/F)	7.5	8.5	7.7	5.3	9.4
Debt to capital ratio (G/J)	60.2	62.2	63.5	65.2	64.9
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	49.8	50.4	50.9	51.8	50.5
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	49.8	49.6	49.6	50.1	48.7
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (a)
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Earnings (A)	440.9	438.2	406.3	432.3	667.8
Preferred dividends	5.7	7.8	7.8	7.8	7.8
Tax-effected interest expense	153.5	140.9	134.6	122.1	110.9
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	600.1	586.9	548.7	562.2	786.5

Special items
Transmission business spin-merge expenses	—	—	(4.0)	(11.2)	—
HCM implementation expenses	—	(3.5)	(5.1)	—	—
Total special items (C)	—	(3.5)	(9.1)	(11.2)	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	600.1	590.4	557.8	573.4	786.5
Operational earnings (A-C)	440.9	441.7	415.4	443.5	667.8
Average invested capital (D)	9,481	9,235	8,977	8,257	7,382
Average invested capital, excluding securitization (E)	9,350	9,084	8,806	8,066	7,280
Average members’ equity (F)	4,487	4,282	4,335	4,066	3,662

Gross debt (G)	4,897	4,980	4,706	4,357	3,804
Less securitization debt (H)	121	141	162	179	204
Gross debt, excluding securitization debt (G-H)	4,776	4,839	4,545	4,178	3,600
Less cash and cash equivalents (I)	35	321	140	66	26
Net debt, excluding securitization debt (G-H-I)	4,741	4,518	4,405	4,112	3,574

Total capitalization (J)	9,634	9,327	9,143	8,811	7,703
Less securitization debt (K)	121	141	162	179	204
Total capitalization, excluding securitization debt (J-K)	9,513	9,186	8,981	8,632	7,499
Less cash and cash equivalents (L)	35	321	140	66	26
Net capitalization, excluding securitization debt (J-K-L)	9,478	8,865	8,841	8,566	7,473

(%)
Return on average invested capital – As-Reported (B/D)	6.3	6.4	6.1	6.8	10.7
Return on average invested capital – Operational ((B-C)/E)	6.4	6.5	6.3	7.1	10.8
Return on average members’ equity – As-Reported (A/F)	9.8	10.2	9.4	10.6	18.2
Return on average members’ equity – Operational ((A-C)/F)	9.8	10.3	9.6	10.9	18.2
Debt to capital ratio (G/J)	50.8	53.4	51.5	49.5	49.4
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	50.2	52.7	50.6	48.4	48.0
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	50.0	51.0	49.8	48.0	47.8
(a) On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's but not ELL's financial data presented in this report.
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Earnings (A)	89.9	72.0	79.3	43.9	105.9
Preferred dividends	2.8	2.8	2.8	2.8	2.8
Tax-effected interest expense	34.6	34.3	35.4	34.0	29.5
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	127.3	109.1	117.5	80.8	138.3

Special items
Transmission business spin-merge expenses	—	—	(0.9)	(7.5)	—
HCM implementation expenses	—	(1.2)	(4.5)	—	—
Total special items (C)	—	(1.2)	(5.4)	(7.5)	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	127.3	110.3	122.9	88.3	138.3
Operational earnings (A-C)	89.9	73.2	84.7	51.4	105.9
Average invested capital (D)	2,086	2,053	2,068	1,946	1,712
Average common equity (E)	987	957	916	858	784

Gross debt (F)	1,048	1,048	1,044	1,161	915
Less cash and cash equivalents (G)	146	62	—	53	—
Net debt (F-G)	902	986	1,044	1,108	915

Total capitalization (H)	2,110	2,061	2,046	2,091	1,801
Less cash and cash equivalents (I)	146	62	—	53	—
Net capitalization (H-I)	1,964	1,999	2,046	2,038	1,801

(%)
Return on average invested capital – As-Reported (B/D)	6.1	5.3	5.7	4.2	8.1
Return on average invested capital – Operational ((B-C)/D)	6.1	5.4	5.9	4.5	8.1
Return on average common equity – As-Reported (A/E)	9.1	7.5	8.7	5.1	13.5
Return on average common equity – Operational ((A-C)/E)	9.1	7.7	9.3	6.0	13.5
Debt to capital ratio (F/H)	49.7	50.9	51.0	55.5	50.8
Net debt to net capital ratio ((F-G)/(H-I))	45.9	49.3	51.0	54.4	50.8
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (a)
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Earnings (A)	44.0	30.0	11.6	18.9	36.2
Preferred dividends	1.0	1.0	1.0	0.9	1.0
Tax-effected interest expense	10.3	9.8	9.9	8.3	8.0
As-Reported Earnings adjusted for preferred
dividends and tax-effected interest expense (B)	55.3	40.8	22.5	28.1	45.1

Special items
Transmission business spin-merge expenses	—	—	(0.1)	(0.9)	—
HCM implementation expenses	—	(0.4)	(2.7)	—	—
Total special items (C)	—	(0.4)	(2.9)	(0.9)	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	55.3	41.2	25.2	29.0	45.1
Operational earnings (A-C)	44.0	30.4	14.5	19.8	36.2
Average invested capital (D)	632	538	503	455	435
Average invested capital, excluding securitization (E)	584	538	503	455	435
Average common equity (F)	289	217	201	188	185

Gross debt (G)	343	304	298	266	229
Less securitization debt (H)	96	—	—	—	—
Gross debt, excluding securitization debt (G-H)	247	304	298	266	229
Less cash and cash equivalents (I)	89	42	33	9	10
Net debt, excluding securitization debt (G-H-I)	158	262	265	257	219

Total capitalization (J)	713	551	524	481	430
Less securitization debt (K)	96	—	—	—	—
Total capitalization, excluding securitization debt (J-K)	617	551	524	481	430
Less cash and cash equivalents (L)	89	42	33	9	10
Net capitalization, excluding securitization debt (J-K-L)	528	509	491	472	420

(%)
Return on average invested capital – As-Reported (B/D)	8.7	7.6	4.5	6.2	10.4
Return on average invested capital – Operational ((B-C)/E)	9.5	7.7	5.0	6.4	10.4
Return on average common equity – As-Reported (A/F)	15.2	13.8	5.8	10.0	19.6
Return on average common equity – Operational ((A-C)/F)	15.2	14.0	7.2	10.5	19.6
Debt to capital ratio (G/J)	48.1	55.1	56.9	55.2	53.2
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	40.0	55.1	56.9	55.2	53.2
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	30.0	51.3	53.9	54.4	52.1
(a) On Sept. 1, 2015, ELL transferred its Algiers assets to ENOI. The effect of the Algiers transfer has been retrospectively applied to ENOI's but not ELL's financial data presented in this report.
Calculations may differ due to rounding.
Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
As-Reported Net Income (A)	111.3	96.3	113.7	111.9	64.2
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	26.7	35.1	23.0	23.4	25.5
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	138.0	131.4	136.7	135.3	89.7

Special items
Transmission business spin-merge expenses	—	—	—	—	—
HCM implementation expenses	—	—	—	—	—
Total special items (C)	—	—	—	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	138.0	131.4	136.7	135.3	89.7
Operational earnings (A-C)	111.3	96.3	113.7	111.9	64.2
Average invested capital (D)	1,476	1,612	1,637	1,592	1,609
Average common equity (E)	826	873	854	817	806

Gross debt (F)	573	727	751	815	736
Less cash and cash equivalents (G)	231	223	127	84	185
Net debt (F-G)	342	504	624	731	551

Total capitalization (H)	1,354	1,598	1,627	1,648	1,537
Less cash and cash equivalents (I)	231	223	127	84	185
Net capitalization (H-I)	1,123	1,375	1,500	1,564	1,351

(%)
Return on average invested capital – As-Reported (B/D)	9.3	8.2	8.3	8.5	5.6
Return on average invested capital – Operational ((B-C)/D)	9.3	8.2	8.3	8.5	5.6
Return on average common equity – As-Reported (A/E)	13.5	11.0	13.3	13.7	8.0
Return on average common equity – Operational ((A-C)/E)	13.5	11.0	13.3	13.7	8.0
Debt to capital ratio (F/H)	42.3	45.7	46.2	49.5	47.9
Net debt to net capital ratio ((F-G)/(H-I))	30.5	36.9	41.6	46.8	40.8
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015
($ millions)	2015	2014	2013	2012	2011
As-Reported Net Income (A)	(1,067.8)	292.3	42.9	40.4	488.6
Preferred dividends	2.2	2.2	0.1	—	3.3
Tax-effected interest expense	16.5	10.2	10.0	11.0	20.3
As-Reported Net Income adjusted for preferred
dividends and tax-effected interest expense (B)	(1,049.1)	304.7	53.0	51.4	512.2

Special items
Decisions to close VY, FitzPatrick, and Pilgrim	(1,072.7)	(99.7)	(204.8)	(223.5)	—
Palisades asset impairment and related write-offs	(255.9)	—	—	—	—
Top Deer investment impairment	(23.9)	—	—	—	—
Gain on the sale of RISEC	100.1	—	—	—	—
HCM implementation expenses	—	(2.1)	(15.0)	—	—
Total special items (C)	(1,252.4)	(101.8)	(219.8)	(223.5)	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	203.3	406.5	272.8	274.9	512.2
Operational earnings (A-C)	184.6	394.1	262.7	263.9	488.6
Average invested capital (D)	4,781	5,204	5,145	5,513	5,627
Average common equity (E)	4,413	4,921	4,978	5,328	5,029

Gross debt (F)	371	318	199	111	204
Less cash and cash equivalents (G)	719	433	176	141	323
Net debt (F-G)	(348)	(115)	23	(30)	(119)

Total capitalization (H)	4,103	5,460	4,948	5,341	5,685
Less cash and cash equivalents (I)	719	433	176	141	323
Net capitalization (H-I)	3,384	5,027	4,772	5,201	5,362

(%)
Return on average invested capital – As-Reported (B/D)	(21.9)	5.9	1.0	0.9	9.1
Return on average invested capital – Operational ((B-C)/D)	4.3	7.8	5.3	5.0	9.1
Return on average common equity – As-Reported (A/E)	(24.2)	5.9	0.9	0.8	9.7
Return on average common equity – Operational ((A-C)/E)	4.2	8.0	5.3	5.0	9.7
Debt to capital ratio (F/H)	9.0	5.8	4.0	2.1	3.6
Net debt to net capital ratio ((F-G)/(H-I))	(10.3)	(2.3)	0.5	(0.6)	(2.2)
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ millions)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
For the quarter:
As-Reported Net Income (A)	122.9	(4.1)	(1,032.0)	(154.7)	241.9	25.9	(33.2)	57.1
Less special items (B)	(4.6)	(1.1)	(1,063.7)	(183.0)	(6.6)	(7.5)	(74.0)	(13.7)
Operational earnings (A-B)	127.5	(3.0)	31.7	28.3	248.5	33.4	40.8	70.8

As-Reported Net Income, rolling 12 months (C)	173.3	142.7	(856.0)	(1,067.8)	202.7	217.1	276.7	292.3
Preferred dividends	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5
Tax-effected interest expense	10.8	12.3	14.5	16.5	11.3	10.9	10.6	10.2
As-Reported Net Income, rolling
12 months adjusted for preferred
dividends and tax-effected interest
expense (D)	184.6	155.5	(841.0)	(1,050.8)	214.5	228.5	287.8	303.0

Special items in prior quarters	(95.2)	(92.4)	(19.5)	(1,069.4)	(219.8)	(225.3)	(57.6)	(88.0)
Special items in current quarter	(4.6)	(1.1)	(1,063.7)	(183.0)	(6.6)	(7.5)	(74.0)	(13.7)
Total special items (E)	(99.9)	(93.5)	(1,083.1)	(1,252.4)	(226.4)	(232.8)	(131.6)	(101.7)

Operational earnings, rolling 12 months adjusted
for preferred dividends and tax-effected
interest expense (D-E)	284.5	249.0	242.1	201.6	440.9	461.3	419.4	404.7
Operational earnings, rolling 12 months (C-E)	273.2	236.2	227.1	184.6	429.1	449.9	408.3	394.0
Average invested capital (F)	4,909	5,174	4,539	4,781	4,879	5,292	5,185	5,204
Average common equity (G)	4,659	4,956	4,310	4,413	4,764	5,176	4,958	4,921

Gross debt (H)	356	292	295	371	96	97	139	318
Less cash and cash equivalents (I)	402	167	192	719	287	318	277	433
Net debt (H-I)	(46)	125	103	(348)	(191)	(221)	(138)	(115)

Total capitalization (J)	5,499	5,343	4,243	4,103	4,319	5,006	4,835	5,460
Less cash and cash equivalents (K)	402	167	192	719	287	318	277	433
Net capital (J-K)	5,097	5,176	4,051	3,384	4,032	4,688	4,558	5,027

(%)
Return on average invested capital –
As-Reported (D/F)	3.8	3.0	(18.5)	(21.9)	4.4	4.3	5.6	5.9
Return on average invested capital –
Operational ((D-E)/F)	5.8	4.8	5.4	4.3	9.0	8.7	8.1	7.8
Return on average common equity –
As-Reported (C/G)	3.7	2.9	(19.9)	(24.2)	4.3	4.2	5.6	5.9
Return on average common equity –
Operational ((C-E)/G)	5.9	4.8	5.3	4.2	9.0	8.7	8.2	8.0
Debt to capital ratio (H/J)	6.5	5.5	7.0	9.0	2.2	1.9	2.9	5.8
Net debt to net capital ratio ((H-I)/(J-K))	(0.9)	2.4	2.6	(10.3)	(4.7)	(4.7)	(3.0)	(2.3)
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ in thousands except where noted)	2015	2014	2013	2012	2011
As-reported EWC operating revenues (A)	2,061,827	2,719,405	2,312,758	2,326,309	2,413,773
Less Palisades below-market PPA amortization (B)	15,200	16,496	17,656	16,725	42,996
Adjusted EWC operating revenues (A-B)	2,046,627	2,702,909	2,295,102	2,309,584	2,370,777

EWC billed sales (GWh) (C)	39,745	44,424	45,127	46,178	43,497

As-reported EWC average total revenue per MWh (A/C)	51.88	61.21	51.25	50.38	55.49
Adjusted EWC average total revenue per MWh ((A-B)/(C))	51.49	60.84	50.86	50.02	54.50

Adjusted EWC operating revenues (D)	2,046,627	2,702,909
Less Vermont Yankee operating revenue (E)	—	315,293
Adjusted EWC operating revenues excluding Vermont Yankee (D-E)	2,046,627	2,387,616

EWC billed sales excluding Vermont Yankee (GWh) (F)	39,745	39,364

Adjusted EWC average total revenue per MWh excluding VY (D-E)/(F)	51.49	60.65

As-reported EWC non-fuel O&M (G)	1,033,144	1,172,339	1,179,824	1,092,602	1,056,070

Special Items included in non-fuel O&M
Decisions to close VY, FitzPatrick and Pilgrim	16,979	43,516	21,130	—	—
HCM implementation expenses	—	3,261	15,953	—	—
Total special items included in non-fuel O&M (H)	16,979	46,777	37,083	—	—

Operational EWC non-fuel O&M (G-H)	1,016,165	1,125,562	1,142,741	1,092,602	1,056,070

As-reported EWC non-fuel O&M expense per MWh (G/C)	25.99	26.39	26.14	23.66	24.28
Operational EWC non-fuel O&M expense per MWh ((G-H)/(C))	25.57	25.34	25.32	23.66	24.28
Totals may not foot due to rounding.
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ in thousands except where noted)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
As-reported EWC operating revenues (A)	642,590	439,306	521,746	458,184	912,122	577,891	605,740	623,652
Less Palisades below-market PPA amortization (B)	3,800	3,800	3,800	3,800	4,124	4,124	4,124	4,124
Adjusted EWC operating revenues (A-B)	638,790	435,506	517,946	454,384	907,998	573,767	601,616	619,528

EWC billed sales (GWh) (C)	9,592	9,578	10,748	10,135	10,014	11,533	11,328	11,550

As-reported EWC average total revenue per MWh (A/C)	67.00	45.87	48.54	45.21	91.08	50.11	53.47	54.00
Adjusted EWC average total revenue per MWh ((A-B)/(C))	66.60	45.47	48.19	44.83	90.68	49.75	53.11	53.64

Adjusted EWC operating revenues (D)	638,790	435,506	517,946	454,384	907,998	573,767	601,616	619,528
Less Vermont Yankee operating revenue (E)	—	—	—	—	156,246	58,242	47,824	52,981
Adjusted EWC operating revenues excluding Vermont Yankee (D-E)	638,790	435,506	517,946	454,384	751,752	515,525	553,792	566,547

EWC billed sales excluding Vermont Yankee (GWh) (F)	9,592	9,578	10,748	10,135	8,693	10,211	10,018	10,442

Adjusted EWC average total revenue per MWh excluding VY (D-E)/(F)	66.60	45.47	48.19	44.83	86.48	50.49	55.28	54.26

As-reported EWC non-fuel O&M (G)	248,326	248,738	255,656	280,425	263,160	297,863	295,375	316,917

Special Items included in non-fuel O&M
Decisions to close VY, FitzPatrick and Pilgrim	7,489	1,579	1,706	6,205	6,728	8,705	9,681	18,402
HCM implementation expenses	—	—	—	—	1,093	949	483	736
Total special items included in non-fuel O&M (H)	7,489	1,579	1,706	6,205	7,821	9,654	10,164	19,138

Operational EWC non-fuel O&M (G-H)	240,837	247,159	253,950	274,220	255,339	288,209	285,211	297,779

As-reported EWC non-fuel O&M expense per MWh (G/C)	25.89	25.97	23.79	27.67	26.28	25.83	26.07	27.44
Operational EWC non-fuel O&M expense per MWh ((G-H)/(C))	25.11	25.80	23.63	27.06	25.50	24.99	25.18	25.78
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES NUCLEAR FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ in thousands except where noted)	2015	2014	2013	2012	2011
As-reported EWC nuclear operating revenues (A)	1,846,508	2,445,695	2,031,998	2,080,581	2,282,360
Less Palisades below-market PPA amortization (B)	15,200	16,496	17,656	16,725	42,996
Adjusted EWC nuclear operating revenues (A-B)	1,831,308	2,429,199	2,014,342	2,063,856	2,239,364

EWC nuclear billed sales (GWh) (C)	35,859	40,253	40,167	41,042	40,918

As-reported EWC nuclear average total revenue per MWh (A/C)	51.49	60.76	50.59	50.69	55.78
Adjusted EWC nuclear average total revenue per MWh ((A-B)/(C))	51.07	60.35	50.15	50.29	54.73

Adjusted EWC nuclear operating revenues (D)	1,831,308	2,429,199
Less Vermont Yankee operating revenue (E)	—	315,293
Adjusted EWC nuclear operating revenues excluding Vermont Yankee (D)-(E)	1,831,308	2,113,906

EWC nuclear billed sales excluding Vermont Yankee (GWh) (F)	35,859	35,191

Adjusted EWC nuclear average total revenue per MWh excluding VY (D-E)/(F)	51.07	60.07

As-reported EWC nuclear non-fuel O&M (G)	984,539	1,133,088	1,146,560	1,044,658	1,033,149

Special Items included in EWC nuclear non-fuel O&M
Decisions to close VY, FitzPatrick and Pilgrim	16,979	43,516	21,130	—	—
HCM implementation expenses	—	3,261	15,615	—	—
Total special items included in EWC nuclear non-fuel O&M (H)	16,979	46,777	36,745	—	—

Operational EWC nuclear non-fuel O&M (G-H)	967,560	1,086,311	1,109,815	1,044,658	1,033,149

As-reported EWC nuclear non-fuel O&M expense per MWh (G/C)	27.46	28.15	28.54	25.45	25.25
Operational EWC nuclear non-fuel O&M expense per MWh ((G-H)/(C))	26.98	26.99	27.63	25.45	25.25
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES NUCLEAR FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ in thousands except where noted)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
As-reported EWC nuclear operating revenues (A)	566,908	392,188	459,964	427,447	810,887	531,340	533,887	569,581
Less Palisades below-market PPA amortization (B)	3,800	3,800	3,800	3,800	4,124	4,124	4,124	4,124
Adjusted EWC nuclear operating revenues (A-B)	563,109	388,388	456,164	423,647	806,763	527,216	529,763	565,457

EWC nuclear billed sales (GWh) (C)	8,618	8,555	9,125	9,561	9,079	10,588	9,950	10,635

As-reported EWC nuclear average total revenue per MWh (A/C)	65.78	45.84	50.41	44.71	89.31	50.18	53.66	53.56
Adjusted EWC nuclear average total revenue per MWh ((A-B)/(C))	65.34	45.40	49.99	44.31	88.86	49.79	53.24	53.17

Adjusted EWC nuclear operating revenues (D)	563,109	388,388	456,164	423,647	806,763	527,216	529,763	565,457
Less Vermont Yankee operating revenue (E)	—	—	—	—	156,246	58,242	47,824	52,981
Adjusted EWC nuclear operating revenues excluding Vermont Yankee (D)-(E)	563,109	388,388	456,164	423,647	650,517	468,974	481,939	512,476

EWC nuclear billed sales excluding Vermont Yankee (GWh) (F)	8,618	8,555	9,125	9,561	7,758	9,266	8,640	9,527

Adjusted EWC nuclear average total revenue per MWh excluding VY (D-E)/(F)	65.34	45.40	49.99	44.31	83.85	50.61	55.78	53.79

As-reported EWC nuclear non-fuel O&M (G)	240,176	239,923	246,279	258,161	252,478	283,985	290,355	306,270

Special Items included in EWC nuclear non-fuel O&M
Decisions to close VY, FitzPatrick and Pilgrim	7,489	1,579	1,706	6,205	6,728	8,705	9,681	18,402
HCM implementation expenses	—	—	—	—	1,093	949	483	736
Total special items included in EWC nuclear non-fuel O&M (H)	7,489	1,579	1,706	6,205	7,821	9,654	10,164	19,138

Operational EWC nuclear non-fuel O&M (G-H)	232,687	238,344	244,573	251,956	244,657	274,331	280,191	287,132

As-reported EWC nuclear non-fuel O&M expense per MWh (G/C)	27.87	28.04	26.99	27.00	27.81	26.82	29.18	28.80
Operational EWC nuclear non-fuel O&M expense per MWh ((G-H)/(C))	27.00	27.86	26.80	26.35	26.95	25.91	28.16	27.00
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2011-2015

($ millions)	2015	2014	2013	2012	2011
Net Income	(1,066)	295	43	40	492
Add back: interest expense	27	17	16	18	33
Add back: income tax expense	(610)	177	(77)	61	176
Add back: depreciation and amortization	239	276	216	176	179
Subtract: interest and investment income	149	114	138	105	99
Add back: decommissioning expense	138	142	125	72	81
Adjusted EBITDA	(1,421)	792	185	262	862
Add back pre-tax special items for:
HCM implementation expenses	—	3	24	—	—
Decisions to close VY, FitzPatrick and Pilgrim	1,658	154	343	356	—
Palisades asset impairment and related write-offs	396	—	—	—	—
Top Deer investment impairment	37	—	—	—	—
Gain on the sale of RISEC	(154)	—	—	—	—
Operational adjusted EBITDA	515	950	553	618	862
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q14-4Q15

($ millions)	1Q15	2Q15	3Q15	4Q15	1Q14	2Q14	3Q14	4Q14
Net Income	123	(4)	(1,032)	(154)	242	26	(33)	58
Add back: interest expense	6	6	7	8	5	3	4	5
Add back: income tax expense	70	(3)	(555)	(123)	119	20	2	36
Add back: depreciation and amortization	62	64	60	53	70	71	72	63
Subtract: interest and investment income	50	36	29	33	26	22	29	37
Add back: decommissioning expense	35	33	33	36	34	35	35	38
Adjusted EBITDA	247	60	(1,515)	(213)	444	133	51	162
Add back pre-tax special items for:
HCM implementation expenses	—	—	—	—	1	1	1	1
Decisions to close VY, FitzPatrick and Pilgrim	7	2	2	5	10	11	113	20
Palisades asset impairment and related write-offs	—	—	1,642	396	—	—	—	—
Top Deer investment impairment	—	—	—	37	—	—	—	—
Gain on the sale of RISEC	—	—	—	(154)	—	—	—	—
Operational adjusted EBITDA	254	62	129	70	455	145	165	183
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	ENTERGY COMMON STOCK PRICES
Entergy’s quarterly earnings results, webcasts, presentations, dividend	The high and low trading prices for each quarterly period in 2015 and 2014
action and other news and information of investor interest may be	were as follows (in dollars):
obtained by visiting the investor information page on Entergy’s			2015		2014
corporate website at entergy.com and the Investor Relations mobile	QUARTER		HIGH	LOW	HIGH	LOW
web app at iretr.com, or by calling Entergy's Investor Relations information line at 1-888-ENTERGY (368-3749).	1		90.33	73.88	67.02	60.40
	2		79.84	69.06	82.30	66.41
INVESTOR RELATIONS	3		74.09	61.27	82.48	70.70
Security analysts, portfolio managers, and other members of the	4		70.67	63.90	92.02	76.51
financial community may contact:
David Borde	DIVIDEND PAYMENTS
Vice President, Investor Relations	The Board of Directors declares dividends quarterly and sets the record and
Telephone: 504-576-5668	payment dates. Subject to Board discretion, those dates for 2016 are:
E–mail: dborde@entergy.com						PAYMENT
	DECLARATION DATE			RECORD DATE		DATE
SHAREHOLDER ACCOUNT INFORMATION	January 29			February 11		March 1
Wells Fargo Shareowner Services is Entergy’s transfer agent,	April 6			May 12		June 1
registrar, dividend disbursing agent, and dividend reinvestment	July 29			August 11		September 1
and stock purchase plan agent. Shareholders of record with	October 28			November 10		December 1
questions about lost certificates, lost or missing dividend checks
or notifications of change of address should contact:	Quarterly dividend payments (in cents-per-share):
Wells Fargo Shareowner Services
P.O. Box 64874	QUARTER	2016	2015	2014	2013	2012
St. Paul, MN 55164-0874	1	85	83	83	83	83
Phone: 1-855-854-1360	2	85	83	83	83	83
Internet: www.shareholderonline.com	3		83	83	83	83
	4		85	83	83	83
CORPORATE GOVERNANCE
Entergy’s Corporate Governance Guidelines, Board Committee	PREFERRED STOCK DIVIDEND PAYMENTS
Charters for the Corporate Governance, Audit, and Personnel	The board of directors for each preferred stock issuer declares preferred
Committees, and Entergy’s Code of Conduct may be accessed	dividends quarterly and sets the record and payment dates. Subject to
electronically by selecting the investor information page on Entergy’s	their discretion, those dates for 2016 and 2017 are:
corporate website at entergy.com.
	UTILITY OPERATING COMPANY			RECORD DATE		PAYMENT DATE
ADDITIONAL INFORMATION	Entergy Arkansas, Inc.			12/23/15		1/4/16
For copies of the above Corporate Governance documents, Entergy’s				3/23/16		4/1/16
10-K and 10-Q reports filed with the Securities and Exchange				6/22/16		7/1/16
Commission, or for other investor information, call 1-888-ENTERGY				9/22/16		10/3/16
or write to:				12/19/16		1/3/17
Entergy Corporation				3/20/17		4/3/17
Investor Relations				6/21/17		7/3/17
P.O. Box 61000				9/20/17		10/2/17
New Orleans, LA 70161	Entergy Mississippi, Inc.			1/21/16		2/1/16
				4/19/16		5/2/16
COMMON STOCK INFORMATION				7/21/16		8/1/16
The company’s common stock is listed on the New York and Chicago				10/21/16		11/1/16
exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy				1/20/17		2/1/17
share price is reported daily in the financial press under “Entergy” in				4/19/17		5/1/17
most listings of New York Stock Exchange securities. Entergy common				8/21/17		8/1/17
stock is a component of the following indices: S&P 500, S&P Utilities				10/23/17		11/1/17
Index, Philadelphia Utility Index and the NYSE Composite Index,	Entergy New Orleans, Inc.			12/23/15		1/4/16

among others.	3/23/16	4/1/16
	6/22/16	7/1/16
As of Jan. 29, 2016, there were 179,071,731 shares of Entergy	9/22/16	10/3/16
common stock outstanding. Shareholders of record totaled	12/19/16	1/3/17
28,602, and approximately 138,431 investors held Entergy stock in	3/20/17	4/3/17
“street name” through a broker.	6/21/17	7/3/17
	9/20/17	10/2/17
CERTIFICATIONS
In May 2015, Entergy’s Chief Executive Officer certified to the
New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of
2002, as exhibits to our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2015.